             AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                                 JUNE 10, 2005

                                REGISTRATION NO.

               (INVESTMENT COMPANY ACT REGISTRATION NO. 811-07024)

         - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              - - - - - - - - - - -

                                    FORM N-14
                                      ----

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
                                      -----
                                      -----

                         PRE-EFFECTIVE AMENDMENT NO. / /
                                      -----
                                      -----

                        POST-EFFECTIVE AMENDMENT NO. / /
                                      -----

                        (CHECK APPROPRIATE BOX OR BOXES)

                        - - - - - - - - - - - - - - - - -

                     COLUMBIA INTERNATIONAL STOCK FUND, INC.

                              ONE FINANCIAL CENTER

                           BOSTON, MASSACHUSETTS 02111

                                 1-800-426-3750

                         - - - - - - - - - - - - - - - -
                           R. SCOTT HENDERSON, ESQUIRE

                         COLUMBIA MANAGEMENT GROUP, INC.
                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                         - - - - - - - - - - - - - - - -
                                   COPIES TO:
                            BRIAN D. MCCABE, ESQUIRE
                                ROPES & GRAY LLP

                             ONE INTERNATIONAL PLACE
                           BOSTON, MASSACHUSETTS 02110

                            CAMERON S. AVERY, ESQUIRE
                             BELL, BOYD & LLOYD LLC
                       70 WEST MADISON STREET, SUITE 3300
                             CHICAGO, IL 60602-4207
                         - - - - - - - - - - - - - - - -

Title of Securities Being Registered:

Class A
Class B
Class C
Class Z

Approximate Date of Proposed Offering: as soon as practicable after the Registration Statement becomes or is declared effective.

It is proposed that this filing will become effective on July 11, 2005 pursuant to Rule 488 under the Securities Act of 1933.

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

                           COLUMBIA NEWPORT TIGER FUND
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:

         I am writing to ask for your vote on (1) the proposed merger between Columbia Newport Tiger Fund (the "Acquired Fund") and Columbia International Stock Fund, Inc. (the "Acquiring Fund") (each a "Fund" and together the "Funds") and (2) the election of Trustees of Columbia Funds Trust VII at a special meeting of shareholders to be held on September 9, 2005.

         The proposed merger is one of several mergers recommended by Columbia Management Group, Inc. ("Columbia"), the parent company of the investment advisor to the Columbia funds. Columbia's overall goal in proposing these fund mergers is two-fold. First, by merging funds with generally similar investment strategies, Columbia can create larger, more efficient investment portfolios. Second, by streamlining its product offerings, Columbia can more effectively concentrate its investment management and distribution resources on a more focused group of portfolios. Columbia recommended the merger to enable shareholders to invest in a larger, more efficient investment portfolio while continuing to access a similar investment strategy.

          Should the merger be approved and other conditions to the merger be satisfied, your current fund investment will be exchanged, without immediate tax consequences, for an equal investment (that is, dollar value) in the Acquiring Fund. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund of the same class as the shares they currently own (except that Class
T shareholders of the Acquired Fund will receive Class A shares of the Acquiring
Fund). It is also expected that if shareholders so approve (pursuant to a separate proxy statement), the Acquiring Fund will be reorganized as a series of Columbia Funds Trust IX, a Massachusetts business trust into which the legal entities of all of the Columbia Funds are expected to be consolidated. We believe this consolidation will enhance the efficiency of administration and compliance monitoring for the Columbia Funds. More information on the specific details and reasons for the Acquired Fund's acquisition is contained in the enclosed combined prospectus/Proxy Statement. Please read it carefully.

         THE TRUSTEES OF COLUMBIA FUNDS TRUST VII UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

         THE TRUSTEES OF COLUMBIA FUNDS TRUST VII UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ALL OF THE NOMINEES FOR TRUSTEES OF THE ACQUIRED FUND.

         YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

         We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

Christopher L. Wilson
President and Chief Executive Officer

_________, 2005

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 9, 2005

                           COLUMBIA NEWPORT TIGER FUND
                      A SERIES OF COLUMBIA FUNDS TRUST VII

                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-426-3750

To the shareholders of Columbia Newport Tiger Fund:

         NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of Columbia Newport Tiger Fund (the "Acquired Fund") will be held at 2:00 p.m. Eastern Daylight Time on September 9, 2005, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111, for the following purpose:

         1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia International Stock Fund, Inc. (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund, (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund and (iii) the dissolution under state law of the Acquired Fund.

         2. To elect Trustees of Columbia Funds Trust VII. Mses. Kelly and Verville and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Simpson, Stitzel, Theobald and Woolworth (who have each agreed to serve) are nominees for election as trustees of Columbia Funds Trust VII by the shareholders of Columbia Funds Trust VII.

         3. To consider and act upon such other matters that properly come before the meeting or any adjourned session of the meeting.

         Shareholders of record of the Acquired Fund at the close of business on July 7, 2005, are entitled to notice of and to vote at the meeting and any adjourned session.

                                         By Order of the Board of Trustees,

                                         R. Scott Henderson, Secretary

_______ , 2005

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/ PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                           PROSPECTUS/PROXY STATEMENT
                                  JUNE __, 2005

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF

                           COLUMBIA NEWPORT TIGER FUND

                          c/o Columbia Funds Trust VII
                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF

                     COLUMBIA INTERNATIONAL STOCK FUND, INC.

                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-426-3750

                                      * * *

                             ELECTION OF TRUSTEES OF

                            COLUMBIA FUNDS TRUST VII

TABLE OF CONTENTS

I.    QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER....................................................      6
II.   PROPOSAL 1 - ACQUISITION OF THE ACQUIRED FUND BY THE ACQUIRING FUND.......................................     14
         The Proposal...........................................................................................     14
         Principal Investment Risks.............................................................................     14
         Information about the Acquisition......................................................................     15
III. QUESTIONS AND ANSWERS REGARDING THE ELECTION OF TRUSTEES                                                        22
IV.   PROPOSAL 2 - ELECTION OF TRUSTEES OF COLUMBIA FUNDS TRUST VII.............................................     23
V.    GENERAL...................................................................................................     34
         Voting Information.....................................................................................     34
         Information about Proxies and the Conduct of the Meeting...............................................     34
      Appendix A -- Agreement and Plan of Reorganization........................................................      A
      Appendix B -- Fund Information............................................................................      B
      Appendix C -- Capitalization..............................................................................      C
      Appendix D -- Information Applicable to the Acquiring Fund................................................      D
      Appendix E -- Financial Highlights for Acquiring Fund.....................................................      E
      Appendix F -- Comparison of Organizational Documents......................................................      F
      Appendix G -- Governance Committee Charter ...............................................................      G

This Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information that a shareholder should know before voting on the following proposals:

PROPOSAL 1 - Approval of an Agreement and Plan of Reorganization, dated June 1, 2005, between Columbia Funds Trust VII ("Trust VII"), on behalf of each of Columbia Newport Tiger Fund (the "Acquired Fund") and Columbia International Stock Fund, Inc. (the "Acquiring Fund"), and Columbia Management Advisors, Inc. ("Columbia Management") (the "Agreement and Plan of Reorganization") relating to the proposed merger between the Acquired Fund and the Acquiring Fund.

PROPOSAL 2 - The election of Trustees of Columbia Funds Trust VII.

These two proposals will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund that will be held at the offices of Columbia Management, One Financial Center, Boston, Massachusetts 02111. The transaction contemplated by the Agreement and Plan of Reorganization is referred to as the "Merger." Each of the Acquired Fund and the Acquiring Fund is referred to as a "Fund", and together, the "Funds". Each of the Funds is a registered open-end management investment company, or a portfolio series thereof. Please read this Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks issued by companies from at least three different countries outside the United States. If the Agreement and Plan of Reorganization relating to the Acquired Fund is approved by the shareholders of the Acquired Fund and the Acquisition occurs, the Acquired Fund will transfer all of the assets attributable to each class of its shares to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities in exchange for shares of the same class of the Acquiring Fund with the same aggregate net asset value as the net value of the assets transferred and liabilities assumed, except that Class T shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund. After that exchange, shares of each class received by the Acquired Fund will be distributed pro rata to its shareholders of the corresponding class and they will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus/Proxy Statement by reference:

         - The Statement of Additional Information of the Acquiring Fund dated [ ], 2005, relating to this Prospectus/Proxy Statement.

         - The Prospectuses of the Acquired Fund dated January 1, 2005, as supplemented.

         - The Statement of Additional Information of the Acquired Fund dated January 1, 2005, as supplemented.

         - The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated August 31, 2004.

The Acquired Fund has previously sent its Annual Report to its shareholders. For a free copy of this report or any of the documents listed above, call 1-800-426-3750, or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders may also obtain many of these documents by accessing the Internet site for the Acquired Fund at www.columbiafunds.com. Text-only versions of all the Acquired Fund and Acquiring Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. Shareholders can review and copy information about the funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

            I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE MERGER AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING THE VOTE. PLEASE CALL 1-866-270-3134 WITH ANY QUESTIONS ABOUT THE MERGER OR THIS PROSPECTUS/PROXY STATEMENT GENERALLY.

1. WHAT MERGER IS BEING PROPOSED?

The Board of Trustees of the Acquired Fund is recommending that the Acquiring Fund acquire the Acquired Fund. This means that the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund will receive shares of the Acquiring Fund of a class corresponding to the class of their Acquired Fund shares and with a dollar value equal to the value of their Fund shares on the business day prior to the closing of the merger. The Merger is currently scheduled to take place on or around October 7, 2005, or such other date as the parties may agree.

2. WHY IS THE MERGER BEING PROPOSED?

The Trustees recommend approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that has generally similar investment goals and principal investment strategies, except with respect to geographic focus. Spreading fixed costs over a broader asset base allows the potential for more efficient operation, and lower overall expenses. In reviewing the Merger, the Trustees also considered that, based on estimated expense ratios as of _____, 2005, shareholders of the Acquired Fund are expected to experience lower expenses, as a result of the Merger.

Please review "Reasons for the Merger and Trustees' Considerations" in Sections II and III of this Prospectus/Proxy Statement for more information regarding the factors considered by the Acquired Fund's Board.

Shareholders should note that, although the investment goal and strategy of the Acquiring Fund is generally similar to that of the Acquired Fund, the fundamental investment restrictions of the combined Fund differ from those of the Acquired Fund in that it invests broadly in foreign securities, rather than focusing on Asian markets. Please see "How do the Investment goals, strategies and policies of the Funds compare?" below.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE MERGER?

The tables below allow shareholders to compare the sales charges and management fees and expenses of each Fund and to analyze the estimated expenses that Columbia Management expects the combined Fund to bear in the first year following the Merger. The shareholder fees presented below for the Acquiring Fund apply both before and after giving effect to the Merger. Sales charges, if applicable, are paid directly by shareholders to Columbia Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are paid by each Fund. They include management fees, distribution and service (12b-1) fees (if applicable) and administrative costs, including pricing and custody services.

In addition, following the presentation of that information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the table below represent expenses as of each Fund's most recent fiscal year (year ended August 31, 2004 for both Funds) and those projected for the combined Fund on a pro forma basis after giving effect to the proposed Merger and based on pro forma combined net assets as of October 31, 2004.

Shareholders of the Acquired Fund and the Acquiring Fund will not pay additional sales charges as a result of the Merger, although contingent deferred sales charges ("CDSCs") applicable to share purchases made prior to the Merger will continue to apply.

Based on the expense ratios shown below, total annual operating expenses of each class of shares of the Acquiring Fund are expected to be lower to the total annual operating expenses of each corresponding class of shares of the Acquired Fund.

SHAREHOLDER FEES
(paid directly from the investment)

                                ACQUIRED FUND(1)

                                                                 CLASS A      CLASS B    CLASS C    CLASS T(5)     CLASS Z
                                                                ---------    ---------   --------   -----------   ---------
Maximum sales charge (load) imposed on purchases (%) (as a
  percentage of the offering price)                             5.75          0.00        0.00       5.75%        0.00

Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of original purchase
  price or net asset value)                                     1.00(2)       5.00        1.00       1.00(2)      0.00

Redemption fee (%) (as a percentage of amount redeemed, if
  applicable)                                                   2.00(3)(4)    2.00(3)(4)  2.00(3)(4) 2.00(3)(4)   2.00(3)(4)

                                ACQUIRING FUND(1)

                                                                 CLASS A         CLASS B          CLASS C          CLASS Z
                                                               ------------    ------------    -------------    -------------
Maximum sales charge (load) on purchases (%) (as a
  percentage of the offering price)                               5.75           0.00             0.00             0.00

Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or
  redemption price)                                               1.00(2)        5.00             1.00             0.00

Redemption fee (%) (as a percentage of amount redeemed, if
  applicable)                                                     2.00(3)(4)     2.00(3)(4)       2.00(3)(4)       2.00(3)(4)

                               ACQUIRING FUND(1)
                              (PRO FORMA COMBINED)

                                                                  CLASS A       CLASS B      CLASS C    CLASS Z
                                                                -----------     -------      -------    -------
Maximum sales charge (load) on purchases (%) (as a
  percentage of the offering price)                               5.75           0.00        0.00       0.00

Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or
  redemption price)                                               1.00(2)        5.00        1.00       0.00

Redemption fee (%) (as a percentage of amount redeemed, if
  applicable)                                                     2.00(3)(4)     2.00(3)(4)  2.00(3)(4) 2.00(3)(4)


(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) This charge applies only to certain Class A shares and Class T shares bought without an initial sales charge.

(3) A redemption fee of 2.00% of redemption proceeds may be imposed on redemptions (including redemptions by exchange) of shares of the fund that were owned for 60 days or less.

(4)      There is a $7.50 charge for wiring sale proceeds to a bank.

(5) Class T shares are sold only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds). Class T shareholders will receive Class A shares of the Acquiring Fund in the Merger.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from fund assets)

                                  ACQUIRED FUND

                                                               CLASS A    CLASS B    CLASS C    CLASS T     CLASS Z
                                                               -------    -------    -------    -------     -------
Management fee (%)(1)(2)                                        0.95       0.95       0.95       0.95        0.95

Distribution and service (12b-1) fees (%)                       0.25       1.00       1.00       0.00        0.00

Other expenses(2)(3) (%)                                        0.61       0.61       0.61       0.61        0.61

Total annual fund operating expenses (2) (%)                    1.81       2.56       2.56       1.56        1.56


                                 ACQUIRING FUND

                                                               CLASS A    CLASS B    CLASS C    CLASS Z
                                                               -------    -------    -------    -------
Management fee (%)                                              0.87       0.87       0.87       0.87

Distribution and service (12b-1) fees (%)                       0.25       1.00       1.00       0.00

Other expenses(3)(4) (%)                                        0.32       0.32       0.32       0.32

Total annual fund operating expenses(4) (%)                     1.44       2.19       2.19       1.19

                                 ACQUIRING FUND
                              (PRO FORMA COMBINED)

                                                               CLASS A    CLASS B    CLASS C    CLASS Z
                                                               -------    -------    -------    -------
Management fee (%)                                              0.85       0.85       0.85       0.85

Distribution and service (12b-1) fees (%)                       0.25       1.00       1.00       0.00

Other expenses(5) (%)                                           0.32       0.32       0.32       0.32

Total annual fund operating expenses(5) (%)                     1.42       2.17       2.07       1.07

(1) The Fund pays a management fee of 0.70% and an administration fee of 0.25%.

(2) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.55%. If this waiver were reflected in the table, the other expenses for each share class would be 0.60% and total annual fund operating expenses for Class A, B, C, T and Z shares would be 1.80%, 2.55%, 2.55% , 1.55% and 1.55%, respectively. This arrangement may be modified or terminated by the advisor or administrator at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fee for the Acquiring Fund and for the Acquired Fund effective November 1, 2003.

(4) Columbia Management has voluntarily agreed to waive 0.11% of the transfer agency fees for each Class A, B, C and Z share class, respectively. If these waivers were reflected in the table, other expenses for Class A, B and C shares would be 0.21% for each class and total annual fund operating expenses for Class A, B and C shares would be 1.33%, 2.08%, 2.08% and 1.08%, respectively. This arrangement may be modified or terminated by the advisor at any time.

(5) Columbia Management has voluntarily agreed to waive 0.10% of the transfer agency fees for each Class A, Class B, Class C and Class Z shares, respectively. If these waivers were reflected in the table, other expenses for Class A, Class B, Class C and Class Z shares would be 1.32%, 2.07%, 1.97%, and 0.97% respectively.

EXAMPLE EXPENSES

Example Expenses help compare the cost of investing in each Fund currently with the cost of investing in the combined Fund on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. It uses the following hypothetical conditions.

         -        $10,000 initial investment

         -        5% total return for each year

         -        Each Fund's operating expenses remain the same

         -        Reinvestment of all dividends and distributions

         -        Class B shares convert to Class A shares after eight years

EXAMPLE EXPENSES
(actual costs may be higher or lower)

                                                            1 YEAR       3 YEARS       5 YEARS        10 YEARS
                                                            ------       -------       --------       --------
ACQUIRED FUND

Class A                                                     $ 748        $1,112        $  1,499        $ 2,579

Class B:          did not sell shares                       $ 259        $  796        $  1,360        $ 2,712
                  sold all shares at end of period          $ 759        $1,096        $  1,560        $ 2,712

Class C:          did not sell shares                       $ 259        $  796        $  1,360        $ 2,895
                  sold all shares at end of period          $ 359        $  796        $  1,360        $ 2,895

Class T:                                                    $ 725        $1,039        $  1,376        $ 2,325

Class Z                                                     $ 159        $  493        $    850        $ 1,856

ACQUIRING FUND

Class A                                                     $ 713        $1,004        $  1,317        $ 2,200

Class B:          did not sell shares                       $ 222        $  685        $  1,175        $ 2,334
                  sold all shares at end of period          $ 722        $  985        $  1,375        $ 2,334

Class C:          did not sell shares                       $ 222        $  685        $  1,175        $ 2,524
                  sold all shares at end of period          $ 322        $  685        $  1,175        $ 2,524

Class Z                                                     $ 121        $  378        $    654        $ 1,590

ACQUIRING FUND
(pro forma combined) (both Acquisitions)

Class A                                                     $ 711        $  998        $  1,307        $ 2,179

Class B:          did not sell shares                       $ 220        $  679        $  1,164        $ 2,313
                  sold all shares at end of period          $ 720        $  979        $  1,364        $ 2,313

Class C:          did not sell shares                       $ 220        $  679        $  1,164        $ 2,503
                  sold all shares at end of period          $ 320        $  679        $  1,164        $ 2,503

Class Z                                                     $ 119        $  372        $    644        $ 1,420

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

Please see Appendix D for information relating to supplemental hypothetical investment information that provides additional information in a different format from the preceding Annual Fund Operating Expenses tables about the effect of the expenses of the Acquiring Fund on a pro forma basis, including investment advisory fees and other Fund costs, on such Fund's returns over a 10-year period.

4. HOW DO THE INVESTMENT GOALS, PRINCIPAL INVESTMENT STRATEGIES AND POLICIES OF THE FUNDS COMPARE?

This table shows the investment goal and principal investment strategies of each fund:

                ACQUIRED FUND                                                    ACQUIRING FUND
                -------------                                                    --------------
INVESTMENT GOAL: The Acquired Fund seeks            INVESTMENT GOAL: The Fund seeks capital appreciation by investing, under normal
capital appreciation.                               market conditions,at least 80% of its net assets (plus any borrowings for investment purposes) in stocks issued by companies from at least three countries outside of the United States.

PRINCIPAL INVESTMENT STRATEGIES: The Acquired       PRINCIPAL INVESTMENT STRATEGIES: The Fund seeks to achieve its goal as follows:
Fund seeks to achieve its goal as follows:

-  Under normal market conditions, the Fund         -  The Fund intends to invest primarily in companies considered to be large and
   invests at least 80% of its net assets  (plus       well-established, based on standards of the applicable country or foreign
   any borrowings for investment purposes) in          market. Most of the Funds' stocks will be denominated in foreign currencies.
   stocks of companies located in the Tiger
   countries of Asia. The countries or regions
   in which the fund invests include Hong Kong,


   Singapore, South Korea, Taiwan, Malaysia,        -  The Fund intends to invest principally in the equity securities of companies
   Thailand, India, Indonesia, China and the           located in the following countries or regions: Australia, Brazil, Canada,
   Philippines. In selecting investments for the       China, Denmark, Finland, France, Germany, Hong Kong, India, Ireland, Italy,
   Fund, the advisor typically purchases stocks        Japan, Mexico, The Netherlands, New Zealand, Norway, Singapore, South Korea,
   of quality growth companies.                        Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.

-  At times, the Fund's investment advisor          -  The Fund may also invest in securities convertible into or exercisable for
   may determine that adverse market conditions        stock (including preferred stock, warrants and debentures) and certain
   make it desirable to suspend temporarily the        options and financial futures contracts  (derivatives).
   Fund's normal investment activities. During
   such times, the Fund may, but is not required    -  At times, the Fund's investment advisor may determine that adverse market
   to, invest in cash or high-quality,                 conditions make it desirable to suspend temporarily the Fund's normal
   short-term debt securities, without limit.          investment activities. During such times, the Fund may, but is not
   Taking a temporary defensive position may           required to, invest in cash or high-quality, short-term debt securities,
   prevent the Fund from achieving its                 without limit. Taking a temporary defensive position may prevent the
   investment goal.                                    Fund from achieving their investment goal.

                                                    -  As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability.

                                                    -  The Fund may also invest up to 33 1/3% of their net assets in foreign securities, including American Depositary Receipts (ADRs), Global Depositary
                                                       Receipts (GDRs) and Nasdaq-listed foreign securities.

The following highlights the differences in investment restrictions and certain investment strategies that the Funds use to achieve their investment goals:

         - The Acquired Fund has a fundamental investment restriction under which it may purchase and sell futures contracts and related options as long as the total initial margin and premiums do not exceed 5% of total assets. The Acquiring Fund has a fundamental investment restriction under which it may not buy or sell commodities. However, the Acquiring Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, but may not buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity, and may enter into foreign currency transactions.

         - The Acquired Fund has a non-fundamental investment restriction under which it may not have a short sales position, unless the Acquired Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities. The Acquiring Fund has a fundamental investment restriction under which it may not engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Acquiring Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         - The Acquiring Fund has a fundamental investment restriction under which it may not invest its assets in securities of any company if the purchase would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation. The Acquired Fund does not have a similar investment restriction.

         - The Acquired Fund has a fundamental investment restriction under which it may make loans but subject to the following restrictions: the Acquired Fund may not make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other a affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements. The Acquiring Fund has a fundamental investment restriction under which it may not make loans, except that the Acquiring Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

         - The Acquired Fund has a fundamental investment restriction under which it may not concentrate more than 25% of its total assets in any industry, but may invest above and beyond 25% of its assets in obligations issued or guaranteed as to principal and interest by the U.S Government or any agency or instrumentality thereof. Also, with respect to 75% of the Acquired Fund's assets, it may not purchase the securities of any issuer if, as a result of such purchase, more than 5% of the its total assets would be invested in the securities of such issuer. Notwithstanding the investment policies and restrictions of the Acquired Fund, the Acquired Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Acquired Fund. The Acquiring Fund has a fundamental investment restriction under which it may not concentrate investments in any industry. However, the Acquiring Fund may (a) invest up to 25 percent of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

         - The Acquired Fund has a fundamental investment restriction under which it may not issue senior securities, except as permitted in the 1940 Act. The Acquiring Fund has a fundamental investment restriction under which it may not issue senior securities, bonds or debentures.

Except as noted above, the Funds are generally subject to substantially similar fundamental and non-fundamental investment policies. For a complete list of the Funds' investment policies and restrictions, see each Fund's Statement of Additional Information.

The shareholders of the Acquiring Fund are currently scheduled to vote on changes to the investment restrictions for the Acquiring Fund at a meeting of shareholders scheduled to be held on September 9, 2005. Shareholders of record of the Acquiring Fund on July 7, 2005, will vote separately on each proposed change to the fundamental investment restrictions of the Acquiring Fund. If the changes to the Acquiring Fund's fundamental investment restrictions are approved, the differences in investment restrictions and certain investment strategies that the Funds use to achieve their investment goals will be as follows:

         - The Acquired Fund has a fundamental investment restriction under which it may purchase and sell futures contracts and related options as long as the total initial margin and premiums do not exceed 5% of total assets. The Acquiring Fund will have a fundamental investment restriction under which it may not buy or sell commodities. However, the Acquiring Fund will to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contract and other financial transactions relating to commodities. This limitation will not apply to foreign currency transactions including without limitation forward currency contracts.

         - The Acquired Fund has a non-fundamental investment restriction under which it may not have a short sales position, unless the Acquired Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities. The Acquiring Fund will not have such fundamental investment restriction.

         - The Acquired Fund has a fundamental investment restriction under which it may make loans but subject to the following restrictions: the Acquired Fund may not make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and
                  (d) through repurchase agreements. The Acquiring Fund will have a fundamental investment restriction under which it may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Generally, the 1940 Act permits an investment company to borrow up to 33 1/3 % of its total assets, including the amount borrowed.

         - The Acquired Fund has a fundamental investment restriction under which it may not concentrate more than 25% of its total assets in any industry, but may invest above and beyond 25% of its assets in obligations issued or guaranteed as to principal and interest by the U.S Government or any agency or instrumentality thereof. Also, with respect to 75% of the Acquired Fund's assets, it may not purchase the securities of any issuer if, as a result of such purchase, more than 5% of the its total assets would be invested in the securities of such issuer. Notwithstanding the investment policies and restrictions of the Acquired Fund, the Acquired Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Acquired Fund. The Acquiring Fund will have a fundamental investment restriction under which it may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) its assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

         - The Acquired Fund has a fundamental investment restriction under which it may not issue senior securities, except as permitted in the 1940 Act. The Acquiring Fund will have a fundamental investment restriction under which it may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. WHAT CLASS OF THE ACQUIRING FUND SHARES WILL SHAREHOLDERS RECEIVE IF THE MERGER OCCURS?

Shareholders will receive the shares of the Acquiring Fund corresponding to the shares that they currently own, except that if a shareholder owns Class T shares of the Acquired Fund, that shareholder will receive Class A shares of the Acquiring Fund. The shares will have the same exchange rights and will bear the same CDSCs upon redemption and, in the case of Class B shares, will convert to Class A shares at the same time as the current shares. The shares will have similar exchange, purchase and redemption procedures to the shares that shareholders currently own.

6. WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER?

The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund is expected to recognize a gain or loss directly as a result of the Merger. However, since the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards) or losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and such gains to its shareholders on or before that date.

A substantial portion of the portfolio assets of the Funds may be sold in connection with the Merger into the Acquiring Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of the Acquired Fund shares are expected to carry over to the new shares in the Acquiring Fund.

Certain other tax consequences are discussed below under "Federal Income Tax Consequences."

7. WHO BEARS THE EXPENSES ASSOCIATED WITH THE MERGER?

Columbia Management and the Acquired Fund will each bear a portion of the out-of-pocket expenses associated with the Merger, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; (3) the legal fees and expenses incurred by the Funds in connection with the Merger; and (4) the Trustees' fees and out-of-pocket expenses incurred as a result of the Merger. The estimated costs of the Merger to be borne by the Acquired Fund and the Acquiring Fund are approximately $176,343 and $0, respectively. Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

8. WHO IS ELIGIBLE TO VOTE?

Shareholders of record on July 7, 2005 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On Proposal 1, all shareholders of the Acquired Fund, regardless of the class of shares held, will vote together as a single class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If a shareholder sign a proxy but do not fill in a vote, the shares will be voted to approve the Merger. If any other business comes before the Meeting, the shares will be voted at the discretion of the persons named as proxies.

9. WHY IS THE ACQUIRING FUND EXPECTED TO BE REORGANIZED FOLLOWING THE MERGER?

At a meeting held on May 11, 2005, the Board, including all Trustees who are not "interested persons" of Trust VII (as defined in section 2(a)(19) of the 1940
Act) (each, an "independent Trustee") unanimously approved the reorganization of the surviving open-end retail Columbia Funds, including the Acquiring Fund. In the Trust Reorganization, the Acquiring Fund will be reorganized into a newly created series of Columbia Funds Trust IX. The primary purpose of the Trust Reorganization is to facilitate compliance monitoring and administration for the Columbia Funds.

Consummation of the Trust Reorganization is expected to occur immediately following the completion of the Merger. The Merger is not conditioned on the completion of the Trust Reorganization. Shareholders of the Acquired Fund are not being asked to approve the Trust Reorganization.

For a summary of significant differences between the organizational documents of the Acquired Fund and Columbia Funds Trust IX, the trust into which it is proposed that the Acquiring Fund be reorganized, please see Appendix F.

    II. PROPOSAL 1 -- ACQUISITION OF THE ACQUIRED FUND BY THE ACQUIRING FUND

THE PROPOSAL

Shareholders of the Acquired Fund are being asked to approve the Acquired Fund Agreement and Plan of Reorganization, a copy of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Acquired Fund Agreement and Plan of Reorganization, shareholders are approving the acquisition of the Acquired Fund by the Acquiring Fund.

PRINCIPAL INVESTMENT RISKS

   What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal risks associated with the Acquired Fund and the Acquiring Fund are generally similar because they have generally similar investment goals and principal investment strategies, except with respect to geographic focus. The actual risks of investing in the Acquired Fund and the Acquiring Fund depend on the securities held in their portfolios and on market conditions, both of which change over time. Both the Acquired Fund and the Acquiring Fund are subject to the following risks:

The Acquiring Fund is subject to both management risk and market risk. Management risk means that Columbia Management's investment decisions might produce losses or cause the Acquiring Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of one's investment. Because of management and market risk, there is no guarantee that the Acquiring Fund will achieve its investment goal or perform favorably among comparable funds. Since it purchases equity securities, the Acquiring Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time.

The Acquiring Fund may also be subject to sector risk and the risks associated with investing in foreign securities. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Acquiring Fund does not intend to focus on any particular sector, at times the Acquiring Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Acquiring Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls. Because the Acquired Fund's investments are concentrated in the so-called Tiger countries of Asia, the Acquired Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region in which the Acquired Fund invests might have a greater effect on the Acquired Fund than if the Acquired Fund was more geographically diversified, which may result in greater losses and volatility.

Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. Shareholders may lose money by investing in the Acquiring Fund.

The Acquiring Fund is also subject to derivatives risk (although the Acquiring Fund will not use derivatives for speculative purposes or as a leveraged instrument), as well as convertible securities risk (less risk than common stock but more than debt obligations). In addition, both Funds are subject to market timing risk because the Funds invest primarily in foreign securities and may therefore be particularly susceptible to market timers.

Shareholders of the Acquired Fund should note that, although the investment goal; principal investment strategies and current investment restrictions of the Acquiring Fund are generally similar to those of the Acquired Fund, the fundamental investment restrictions of the combined Fund may differ and it will have a different geographic focus. In particular, the Acquiring Fund does not currently expect to focus on securities of companies located in the so-called Tiger Countries. Please see the answer to question 4 above under "III. Questions and Answers" for more information comparing the investment goals, strategies and policies of the Funds.

INFORMATION ABOUT THE MERGER

   Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund, the Merger is expected to occur on or around October 7, 2005, or such other date as the parties may agree, under the Acquired Fund Agreement and Plan of Reorganization. The following is a brief summary of the principal terms of the Acquired Fund Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Acquired Fund Agreement and Plan of Reorganization.

- The Acquired Fund will transfer all of the assets and liabilities to the Acquiring Fund in exchange for shares of the same class of the Acquiring Fund (except that Class T shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund) with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

- The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on _____, 2005, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

- The shares of each class of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the corresponding class of the Acquired Fund pro rata in accordance with their percentage ownership of such class of the shares of the Acquired Fund in full liquidation of the Acquired Fund.

- After the Merger, the Acquired Fund's affairs will be wound up in an orderly fashion, it will be dissolved under state law.

- The Merger requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Trustees of Trust VII and the Acquiring Fund.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes.

   Shares Shareholders Will Receive

If the Merger occurs, shareholders will receive shares in the Acquiring Fund of the same class (except that Class T shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund) as the shares currently owned in the Acquired Fund. In comparison to the shares that shareholders currently own, the shares that shareholders will receive will have the following characteristics:

- They will have an aggregate net asset value equal to the aggregate net asset value of the current shares as of the business day before the closing of the Merger.

- They will bear the same sales charges, redemption fees and CDSCs, if any, as the current shares to the extent such charges and fees apply, and for purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the new shares will continue to age from the date a shareholder purchased Acquired Fund shares.

- It is expected that in connection with the consolidation of certain service providers to the Columbia Funds, and the Nations Funds, prior to the Merger, the procedures for purchasing, redeeming and exchanging shares will be aligned by modifying both complexes. Accordingly, although changes to such procedures are anticipated, the Merger itself will not result in any changes to such procedures. .

- Shareholders will have the same exchange options as they currently have.

- Shareholders will have voting and other rights generally similar to those they currently have, but as a shareholder of the Acquiring Fund. Please see Appendix F to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and those of the Acquired Fund. Appendix F identifies certain differences in voting rights that will result from the Trust Reorganization, including a change from voting rights based on one vote per share to the use of dollar based voting.

- The account options that shareholders have selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

Information concerning the capitalization of each of the Funds is contained in Appendix C to this Prospectus/Proxy Statement.

   Reasons for the Merger and Trustees' Considerations

The Trustees of Trust VII, including all of the Independent Trustees of Trust VII, Columbia Management or its affiliates, have determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund's shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

Columbia proposed the Merger to the Trustees of the Acquired Fund at a meeting held on February 8-9, 2005 because the Merger is expected to create a larger fund with an investment goal and strategies generally similar to those of the Acquired Fund, except with respect to geographic focus.

At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things:

1. the Merger as part of a continuing initiative to streamline and improve the offerings of the Columbia Funds family by eliminating overlapping funds and clarifying investor choices;

2.       various potential shareholder benefits of the Merger;

3. the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

4.       the historical performance results of the Funds (see
         "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

5. the investment objectives and principal investment strategies of the Funds;

6. that the Acquiring Fund is expected to have lower total operating expenses than the Acquired Fund;

7. the anticipated tax-free nature of the exchange of shares in the Merger and other expected U.S. federal income tax consequences of the Merger, including limitations on the use of realized and unrealized losses for U.S.

         federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see "Federal Income Tax Consequences" below);

8. that the Acquired Fund would bear part of the expenses associated with the Merger; and

9. the potential benefits of the Merger to Columbia Management and its affiliates (e.g. the benefit of consolidating resources within Columbia Management and BACAP).

If the Merger is approved by the shareholders of the Acquired Fund, the transactions will combine the Acquired Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund. Larger mutual funds generally have more buying power (for example, they have greater opportunity to purchase round lots of securities) and are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products. Both Funds are large capitalization equity funds. Columbia Management believes that streamlining its product offerings in a particular asset segment will help minimize investor confusion.

   Performance Information

The charts below show the percentage gain or loss in each calendar year for the 10-year period or since inception if shorter, ending December 31, 2004, for the Class Z shares of the Acquired Fund. The tables should give a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges. Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Acquisition.

Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectuses and Statement of Additional Information.

                             ACQUIRED FUND (CLASS Z)
                           (Bar chart to be inserted)

16.28%     11.24%   -33.96%   -12.09%   73.68%   -15.68%   -16.43%   -12.61%    -45.04%
1995       1996     1997      1998      1999     2000      2001      2002       2003       2004

For period shown in bar chart:
Best quarter:  4th quarter 1998, +37.75%
Worst quarter:  2nd quarter 1998, -31.19%

                            ACQUIRING FUND (CLASS Z)
                           (Bar chart to be inserted)

5.15%      16.59%   11.47%    12.83%    57.93%   -22.64%   -18.47%   -16.10%    33.08%
1995       1996     1997      1998      1999     2000      2001      2002       2003      2004

For period shown in bar chart:
Best quarter:  4th quarter 1999, +34.96%
Worst quarter:  3rd quarter 2002, -18.71%

The following tables list each Fund's average annual total return for each class of its shares for the one-year, five-year and 10-year or since inception periods ending December 31, 2004, (including applicable sales charges), for Class A, B, C, T, and Z shares of the Acquired Fund and for Class A, B, C and Z shares of the Acquiring Fund. These tables are intended to provide some indication of the risks of investing in the Funds. At the bottom of each table, shareholders can compare the Funds' performance with one or more broad-based market indices.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ACQUIRED FUND(1)

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                              1 YEAR      5 YEARS        10 YEARS
                                                                              ------      -------        --------
Class A (%)
 Return Before Taxes                                                           36.24        7.63         -0.49(1)
 Return After Taxes on Distributions                                           36.30        7.53         -0.69(1)
 Return After Taxes on Distributions and Sale of Fund Shares                   23.87        6.57         -0.52(1)
Class B (%)
 Return Before Taxes                                                           38.65        7.81         -0.56(1)
 Return After Taxes on Distributions                                           38.83        7.82         -0.67(1)
 Return After Taxes on Distributions and Sale of Fund Shares                   25.33        6.80         -0.53(1)
Class C (%)
 Return Before Taxes                                                           42.60        8.10         -0.56(1)
 Return After Taxes on Distributions                                           42.77        8.11         -0.66(1)
 Return After Taxes on Distributions and Sale of Fund Shares                   27.89        7.05         -0.53(1)
Class T (%)
 Return Before Taxes                                                           36.71        7.89         -0.29
 Return After Taxes on Distributions                                           36.74        7.74         -0.53
 Return After Taxes on Distributions and Sale of Fund Shares                   24.22        6.77         -0.37
Class Z (%)
 Return Before Taxes                                                           45.04        9.18          0.28
 Return After Taxes on Distributions                                           45.07        9.03          0.04
 Return After Taxes on Distributions and Sale of Fund Shares                   29.65        7.91          0.11
MSCI AC ASIA Ex Japan Index (%)(2)                                             46.98        6.98         -3.19

(1) Class A, B and C are newer classes of shares. Their performance information includes returns of Class T shares (the oldest existing Fund class) for periods prior to their inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class T shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class T and Z shares were initially offered on May 31, 1989, and Class A, B and C shares were initially offered on April 1, 1995.

(2) The Fund's returns are compared to the MSCI AC Asia ex Japan Index, an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan, and takes into account local market restrictions on share ownership by foreigners. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

ACQUIRING FUND

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                               1 YEAR       5 YEARS      10 YEARS
                                                                               ------       -------      --------
Class A (%)
 Return Before Taxes                                                           24.64         0.82         4.59(1)
 Return After Taxes on Distributions                                           24.78        -0.21         3.35(1)
 Return After Taxes on Distributions and Sale of Fund Shares                   16.15         0.47         3.45(1)
Class B (%)
 Return Before Taxes                                                           26.04         1.45         5.08(1)

 Return After Taxes on Distributions                                           26.19         0.40         3.84(1)
 Return After Taxes on Distributions and Sale of Fund Shares                   17.07         1.02         3.89(1)
Class C (%)
 Return Before Taxes                                                           30.14         1.79         5.09(1)
 Return After Taxes on Distributions                                           30.29         0.75         3.84(1)
 Return After Taxes on Distributions and Sale of Fund Shares                   19.74         1.30         3.90(1)
Class Z (%)
 Return Before Taxes                                                           33.08         2.15         5.28
 Return After Taxes on Distributions                                           33.45         1.14         4.04
 Return After Taxes on Distributions and Sale of Fund Shares                   22.02         1.64         4.08
MSCI EAFE Index (%)(2)                                                         38.59        -0.05         4.47
MSCI AC World Free Ex U.S. Index (3)                                           41.38         1.54         4.66

(1) Class A, B and C are newer classes of shares of the Acquiring Fund. Their performance information includes returns of the Acquiring Fund's class Z shares (the oldest existing class) for periods prior to their inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The Acquiring Fund initially offered Class C shares on October 13, 2003, Class A and B shares were initially offered on November 1, 2002, and Class Z shares were initially offered on October 1, 1992.

(2) The Acquiring Fund's returns are compared to the MSCI AC World Free Ex U.S. Index and the MSCI EASE Index. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed.

(3) The Fund's returns are compared to the MSCI AC World Ex US Index, an unmanaged index representing major stock markets in Europe, Australasia and the Far East. The MSCI AC World Ex US Index is also an unmanaged index representing both developed and emerging markets of 49 countries, excluding the United States. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

   Federal Income Tax Consequences

The Merger is intended to be a tax-free reorganization. Ropes & Gray LLP will deliver to the Acquiring Fund and the Acquired Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

-        the Merger will constitute a reorganization within the meaning of
         Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of
         Section 368(b) of the Code;

- under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

- under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

- under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund's shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

- under Section 1223(1) of the Code, a Acquired Fund shareholder's holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

- under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

- under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets immediately prior to such exchange;

- under Section 1223(2) of the Code, the Acquiring Fund's holding periods in such assets will include the Acquired Fund's holding periods in such assets; and

- under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under Section 383 of the Code.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund. The opinion is not a guarantee that the tax consequences of the Merger will be as described above.

Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

A substantial portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any net capital gains recognized in these sales will be distributed to the Acquired Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

The Acquiring Fund's ability to utilize the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. The effect of this limitation, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances the Acquired Fund shareholders could receive taxable distributions earlier than they would if the Merger were not to have occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE TRUSTEES OF THE COLUMBIA FUNDS TRUST VII ON BEHALF OF THE ACQUIRED FUND UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION AND THE DISSOLUTION OF THE ACQUIRED FUND IN ACCORDANCE WITH THE AGREEMENT AND PLAN OF REORGANIZATION.

   Required Vote for the Proposal

Approval of the Merger requires the affirmative vote of holders of the lesser of
(1) more than 50% of the Acquired Fund's outstanding shares or (2) 67% or more of the Acquired Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. A vote of shareholders of the Acquiring Fund is not needed to approve the Merger.

            III. QUESTIONS AND ANSWERS REGARDING ELECTION OF TRUSTEES

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF THE PROPOSAL TO ELECT TRUSTEES OF THE ACQUIRED FUND AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING THE VOTE. PLEASE DIRECT QUESTIONS ABOUT THE MERGER TO 1-866-270-3134.

1. WHY ARE SHAREHOLDERS BEING ASKED TO ELECT TRUSTEES IF THE ACQUIRED FUND IS PROPOSED TO BE ACQUIRED AND SUBSEQUENTLY DISSOLVED?

On February 9, 2005, pursuant to a settlement with the SEC, without admitting or denying the findings of the SEC, Columbia Management and Columbia Funds Distributors, Inc. consented to the entry of the settlement with the SEC. In connection with this settlement, the Funds made a voluntary undertaking to elect Trustees at least every five years, commencing in 2005. A copy of the SEC order is available on the SEC's website at www.sec.gov. In the event that the Merger does not occur, the Funds, by asking shareholders to elect Trustees at the Meeting, will save the costs of soliciting proxies and holding a separate meeting for the election of Trustees at a later date.

2. WHO ARE THE INDIVIDUALS PROPOSED FOR ELECTION AS TRUSTEES OF THE FUNDS?

The Fund is being asked in Proposal 2 to elect all of the incumbent Trustees of the Fund. The Trustees recommends that shareholders vote for the election of the following nominees, who currently serve as Trustees of the Trust: Mses. Kelly and Verville and Messrs. Hacker, Lowry, Nelson, Neuhauser, Mayer, Theobald, Simpson, Stitzel, and Woolworth. More information about the individual Trustees can be found in Section IV of this Prospectus/Proxy Statement.

3. WHO IS ELIGIBLE TO VOTE?

Shareholders of record on July 7, 2005 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareholders of an Acquired Fund, regardless of the class of shares held, will vote together as a single class. (Proxies with respect to the election of Trustees are being solicited from the shareholders of the other series of Trust VII, including the Acquiring Fund, through a separate proxy statement.) Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If a shareholder sign a proxy but does not fill in a vote, the shares will be voted to approve the election of all Trustees. If any other business comes before the Meeting, the shares will be voted at the discretion of the persons named as proxies.

Please review "IV. Proposal No. 2 - Election of Trustees" in this
Prospectus/Proxy Statement for more information.

                      IV. PROPOSAL 2 - ELECTION OF TRUSTEES

Mses. Kelly and Verville and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Simpson, Stitzel, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Funds and are to be elected by the shareholders of the Fund.

Required vote: The affirmative vote of a plurality of all share classes of the Acquired Fund, voting together as a single class with shareholders of all other series of Trust VII, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

THE TRUSTEES OF THE COLUMBIA FUNDS TRUST VII ON BEHALF OF THE ACQUIRED FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" ELECTING THE PROPOSED TRUSTEES OF THE FUND.

TRUSTEES AND OFFICER INFORMATION

The names and ages of the Trustees and executive officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in all registered investment companies advised by Columbia Management or its affiliates (the "Fund Complex") overseen by each Trustee and other directorships that each Trustee holds are shown below. As of December 31, 2004, the Fund Complex consisted of 127 open-end funds and 12 closed-end management investment company portfolios. The address of each Trustee and officer is One Financial Center, Boston, MA 02111-2621, unless otherwise indicated.

                                                                                   NUMBER OF
                                     YEAR FIRST                                   PORTFOLIOS
                                      ELECTED                                       IN FUND
                       POSITION     OR APPOINTED                                    COMPLEX
NAME/AGE AND            WITH             TO           PRINCIPAL OCCUPATION(s)     OVERSEEN BY            OTHER
  ADDRESS               FUNDS        OFFICE (1)       DURING PAST FIVE YEARS        TRUSTEE        DIRECTORSHIPS HELD
------------           --------     ------------      ------------------------    -------------    ------------------
DISINTERESTED
TRUSTEES

Douglas A. Hacker      Trustee          1996          Executive Vice                  101                None
Age 49                                                President-Strategy of
                                                      United Airlines (airline)
                                                      since December, 2002
                                                      (formerly President of UAL
                                                      Loyalty Services (airline)
                                                      from September, 2001 to
                                                      December, 2002; Executive
                                                      Vice President and Chief
                                                      Financial Officer of
                                                      United Airlines from July,
                                                      1999 to September, 2001;
                                                      Senior Vice President -
                                                      Finance from March, 1993
                                                      to July, 1999).

Janet Langford         Trustee          1996          Partner, Zelle,                 101                None
Kelly                                                 Hofmann, Voelbel,
Age 47                                                Mason & Gette LLP (Law
                                                      firm); Adjunct Professor
                                                      of Law, Northwestern
                                                      University, since
                                                      September, 2004; (formerly
                                                      Chief Administration
                                                      Officer and Senior Vice
                                                      President, Kmart Holding
                                                      Corporation (consumer
                                                      goods), from September,
                                                      2003 to March, 2004;
                                                      Executive Vice
                                                      President-Corporate
                                                      Development and
                                                      Administration, General
                                                      Counsel and Secretary,
                                                      Kellogg Company (food
                                                      manufacturer), from
                                                      September, 1999 to August,
                                                      2003; Senior Vice
                                                      President, Secretary and
                                                      General Counsel, Sara Lee
                                                      Corporation

                                                                                   NUMBER OF
                                     YEAR FIRST                                   PORTFOLIOS
                                      ELECTED                                       IN FUND
                       POSITION     OR APPOINTED                                    COMPLEX
NAME/AGE AND            WITH             TO           PRINCIPAL OCCUPATION(s)     OVERSEEN BY            OTHER
  ADDRESS               FUNDS        OFFICE (1)       DURING PAST FIVE YEARS        TRUSTEE        DIRECTORSHIPS HELD
------------           --------     ------------      ------------------------    -------------    ------------------
                                                      (branded, packaged,
                                                      consumer-products
                                                      manufacturer) from
                                                      January, 1995 to
                                                      September, 1999).

Richard W. Lowry (2)   Trustee          1995          Private Investor since          103                None
Age 69                                                August, 1987 (formerly
                                                      Chairman and Chief
                                                      Executive Officer,
                                                      U.S. Plywood
                                                      Corporation (building
                                                      products
                                                      manufacturer)).

Charles R. Nelson      Trustee          1981          Professor of                    101                None
Age 62                                                Economics, University
                                                      of Washington, since
                                                      January, 1976; Ford and
                                                      Louisa Van Voorhis
                                                      Professor of Political
                                                      Economy, University of
                                                      Washington, since
                                                      September, 1993; (formerly
                                                      Director, Institute for
                                                      Economic Research,
                                                      University of Washington,
                                                      from September, 2001 to
                                                      June, 2003; Adjunct
                                                      Professor of Statistics,
                                                      University of Washington,
                                                      since September, 1980;
                                                      Associate Editor, Journal
                                                      of Money Credit and
                                                      Banking, since September,
                                                      1993; consultant on
                                                      econometric and
                                                      statistical matters).

John J. Neuhauser (2)  Trustee          1985          Academic Vice                   103            Saucony, Inc.
Age 62                                                President and Dean of                       (athletic footwear)
                                                      Faculties since
                                                      August, 1999, Boston
                                                      College (formerly Dean,
                                                      Boston College School of
                                                      Management from September,
                                                      1977 to August, 1999).

Patrick J. Simpson     Trustee          2000          Partner, Perkins Coie,          101                None
Age 61                                                LLP (law firm)

                                                                                   NUMBER OF
                                     YEAR FIRST                                   PORTFOLIOS
                                      ELECTED                                       IN FUND
                       POSITION     OR APPOINTED                                    COMPLEX
NAME/AGE AND            WITH             TO           PRINCIPAL OCCUPATION(s)     OVERSEEN BY            OTHER
  ADDRESS               FUNDS        OFFICE (1)       DURING PAST FIVE YEARS        TRUSTEE        DIRECTORSHIPS HELD
------------           --------     ------------      ------------------------    -------------    ------------------
Thomas E. Stitzel      Trustee          1998          Business Consultant             101                None
Age 69                                                since 1999 (formerly
                                                      Professor of Finance from
                                                      1975 to 1999; College of
                                                      Business, Boise State
                                                      University); Chartered
                                                      Financial Analyst).

Thomas C.              Trustee          1996          Partner and Senior              101               Anixter
Theobald (3)                                          Advisor, Chicago                               International
Age 68                                                Growth Partners                              (network support
                                                      (private equity                                  equipment
                                                      investing) since                               distributor);
                                                      September, 2004;                             Ventas Inc. (real
                                                      (formerly Managing                           estate investment
                                                      Director, William                           trust); Jones Lang
                                                      Blair Capital Partners                         LaSalle (real
                                                      (private equity                              estate management
                                                      investing) from                                services) and
                                                      September, 1994 to                            Ambac Financial
                                                      September 2004).                             Group (financial
                                                                                                       guarantee
                                                                                                      insurance).

Anne-Lee Verville      Trustee          1998          Retired since 1997              101           Chairman of the
Age 59                                                (formerly General                                Board of
                                                      Manager, Global                              Directors, Enesco
                                                      Education Industry,                             Group, Inc.
                                                      IBM Corporation                                 (designer,
                                                      (computers and                                 importer and
                                                      technology)) from 1994                        distributor of
                                                      to 1997.                                       giftware and
                                                                                                    collectibles).

Richard L.             Trustee          1991          Retired since                   101          NorthWest Natural
Woolworth                                             December, 2003                                (a natural gas
Age 64                                                (formerly Chairman and                      service provider).
                                                      Chief Executive Officer,
                                                      The Regence Group
                                                      (regional health insurer);
                                                      Chairman and Chief
                                                      Executive Officer, Blue
                                                      Cross Blue Shield of
                                                      Oregon; Certified Public
                                                      Accountant, Arthur Young &
                                                      Company).

INTERESTED             Trustee          1994          Partner, Park Avenue            103           Lee Enterprises
TRUSTEES                                              Equity Partners                              (print media); WR
William E. Mayer                                      (private equity) since                        Hambrecht + Co.
(2)(4)                                                February, 1999                              (financial service
Age 65                                                (formerly Partner,                           provider); First
                                                      Development Capital                               Health
                                                      LLC from November,                             (healthcare);
                                                      1996 to February,                             Readers Digest
                                                      1999).                                         (publisher);
                                                                                                       OPENFIELD

                                                                                   NUMBER OF
                                     YEAR FIRST                                   PORTFOLIOS
                                      ELECTED                                       IN FUND
                       POSITION     OR APPOINTED                                    COMPLEX
NAME/AGE AND            WITH             TO           PRINCIPAL OCCUPATION(s)     OVERSEEN BY            OTHER
  ADDRESS               FUNDS        OFFICE (1)       DURING PAST FIVE YEARS        TRUSTEE        DIRECTORSHIPS HELD
------------           --------     ------------      ------------------------    -------------    ------------------
                                                                                                   Solutions (retail
                                                                                                       industry
                                                                                                       technology
                                                                                                       provider).

(1) In December, 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups consisting of 88 investment companies (collectively, the "Liberty Board"). On October 8, 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds, consisting of 15 investment companies (the "Columbia Board"), and of the CMG Fund Trust consisting of 15 publicly offered investment companies (the "CMG Funds Board"). Simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were elected to serve as trustees of the Liberty Board. Also on October 8, 2003, each of the Funds' incumbent trustees were elected as directors of the 15 Columbia Funds and as trustees of the 15 publicly offered Funds in the CMG Fund Trust.

(2) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 investment companies, which are advised by an affiliate of the Adviser.

(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

(4) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Fund by reason of his affiliation with WR Hambrecht + Co.

                                               YEAR FIRST
                               POSITION         ELECTED
      OFFICERS                   WITH        OR APPOINTED TO
NAME/AGE AND ADDRESS             FUNDS           OFFICE                     PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
--------------------        ---------------  ---------------     -------------------------------------------------------------------
Christopher L. Wilson       Head of Mutual        2004           Head of Mutual Funds since August, 2004 and Senior Vice President
(Age 47)                    Funds since                          of Columbia Management since January, 2005; President of the
                            August 2004;                         Columbia Funds, Liberty Funds and Stein Roe Funds since October,
                            President of                         2004; President and Chief Executive Officer of the Nations Funds
                            the Columbia                         since January, 2005; Senior Vice President of BACAP Distributors
                            Funds since                          LLC since January, 2005; Director of FIM Funding, Inc. since
                            October 2004                         January, 2005; Senior Vice President of Columbia Funds Distributor,
                                                                 Inc. since January, 2005; Director of Columbia Funds Services, Inc.
                                                                 since January, 2005 (formerly President and Chief Executive
                                                                 Officer, CDC IXIS Asset Management Services, Inc. from September,
                                                                 1998 to August, 2004).

J. Kevin Connaughton        President             2004           Treasurer of the Columbia Funds since October, 2003 and of the
(Age 40)                    since                                Liberty Funds, Stein Roe Funds and All-Star Funds since December,
                            February 27,                         2000; Vice President of Columbia Management since April, 2003
                            2004; Treasurer                      (formerly President of the Columbia Funds, Liberty Funds and
                            since December                       Stein Roe Funds from February, 2004 to October, 2004; Chief
                            14, 2000                             Accounting Officer and Controller of the Liberty Funds and
                                                                 All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from December, 2002 to December, 2004 and President from
                                                                 February, 2004 to December, 2004 of the Columbia Management
                                                                 Multi-Strategy Hedge Fund, LLC; Vice President of Colonial
                                                                 Management Associates, Inc.

                                                                 from February, 1998 to October, 2000).

Mary Joan Hoene             Senior Vice           2004           Senior Vice President and Chief Compliance Officer of the Columbia
(Age 54)                    President                            Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since
40 West 57th Street         and Chief                            August, 2004 (formerly Partner, Carter, Ledyard  & Milburn LLP
New York, NY 10019          Compliance                           from January, 2001 to August, 2004; Counsel, Carter, Ledyard &
                            Officer                              Milburn  LLP from November, 1999 to December, 2000; Vice President
                            since 2004                           and Counsel,  Equitable Life Assurance Society of the United States
                                                                 from April, 1998 to November, 1999.

Michael G. Clarke           Chief                 2004           Chief Accounting Officer of the Columbia Funds, Liberty Funds,
(Age 34)                    Accounting                           Stein Roe Funds and All-Star Funds since October, 2004 (formerly
                            Officer                              Controller of the Columbia Funds, Liberty Funds, the Stein Roe
                            since                                Funds and the All-Star Funds from October, 2004 to October, 2004
                            October 2004                         (formerly Controller of the Columbia Funds, Liberty Funds, Stein
                                                                 Roe Funds and the All-Star Funds from May, 2004 to October, 2004);
                                                                 Assistant treasurer from June, 2002 to May, 2004; Vice President,
                                                                 Product Strategy & Development of the Liberty Funds Group from
                                                                 February, 2001 to June, 2002; Assistant Treasurer of the Liberty
                                                                 Funds Group from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from
                                                                 August, 1999 to February, 2001; Audit Manager, Deloitte & Touche
                                                                 LLP from May, 1997 to August, 1999.

Jeffrey R. Coleman          Controller            2004           Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds
(Age 35)                    since                                and the All-Star Funds since October, 2004 (formerly Vice
                            October 2004                         President of CDC IXIS Asset Management Services,  Inc. and Deputy
                                                                 Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from
                                                                 February, 2003 to September, 2004; Assistant Vice President of CDC
                                                                 IXIS Asset Management Services, Inc. and Assistant Treasurer of the
                                                                 CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of
                                                                 PFPC, Inc. from November, 1996 to August, 2000).

R. Scott Henderson          Secretary             2004           Secretary of the Columbia Funds, Liberty Funds and the Stein Roe
(Age 45)                    since                                Funds since December, 2004 (formerly Of Counsel Bingham McCutchen
                            December                             from April 2001 to September 2004; Executive Director  and General
                            2004                                 Counsel, Massachusetts Pension Reserves Investment Management
                                                                 Board from September, 1997 to March, 2001).

TRUSTEES' COMPENSATION

The members of each Fund's Board also serve as Trustees of the funds within the Fund Complex. Two-thirds of the Trustees' fees are allocated among the funds within the Fund Complex based on the relative net assets of each fund and one-third of the fees is divided equally among the funds within the Fund Complex. As of December 31, 2004, the Fund Complex consisted of 127 open-end funds and 12 closed-end funds. Two-thirds of the Trustees' fees are allocated among the funds within the Fund Complex based on the relative net assets of each fund and one-third of the fees is allocated equally among the funds within the Fund Complex.

The tables below show the compensation received by the Trustees.

For the fiscal year ended November 30, 2004, and for the calendar year ended December 31, 2004 the Trustees received from each Fund the following compensation for serving as Trustees:

                                                           TOTAL COMPENSATION FROM THE             AGGREGATE
                                                             FUND COMPLEX PAID TO THE             COMPENSATION
                            PENSION OR RETIREMENT                TRUSTEES FOR THE            FROM THE ACQUIRED FUND
                           BENEFITS ACCRUED AS PART            CALENDAR YEAR ENDED               FOR THE FISCAL
                             OF FUND EXPENSES (1)               DECEMBER 31, 2004             YEAR ENDED 08/31/04
                           ------------------------        ---------------------------       ----------------------
INDEPENDENT TRUSTEES
Douglas A. Hacker                     N/A                               $135,000                     $1,181
Janet Langford Kelly                  N/A                               $148,500                      1,178
Richard W. Lowry                      N/A                               $150,700                      1,099
Charles R. Nelson                     N/A                               $141,500                      1,167
John J. Neuhauser                     N/A                               $158,284                      1,154
Patrick J. Simpson                    N/A                               $129,000                        928
Thomas E. Stitzel                     N/A                               $149,000                      1,240
Thomas C. Theobald (2)                N/A                               $172,500                      1,442
Anne-Lee Verville (2)                 N/A                               $157,000                      1,383
Richard L. Woolworth                  N/A                               $131,000                      1,013
INTERESTED TRUSTEE
William E. Mayer                      N/A                               $166,700                      1,202

(1) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(2) During the calendar year ended December 31, 2004, Mr. Simpson deferred $129,000 of his total compensation pursuant to the deferred compensation plan, Mr. Theobald deferred $90,000 of his total compensation pursuant to the deferred compensation plan and Ms. Verville deferred $55,000 of her total compensation pursuant to the deferred compensation plan.

TRUSTEE SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i) in the Fund, and (ii) in all Funds overseen by the Trustees in the Fund Complex.

                                         DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY
                                        SECURITIES OWNED IN THE     SECURITIES IN ALL FUNDS OVERSEEN
                                             ACQUIRED FUND             BY TRUSTEE IN FUND COMPLEX
                                        -----------------------     --------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker................                     $0                         Over $100,000
Janet Langford Kelly.............                     $0                         Over $100,000
Richard W. Lowry(a)..............                     $0                         Over $100,000
Charles R. Nelson................                     $0                         Over $100,000
John J. Neuhauser(a).............                     $0                         Over $100,000
Patrick J. Simpson...............                     $0                         Over $100,000
Thomas E. Stitzel................                     $0                         Over $100,000
Thomas C. Theobald...............                     $0                         Over $100,000
Anne-Lee Verville................                     $0                         Over $100,000
Richard L. Woolworth.............                     $0                         Over $100,000
INTERESTED TRUSTEE
William E. Mayer(a)..............                     $0                      $50,001-$100,000

(a) Messrs. Lowry, Mayer and Neuhauser also serve as Trustees of the All-Star Funds.

As of December 31, 2004, no independent Trustee or any of his or her immediate family members(1) owned beneficially or of record any class of securities of Bank of America Corporation, Columbia Management Advisers, Inc., another investment adviser, sub-adviser or portfolio manager of any of the Funds in the Fund Complex, or any person controlling, controlled by or under common control with any such entity.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to a Fund's Board or an individual Trustee in writing, c/o the Secretary of the Funds, One Financial Center, Boston, MA 02111-2621. The Secretary may determine not to forward any communication to the Board or a Trustee that does not relate to the business of a Fund.

TRUSTEES' MEETINGS AND COMMITTEES

The Board of Trustees of the Fund (the "Board") is responsible for the overall management and supervision of the Fund's affairs and for protecting the interests of the Fund's shareholders. For the fiscal year ended August 31, 2004, the Columbia Funds held 23 meetings (12 regular joint Board meetings and 11 special joint Board meetings). The Columbia Funds do not have a formal policy on Trustee attendance at the annual meetings of shareholders, but encourage such attendance. None of the Trustees attended the Funds' 2004 annual meetings.

The Board has created several committees to perform specific functions on behalf of the Fund. The members of each committee, along with a description of each committee's functions, appear below, followed by a table that sets forth the number of meetings held by the Board and each committee during the last fiscal year.

1. AUDIT COMMITTEE

The Board has an Audit Committee (the "Audit Committee") comprised of only "Independent Trustees" (as defined in the listing standards of the New York Stock Exchange ("NYSE") and the American Stock Exchange ("AMEX")), who are also not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) of any Fund. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Board has determined, in accordance with applicable regulations of the NYSE and AMEX, that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise.

On February 10, 2004, the Audit Committee adopted a revised written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation. A copy of the revised Audit Committee Charter is attached as Appendix L. The Audit Committee serves as an independent and objective party to monitor the Fund's accounting policies, financial reporting and internal control systems and the work of the Fund's independent registered public accounting firm. The Audit Committee also serves to provide an open avenue of communication between the independent registered public accounting firms, Columbia's internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of (1) the integrity of the Fund's

----------
(1) The term "immediate family member" shall mean a person's spouse, child residing in the person household (including step and adoptive children), and any dependents of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

financial statements, (2) the Fund's compliance with legal and regulatory requirements, (3) the independent registered public accounting firm's qualifications and independence, (4) the performance of the Adviser's internal audit function, and (5) the independent registered public accounting firm. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firms (including the resolution of disagreements between management and the independent registered public accounting firms regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

2. GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Fund. The Fund has no nominating or compensation committee. The Governance Committee performs certain of the functions typically performed by these committees. Among other things, the Governance Committee recommends to the Board nominees for Trustee and nominees for appointment to various committees; performs periodic evaluations of the effectiveness of the Board; reviews and recommends to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities; and reviews and makes recommendations to the Board regarding the compensation of the Trustees who are not affiliated with Columbia. On February 9, 2005, the Governance Committee adopted a written charter which sets forth the Government Committee's structure, duties and powers, and methods of operation. A copy of the Governance Committee Charter is attached as Appendix G.

Three of the four Governance Committee members, Messrs. Lowry, Simpson and Theobald, who are "Independent Trustees" and are not "interested persons" (as defined in the 1940 Act) of any Fund ("Governance Committee Independent Trustees"), participate in the consideration, selection and nomination of Trustees. The Governance Committee Independent Trustees have considered and nominated all of the nominated Trustees. The Governance Committee Independent Trustees will consider candidates for Trustee identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. Shareholders of a Fund who wish to nominate a candidate to a Fund's Board may send information regarding prospective candidates to the Governance Committee, in care of the relevant Fund, at One Financial Center, Boston, MA 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE and AMEX listing standards in relation to the Fund, and such other information as may be helpful to the Governance Committee Independent Trustees in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of a Fund is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting New Board members. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.

When considering candidates for Trustee, the Governance Committee Independent Trustees consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from the Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee Independent Trustees will evaluate whether a candidate is an "interested person" under the 1940 Act and "independent" under NYSE and AMEX listing standards. The Governance Committee Independent Trustees also consider whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

The Governance Committee Independent Trustees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee Independent Trustee by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee Independent Trustees would be arranged. If a Governance Committee Independent Trustee, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee Independent Trustees for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

3. ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the committee by the Board.

4. COMPLIANCE COMMITTEE

Mses. Kelly and Verville, Messrs. Nelson and Simpson are members of the Compliance Committee of the Board of Trustees of the Fund. Prior to August 10, 2004, Mses. Kelly and Verville and Mr. Nelson were members of the Compliance Committee of the Board of Trustees of the Fund. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trusts' investment adviser, principal underwriter and transfer agent.

                                                                 NUMBER OF
                                                                  MEETINGS
                                                              FOR FISCAL YEAR
                                                                   ENDED
                                                              AUGUST 31, 2004
                                                              ---------------
Board of Trustees                                                    23
Audit Committee                                                      11
Governance Committee                                                  5
Advisory Fees & Expenses Committee                                    7
Compliance Committee                                                  4

5. INVESTMENT OVERSIGHT COMMITTEES

These Committees regularly meet with investment personnel of Columbia Management to review the investment performance and strategies of the Columbia funds in light of their stated investment objectives and policies. Investment Oversight Committee 1 currently consists of Messrs. Lowry, Mayer and Neuhauser. Investment Oversight Committee 2 currently consists of Mr. Hacker and Ms. Verville. Investment Oversight Committee 3 currently consists of Ms. Kelley and Messrs. Stitzel and Theobald. Investment Oversight Committee 4 currently consists of Messrs. Nelson, Simpson and Woolworth.

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SERVICES

The Audit Committee is required to pre-approve the engagement of Independent Registered Public Accounting Firm to the Fund to provide audit and non-audit services to the Fund and non-audit services to Columbia Management (not including any subadviser whose role is primarily portfolio management and is contracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with Columbia Management that provides ongoing services to the Fund ("Columbia Affiliate"), if the engagement relates directly to the operations or financial reporting of the Fund. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

The Fund's Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy ("Policy") for the pre-approval of audit and non-audit services provided to the Fund and non-audit services provided to Columbia

Management and Columbia Affiliates, if the engagement relates directly to the operations or financial reporting of the Fund. The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Fund's independent registered public accounting firm are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm.

The Policy provides for the general pre-approval by the Audit Committee of certain: (i) audit services to the Fund; (ii) audit-related services to the Fund; (iii) tax services to the Fund; (iv) other services to the Fund; and (v) Fund-related services to Columbia Affiliates. The Policy requires the Fund Treasurer and/or Director of Trustee Administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule(s) must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fee caps for each instance of providing each service. At least annually, the Audit Committee will review and approve the types of services and review the projected fees for the next year, and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual Fund. The fee amounts listed on the schedules will be updated to the extent necessary at each of the other regularly scheduled meetings of the Audit Committee.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to the Funds, for the Fund's last two fiscal years for professional services rendered for (i) audit services, including the audit of the Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Fund's semi-annual financial statements, and
(iii) tax services and, primarily, reviews of Fund tax returns; and (iv) other services. Please note that the table includes amounts related to non-audit services that would have been subject to pre-approval if SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

All of the audit fees, audit-related fees, tax fees and other fees billed by PricewaterhouseCoopers for services provided to the Fund in the fiscal year ended August 31, 2004 were pre-approved by the Audit Committee.

There were no amounts billed by PricewaterhouseCoopers LLP in the fiscal year ended August 31, 2004 for audit-related services, tax services or other services provided to Columbia or Columbia Affiliates for engagements that related directly to the operations or financial reporting of the Fund.

                                                                     AUDIT       AUDIT-RELATED      TAX          ALL OTHER
                                                                     FEES            FEES           FEES           FEES
                                                                     -----       -------------     ------        ---------
Acquired Fund                                          2003         $25,090          $3,500        $4,100             $0
                                                       2004         $26,350          $3,700        $4,300             $0

The aggregate amount of fees paid for non-audit services billed to the Fund, Columbia and Columbia Affiliates was $[ ] in the fiscal year ended August 31, 2003 and $[ ] for the fiscal year ended August 31, 2004.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

THE TRUSTEES OF THE COLUMBIA FUNDS TRUST VII ON BEHALF OF THE ACQUIRED FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" ELECTING THE PROPOSED TRUSTEES OF THE FUND.

                                     GENERAL

VOTING INFORMATION

The Board is soliciting proxies from the shareholders of the Funds in connection with the Meeting, which has been called to be held at 2 p.m. Eastern Time on September 9, 2005, at Columbia Management's offices at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the proxy card are being mailed to shareholders beginning on or about [July 18].

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of Columbia Management and its affiliated companies. In addition, [_____________________________], has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $ [_____].

Voting Process

Shareholders can vote in any one of the following ways:

     a. By mail, by filling out and returning the enclosed proxy card;

     b. By phone, fax or Internet (see enclosed proxy card for instructions); or

     c. In person at the Meeting.

Shareholders who owned shares on the record date, July 7, 2005, are entitled to vote at the Meeting. Shareholders of the Fund are entitled to cast one vote for each share owned on the record date. If a shareholder choose to vote by mail or fax and is an individual account owner, please sign exactly as the name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition to be borne by the Acquiring Fund are approximately $0 and $176,000 for the Acquired Fund. Columbia Management is also bearing a portion of the costs of the Merger. This portion to be borne by Columbia Management is in addition to the amounts to be borne by the Funds. In the event that the shareholders of the Fund do not approve the Agreement and Plan of Reorganization or the Merger does not close for any reason, Columbia will bear the costs of the failed Merger which would otherwise have been borne by the Acquired Fund.

Quorum and Method of Tabulation. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. Shareholders can revoke their proxy by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares entitled to vote on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Acquired Fund and Trust VII at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of a negative vote on Proposal 1, and will have no effect on Proposal 2. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Underwriter's Addresses. The address of the Fund's principal underwriter, Columbia Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of July 7, 2005, for each class of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Fund, and contains information about the executive officers and Trustees of the Funds and their shareholdings in the Fund.

Adjournments; Other Business. If the Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Acquired Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Acquired Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

APPENDIX A -- AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 1, 2005, is by and among Columbia Funds Trust VII (the "Trust"), a Massachusetts business trust, on behalf of Columbia Newport Tiger Fund (the "Acquired Fund"); Columbia International Stock Fund, Inc. (the "Acquiring Fund"), an Oregon corporation, and Columbia Management Advisors, Inc. ("Columbia").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund attributable to its Class A shares in exchange for Class A shares of Common stock of the Acquiring Fund ("Class A Acquisition Shares"), the transfer of all of the assets of the Acquired Fund attributable to its Class B shares in exchange for Class B shares of Common stock of the Acquiring Fund ("Class B Acquisition Shares"), the transfer of all of the assets of the Acquired Fund attributable to its Class C shares in exchange for Class C shares of Common stock of the Acquiring Fund ("Class C Acquisition Shares"), the transfer of all of the assets of the Acquired Fund attributable to its Class T shares in exchange for Class A shares of Common stock of the Acquiring Fund ("Class T/A Acquisition Shares"), and the transfer of all of the assets of the Acquired Fund attributable to its Class Z shares in exchange for Class Z shares of Common stock of the Acquiring Fund ("Class Z Acquisition Shares" and together with the Class A Acquisition Shares, Class B Acquisition Shares, Class C Acquisition Shares and Class T/A Acquisition Shares, the "Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of the Class A Acquisition Shares, the Class B Acquisition Shares, the Class C Acquisition Shares, the Class T/A Acquisition Shares, and the Class Z Acquisition Shares to the Class A, Class B, Class C, Class T, and Class Z shareholders, respectively, of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

      1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

      (a) The Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

      (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

      (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Class A, Class B, Class C, Class T/A and Class Z Acquisition Shares (including fractional shares, if any) determined by dividing the net asset values of the Class A, Class B, Class C, Class T and Class Z shares of the Acquired Fund, respectively, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A, Class B, Class C or Class Z Acquisition Share, as applicable, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the

            Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Trust's Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquired Fund, its successors or assigns.

      1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its Class A shareholders of record ("Acquired Fund Class A Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), Class A Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; to its Class B shareholders of record ("Acquired Fund Class B Shareholders"), determined as of the close of business on the Valuation Date, Class B Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; to its Class C shareholders of record ("Acquired Fund Class C Shareholders"), determined as of the close of business on the Valuation Date, Class C Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; to its Class T shareholders of record ("Acquired Fund Class T Shareholders"), determined as of the close of business on the Valuation Date, Class T/A Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; and to its Class Z shareholders of record ("Acquired Fund Class Z Shareholders," and collectively with Acquired Fund Class A Shareholders, Acquired Fund Class B Shareholders, Acquired Fund Class C Shareholders and Acquired Fund Class T Shareholders, the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date, Class Z Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

      1.4 With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquired Fund has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

      1.5 After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation, deregistration (if applicable) and dissolution.

2. VALUATION.

      2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

      2.2 For the purpose of paragraph 2.1, the net asset value of a Class A, Class B, Class C, Class T/A or Class Z Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

      3.1 The Closing Date shall be on October 7, 2005, or on such other date as the parties may agree. The Closing shall be held at 5:00 p.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

      3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "[Name of Custodian], custodian for Columbia Newport Tiger Fund."

      3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by the Acquiring Fund upon the giving of written notice to the other party.

      3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

      3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

      4.1 The Trust, on behalf of the Acquired Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

      (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

      (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the

            1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

      (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

      (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

      (e) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

      (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund at, as of and for the fiscal year ended August 31, 2004, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since August 31, 2004;

      (g) Since August 31, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

      (h) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

      (i) The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

      (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares, Class T shares and Class Z shares of beneficial interest, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

      (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

      (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

      (n) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

      (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

      (p) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of August 31, 2004, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

      (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the

            Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

      (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

      4.2 The Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

      (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Oregon;

      (b) The Acquiring Fund is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect;

      (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

      (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

      (e) The Acquiring Fund is not in violation in any material respect of any provisions of its Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

      (f) To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Trust or the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of their properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

      (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the fiscal year ended August 31, 2004, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since August 31, 2004;

      (h) Since August 31, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

      (i) As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

      (j) The Acquiring Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

      (k) The authorized capital of the Acquiring Fund presently consists of 2,000,000,000 shares of Common stock, no par value, of such number of different classes as the Board of Directors may authorize from time to time. The outstanding shares of Common stock in the Acquiring Fund are, and at the Closing Date will be divided into Class A shares, Class B shares, Class C shares, Class D shares, Class G shares and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of Common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

      (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

      (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A, Class B, Class C and Class Z shares of in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

      (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

      (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Acquiring Fund, and the Acquired Fund, each hereby covenants and agrees as follows:

      5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

      5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

      5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Fund will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

      5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

      5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

      5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

      5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      6.1 The Acquiring Fund shall have delivered to the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied by it under this Agreement at or prior to the Closing Date.

      6.2 The Acquired Fund shall have received a favorable opinion of Stoel Rives LLP, special Oregon counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Acquired Fund, to the following effect:

      (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Oregon and has power to own all of its properties and assets and to carry on its business as presently conducted;

      (b) This Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquired Fund is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

      (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and non-assessable Class A, Class B, Class C and Class Z shares of Common stock in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

      (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its respective obligations hereunder will not, violate the Acquiring Fund's Articles of Incorporation or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

      (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

      (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph
            5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

      (h) The Acquiring Fund is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

      (i) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      7.1 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

      7.2 The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

      (a) The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust;

      (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

      (d) The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its respective obligations hereunder will not, violate the Trust's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

      (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

      (f) Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph
            5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

      (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

      (h) To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of their properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

      7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after August 31, 2004, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after August 31, 2004, and on or prior to the Closing Date.

      7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

      7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

      8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

      8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

      8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund and the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

      8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to both parties substantially to the effect that, for federal income tax purposes:

      (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

      (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

      (c) No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

      (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

      (e) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

      (f) No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

      (g) The aggregate tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

      (h) An Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

      (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

      The opinion and the confirming letter will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. Neither the opinion nor the confirming letter is a guarantee that the tax consequences of the Acquisition will be as described above.

      Ropes & Gray LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

      8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived by the Board of Directors of the Acquiring Fund and the Board of Trustees of the Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

      9.1 The Acquired Fund and the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund, and the Acquiring Fund. The expenses detailed above shall be borne as follows: (a) as to expenses allocable to the Acquired Fund, seventy-five percent (75%) of such expenses shall be borne by the Acquired Fund and twenty-five percent (25%) by Columbia; and (b) as to expenses allocable to the Acquiring Fund, one hundred percent (100%) of such expenses shall be borne by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

      10.1 The Acquired Fund, and the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

      11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

      (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

      (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

      (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

      If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquiring Fund and the Acquired Fund.

      11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, or to the Acquiring Fund, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

      14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

      14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and a copy of the Articles of Incorporation of the Acquiring Fund is on file with the Secretary of State of the State of Oregon, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

                [The rest of this page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                    COLUMBIA FUNDS TRUST VII
                                    On behalf of the Columbia Newport Tiger Fund

                                    By: ___________________________________

                                    Name: Christopher L. Wilson

                                    Title: President

ATTEST:

_________________________________

Name: Michelle Rhee

Title: Assistant Secretary

                                    COLUMBIA INTERNATIONAL STOCK FUND, INC.

                                    By: ______________________________________

                                    Name: Christopher L. Wilson

                                    Title: President

ATTEST:

_________________________________

Name: Michelle Rhee

Title: Assistant Secretary

Prospectus/Proxy Statement

                                    Solely for purposes of Paragraph 9.2 of
                                    the Agreement

                                    COLUMBIA MANAGEMENT ADVISORS, INC.

                                    By: ____________________________________

                                    Name: __________________________________

                                    Title: _________________________________

Prospectus/Proxy Statement

APPENDIX B -- FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE FUND

For each class of the Acquired Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of July 7, 2005, was as follows:

                                NUMBER OF SHARES
                                  OUTSTANDING
FUND               CLASS      AND ENTITLED TO VOTE
-------------      -----      --------------------
Acquired Fund        A
                     B
                     C
                     T
                     Z

OWNERSHIP OF SHARES

As of July 7, 2005, Trust VII and the Acquired Fund believes that, as a group, the Trustees and officers, as the case may be, of the Fund owned less than one percent of each class of shares of the Fund. As of July 7, 2005, the following shareholders of record owned five percent or more of the outstanding shares of the noted class of shares of the Fund:

                                                                                  PERCENTAGE OF
                                                                                OUTSTANDING SHARES
                                                   NUMBER OF    PERCENTAGE OF       OF CLASS
                                                  OUTSTANDING    OUTSTANDING       OWNED UPON
    FUND                                           SHARES OF      SHARES OF     CONSUMMATION OF
AND CLASS      NAME AND ADDRESS OF SHAREHOLDER   CLASS OWNED    CLASS OWNED      ACQUISITION*
-------------  -------------------------------   ------------   -------------   ------------------
ACQUIRED FUND

  Class A

  Class B

  Class C

  Class T

  Class Z

* Percentage owned assuming completion of the Acquisition on [_____].

Prospectus/Proxy Statement

APPENDIX C -- CAPITALIZATION

The following table shows on an unaudited basis the capitalization of the Acquired Fund and the Acquiring Fund as of [April 29, 2005], and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Acquired Fund at net asset value as of that date:

                                                                                       ACQUIRING FUND
                               ACQUIRED                            PRO FORMA             PRO FORMA
                                 FUND        ACQUIRING FUND       ADJUSTMENTS           COMBINED (1)
                               --------      --------------       -----------           ------------
CLASS A*
Net asset value             $  184,653,514   $  69,346,501    $    26,133,240 (2)(3)   $    280,133,255
Shares outstanding              14,072,681       4,721,110            276,315 (2)            19,070,106
Net asset value per share   $        13.12   $       14.69                             $          14.69

CLASS B*
Net asset value             $   56,931,805   $  11,687,728    $       (31,422)(3)      $     68,588,111
Shares outstanding               4,493,675         813,774           (531,253)                4,776,196
Net asset value per share   $        12.67   $       14.36                             $          14.36

CLASS C*
Net asset value             $   25,976,516   $     717,532    $       (14,337)(3)      $     26,679,711
Shares outstanding               2,051,575          49,770           (251,146)                1,850,199
Net asset value per share   $        12.66   $       14.42                             $          14.42

CLASS D
Net asset value             N/A              $     723,995    N/A                      $        723,995
Shares outstanding                                  50,037                                       50,037
Net asset value per share                    $       14.47                             $          14.47

CLASS G
Net asset value             N/A              $   4,404,465    N/A                      $      4,404,465
Shares outstanding                                 306,671                                      306,671
Net asset value per share                    $       14.36                             $          14.36

CLASS T*
Net asset value             $   26,249,641   $           -    $   (26,249,641)         $              -
Shares outstanding               1,989,354               -         (1,989,354)                        -
Net asset value per share   $        13.20   $           -                             $              -

CLASS Z*
Net asset value             $   25,698,393   $ 997,692,456    $       (14,183)(3)      $  1,023,376,666
Shares outstanding               1,952,875      67,595,755           (212,752)               69,335,878
Net asset value per share   $        13.16   $       14.76                             $          14.76

(1) Assumes the consummation of the Merger on April 29, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date an Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

(2) Includes net assets and shares from Class T. Class T shares will merge into Class A on the date of the Merger.

(3) Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $0 and $176,343 to be borne by the Acquiring Fund and the Acquired Fund, respectively.

(*) Class A, B, C, T and Z shares of the Acquired Fund are exchanged for Class A, B, C, A and Z shares of the Acquiring Fund based on net asset value per share of the Acquiring Fund's Class A, B, C, A and Z shares, respectively, at the time of the Merger.

Prospectus/Proxy Statement

APPENDIX D -- INFORMATION APPLICABLE TO THE ACQUIRING FUND

HOW TO BUY SHARES

CLASS A, B AND C SHARES

A financial advisor can help establish an appropriate investment portfolio, buy shares and monitor investments. When the fund receives a purchase request in "good form," shares will be bought at the next calculated public price. "Good form" means that an order was placed with the financial advisor or that payment has been received and the application is complete, including all necessary signatures. The USA Patriot Act may require the Fund to obtain certain personal information from shareholders which will be used to verify a shareholders identity. If shareholders do not provide the information, the Fund may not be able to open an account. If the Fund is unable to verify customer information, the Fund reserves the right to close the account or take such other steps as it deems reasonable.

INVESTMENT MINIMUMS
Initial Investment                                           $   1,000
Subsequent Investments                                       $      50
Automatic Investment Plan                                    $      50
Retirement Plan                                              $      25

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

ELIGIBLE INVESTORS FOR CLASS Z SHARES

Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Class Z shares of the Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

IMPORTANT THINGS TO CONSIDER WHEN DECIDING ON A CLASS OF SHARES:

Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in the Fund with different pricing options. This allows a shareholder and the shareholders financial adviser to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs the financial advisor offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by an intermediary. Accessibility of these waivers through a particular intermediary may also change at any time. If a shareholder believes that the shareholder is eligible to purchase shares under a specific exemption, but are not permitted by the shareholder s intermediary to do so, please contact the intermediary. The shareholder may be asked to provide information, including account statements and other records, regarding eligibility.

Eligible Investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT

      - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

      - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an

Prospectus/Proxy Statement
            intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of a Fund's transfer agent;

      - Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

      - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT

      - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Funds Distributor, Inc.;

      - Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.;

      - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

      - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement); or

      - Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

HOW TO BUY SHARES

Outlined below are the various options for buying shares:

METHOD                                        INSTRUCTIONS
------                                        ------------
Through a financial
advisor                  A financial advisor can help establish an account and
                         buy Fund shares. To receive the current trading day's
                         price, the financial advisor must receive the request
                         prior to the close of regular trading on the New York
                         Stock Exchange (NYSE), usually 4:00 p.m. Eastern Time.
                         The financial advisor may charge fees for executing the
                         purchase.

By check (New
account) For New accounts, send a completed application and check made payable to the Fund and mail to the transfer agent, Columbia Funds Services, Inc., P.O. Box 8081,
                         Boston, MA02266-8081.

By check (existing       For existing accounts, fill out and return the
account)                 additional investment stub included in the account
                         statement, or send a letter of instruction including
                         the Acquired Fund name and account number with a check
                         made payable to the fund to Columbia Funds Services,
                         Inc., P.O. Box 8081, Boston, MA 02266-8081.

Prospectus/Proxy Statement

By exchange              A shareholder or that shareholder's financial advisor
                         may acquire shares of the Fund by exchanging shares
                         owned by the SH in a different fund distributed by
                         Columbia Funds Distributor, Inc. for shares of the same
                         class (and, in some cases, certain other classes) of
                         the Fund at no additional cost. There may be an
                         additional charge if exchanging from a money market
                         fund. To exchange by telephone, call 1-800-422-3737.

By wire A shareholder may purchase shares of the Fund by wiring money from a bank account to the Acquired Fund account.
                         To wire funds to the Acquired Fund account, call
                         1-800-422-3737 for wiring instructions.


By electronic            A shareholder may purchase shares of the Fund by
funds transfer           electronically transferring money from a bank account
                         to the Acquired Fund account by calling 1-800-422-3737.
                         An electronic funds transfer may take up to two
                         business days to settle and be considered in "good
                         form." A shareholder must set up this feature prior to
                         the telephone request. Be sure to complete the
                         appropriate section of the application.


Automatic investment     A shareholder may make monthly or quarterly investments
plan                     automatically from a bank account to the Acquired Fund
                         account. A shareholder may select a pre-authorized
                         amount to be sent via electronic funds transfer. Be
                         sure to complete the appropriate section of the
                         application for this feature.


Automated dollar         A shareholder may purchase shares of the Fund by
cost averaging           exchanging $100 or more each month from another Fund
                         foreshores of the same class of the Fund at no
                         additional cost. Exchanges will continue so long as the
                         Acquired Fund balance is sufficient to complete the
                         transfers. A shareholder may terminate the program or
                         change the amount of the exchange (subject to the $100
                         minimum) by calling 1-800-345-6611. Be sure to complete
                         the appropriate section of the account application for
                         this feature.


By dividend              A shareholder may automatically invest dividends
diversification          distributed by another fund into the same class of
                         shares (and, in some cases, certain other classes) of
                         the Fund at no additional sales charge. There may be an
                         additional sales charge if exchanging from a money
                         market fund. To invest dividends in the Fund, call
                         1-800-345-6611.

SALES CHARGES

CHOOSING A SHARE CLASS

The Fund offers Class A, B, C and Z shares in this Prospectus/Proxy Statement.

Each of Class A, Class B and Class C shares has its own sales charge and expense structure. Determining which of Class A, Class B or Class C shares is best depends on the dollar amount a shareholder is investing and the number of years for which a shareholder is willing to invest. If a shareholder's financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on the individual situation, a financial advisor can help decide which class of shares makes the most sense.

The Fund also offers Class Z shares in this Prospectus/Proxy Statement, which are available exclusively to certain institutional and other investors. The Fund also has Class D shares which are closed to new investors and new accounts. The Fund also has Class G shares. Class G shares are sold only to investors of the Acquiring Fund who received (and who have continuously held) Class G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds) and are available through a separate prospectus. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

SALES CHARGES FOR CLASS A, B AND C SHARES

A shareholder may be subject to an initial sales charge when purchasing, or a contingent deferred sales charge (CDSC) selling, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

CLASS A SHARES. Shareholder purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of the initial investment when opening the account. The sales charge to be paid on an additional investment is based on the total amount of the purchase and the current value of the account. Shares purchased with reinvested dividends or other distributions are not subject to a sales

Prospectus/Proxy Statement
charge. A portion of the sales charge is paid as a commission to the financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount invested as shown in the table below.

CLASS A SALES CHARGES

                                     AS A % OF      AS A % OF     % OF OFFERING
                                     THE PUBLIC        THE       PRICE RETAINED BY
AMOUNT PURCHASED                   OFFERING PRICE   INVESTMENT   FINANCIAL ADVISOR
----------------                   --------------   ----------   -----------------
Less than $50,000                       5.75           6.10            5.00
$50,000 to less than $100,000           4.50           4.71            3.75
$100,000 to less than $250,000          3.50           3.63            2.75
$250,000 to less than $500,000          2.50           2.56            2.00
$500,000 to less than $1,000,000        2.00           2.04            1.75
$1,000,000 or more                      0.00           2.04            1.75

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring the account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION

AMOUNT PURCHASED                         COMMISSION %
----------------                         ------------
Less than $3 million                         1.00
$3 million to less than $5 million           0.80
$5 million to less than $25 million          0.50
$25 million or more                          0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time the shares are sold. A shareholder will pay the CDSC only on shares sold within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares purchased with reinvested dividends or capital gains are not subject to a CDSC. When placing an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those held the longest.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS

A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways to pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of Funds.

RIGHTS OF ACCUMULATION. The value of eligible accounts (regardless of class) maintained by a shareholder and each member of the immediate family may be combined with the value of the current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for the current

Prospectus/Proxy Statement
purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

STATEMENT OF INTENT. A shareholder also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, a shareholder would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If Statement of Intent purchases are not completed within 13 months, a shareholder will be charged the applicable sales charge on the amount invested to that date. To calculate the total value of the Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. A shareholder must retain all records necessary to substantiate historic costs because the Fund and the financial intermediary may not maintain this information. Upon request, a Statement of Intent may apply to purchases made 90 days prior to the date the Statement of Intent is received by the Fund.

B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

-     Individual accounts

-     Joint accounts

-     Certain IRA accounts

-     Certain trusts

-     UTMA/UGMA accounts

For the purposes of obtaining a breakpoint discount, members of a shareholder's "immediate family" include a spouse, parent, step parent, legal guardian, child, step child, father-in-law and mother-in-law. Eligible accounts include those registered in the name of a shareholder's dealer or other financial intermediary through which a shareholder owns Columbia fund shares. The value of a shareholder's investment in a Columbia money market fund held in an eligible account may be aggregated with investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount, purchases of Galaxy money market funds are not included.

C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depends on how the account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, a shareholder must notify the shareholder's financial advisor at the time the shareholder purchase shares of the existence of each eligible account maintained by a shareholder or the immediate family. It is the sole responsibility of the shareholder's financial advisor to ensure that the shareholder receive discounts for which the shareholder is eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to the account. A shareholder may be asked by the Fund or the financial advisor for account statements or other records to verify discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of the shareholder's immediate family. If a shareholder owns shares exclusively through an account maintained with the Fund's transfer agent, Columbia Funds Services, Inc., the shareholder will need to provide the foregoing information to a Columbia Funds Services, Inc. representative at the time the shareholder purchases shares.

D. How to obtain more information about breakpoint discounts?

Prospectus/Proxy Statement

Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a Fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

CLASS B SHARES. A purchase of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays a shareholder's financial advisor an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

CLASS B SALES CHARGES

                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE    SHARES ARE SOLD
-----------------------------    ---------------
Through first year                     5.00
Through second year                    4.00
Through third year                     3.00
Through fourth year                    3.00
Through fifth year                     2.00
Through sixth year                     1.00
Longer than six years                  0.00

Commission to financial advisors is 4.00%.

Automatic conversion to Class A shares occurs eight years after purchase.

A shareholder can pay a lower CDSC and reduce the period during which a CDSC would apply when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult a financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation (as described above) apply, so that if the combined value of the eligible Fund accounts in all classes maintained by a shareholder and each member of the immediate family (as defined above), together with the value of the current purchase, is at or above a discount level, the current purchase will be subject to a lower CDSC and the applicable reduced holding period, provided that a shareholder have notified the financial advisor in writing of the identity of such other accounts and the relationship to the other account holders. It is the sole responsibility of the financial advisor to ensure that a shareholder receives discounts for which the shareholder is eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to the account. A shareholder may be asked by the fund or the financial advisor for account statements or other records to verify discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of the immediate family.

PURCHASES OF $250,000 TO LESS THAN $500,000:

CLASS B SALES CHARGES

                                  % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE     SHARES ARE SOLD
-----------------------------     ---------------
Through first year                      3.00
Through second year                     2.00
Through third year                      1.00
Longer than three years                 0.00

Prospectus/Proxy Statement

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES

                                  % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE     SHARES ARE SOLD
-----------------------------     ---------------
Through first year                      3.00
Through second year                     2.00
Through third year                      1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If exchanging into a fund participating in the Class B share discount program or transfer the Acquired Fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. A financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If a shareholder exchange from a participating fund or transfer an account from a financial advisor that does participate in the program into a non-participating fund or financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES. Purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, a shareholder may sell them at any time without paying a CDSC. The distributor pays the financial advisor an up-front commission of 1.00% on sales of Class C shares.

CLASS C SALES CHARGES

                               % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE  SHARES ARE SOLD
-----------------------------  ---------------
Through first year                   1.00
Longer than one year                 0.00

CLASS Z SHARES. Purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a CDSC.

HOW TO EXCHANGE SHARES

A shareholder may exchange shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If a shareholder's shares are subject to a CDSC, the shareholder will not be charged a CDSC upon the exchange. However, when selling the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when the shareholder originally purchased the shares being exchanged. For purposes of computing the CDSC, the length of time the shareholder has owned the shares will be computed from the date of the original purchase and the applicable CDSC will be the CDSC of the original fund. Unless the account is part of a tax-deferred retirement plan, an exchange is a taxable event, and the shareholder may realize a gain or a loss for tax purposes. The fund may terminate a shareholder's exchange privilege if the advisor determines that exchange activity is likely to adversely impact its ability to manage the fund. See "Fund Policy on Trading of Fund Shares" for the fund's policy. To exchange by telephone, call 1-800-422-3737. Please have the account and taxpayer identification numbers available when calling.

Prospectus/Proxy Statement

HOW TO SELL SHARES

A financial advisor can help determine if and when a shareholder should sell shares. A shareholder may sell shares of the fund on any regular business day that the NYSE is open.

When the Fund receives the sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase the shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) the letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) the shareholder have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale within seven days (usually on the next business day after the request is received in "good form"). However, if the shares were purchased by check, the Fund may delay sending the proceeds from the sale of the shares for up to 15 days after the purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

Outlined below are the various options for selling shares:

METHOD                                        INSTRUCTIONS
------                                        ------------
Through a financial
advisor                  A shareholder may call the financial advisor to place
                         the sell order. To receive the current trading day's
                         price, the financial advisor must receive the request
                         prior to the close of regular trading on the NYSE,
                         usually 4:00 p.m. Eastern Time. The financial advisor
                         may charge fees for executing a redemption.

By exchange              A shareholder or the financial advisor may sell shares
                         of the Fund by exchanging from the Fund into the same
                         share class (and, in some cases, certain other classes)
                         of another fund distributed by Columbia Funds
                         Distributor, Inc. at no additional cost. To exchange by
                         telephone, call 1-800-422-3737.

By telephone             A shareholder or the financial advisor may sell shares
                         of the Fund by telephone and request that a check be
                         sent to the address of record by calling
                         1-800-422-3737, unless the shareholder's has notified
                         the fund of an address change within the previous 30
                         days. The dollar limit for telephone sales is $100,000
                         in a 30-day period. A shareholder does not need to set
                         up this feature in advance of the call. Certain
                         restrictions apply to retirement accounts. For details,
                         call 1-800-799-7526.

By mail A shareholder may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In the letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares being sold. All account owners must sign the letter.
                         Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution that participates in the Medallion Signature Guarantee Program for amounts over
                         $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                         For details, call 1-800-345-6611.

                         Mail the letter of instruction to Columbia Funds
                         Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire A shareholder may sell shares of the Fund and request that the proceeds be wired to the shareholder's bank. A shareholder must set up this feature prior to the telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic            A shareholder may automatically sell a specified dollar
                         amount or withdrawal plan percentage of the account on
                         a monthly, quarterly or semi-annual basis and have the
                         proceeds sent if the account balance is at least
                         $5,000. This feature is not available if a shareholder
                         holds shares in certificate form. All dividend and
                         capital gains distributions must be reinvested. Be sure
                         to complete the appropriate section of the

Prospectus/Proxy Statement

                         account application for this feature.

By electronic            A shareholder may sell shares of the Fund and request
funds transfer           that the proceeds be electronically transferred to the
                         bank. Proceeds may take up to two business days to be
                         received by the bank. A shareholder must set up this
                         feature prior to the request. Be sure to complete the
                         appropriate section of the account application for this
                         feature.

FUND POLICY ON TRADING OF FUND SHARES

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia fund followed by a redemption, of any amount, by any means out of the same Columbia fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

Prospectus/Proxy Statement

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES

RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class B and C shares and certain services provided to shareholders by their financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The plan also permits the Fund to pay the financial advisor fees for certain services provided regarding Class A, B and C shares. The annual distribution fee may equal up to 0.75% for each of Class B and C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on investment and may cost more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which the shareholder purchased shares. See above for the conversion schedule applicable to Class B shares.

ADDITIONAL INTERMEDIARY COMPENSATION. In addition to the commissions specified in this Prospectus/Proxy Statement, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the Fund and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT A FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

OTHER INFORMATION ABOUT SHARHOLDER ACCOUNTS

HOW THE FUND'S SHARE PRICE IS DETERMINED. The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When requesting a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after the request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive the order before that day's transactions are processed. If requesting a transaction through a financial advisor, the financial advisor must receive the order by the close of trading on the NYSE to receive that day's price.

Prospectus/Proxy Statement

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell fund shares. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

Daily prices of some share classes for the Fund may be found in most major daily Newspapers under the heading "Columbia." Daily prices for all share classes may be found by visiting www.columbiafunds.com.

ACCOUNT FEES. If an account value falls below $1,000 (other than as a result of depreciation in share value) the account may be subject to an annual fee of $10. The Fund's transfer agent will send a written notification of any such action and provide details on how to add money to the account to avoid this penalty.

SHARE CERTIFICATES. Share certificates are not available for any class of shares offered by the Fund. If a shareholder currently holds previously issued share certificates, the shareholder will not be able to sell shares until the certificates are endorsed and returned to the transfer agent.

DIVIDENDS, DISTRIBUTIONS AND TAXES. The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends                Represents interest and dividends earned from
                         securities held by the Fund, net of expenses incurred by the Fund.

Capital gains            Represents net long-term capital gains on sales of
                         securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

UNDERSTANDING FUND DISTRIBUTIONS. The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. Shareholders, are entitled to a portion of the Fund's income and capital gains based on the number of shares owned at the time these distributions are declared.

DISTRIBUTION OPTIONS. The Fund distributes any dividends annually and any capital gains (including short-term capital gains) at least annually. Shareholders can choose one of the options listed in the table below for these distributions when opening the account. To change distribution options, call 1-800-345-6611.

If a shareholder does not indicate on the application or at the time the account is established any preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of the current Fund

Reinvest all distributions in shares of another Fund

Receive dividends in cash (see options below) and reinvest capital gains

Receive all distributions in cash (with one of the following options):

-     send the check to the address of record

Prospectus/Proxy Statement

-     send the check to a third party address

-     transfer the money to the bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If a shareholder elects to receive distributions by check and the check is returned as undeliverable, or if a shareholder does not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the fund.

TAX CONSEQUENCES. Unless a shareholder is an entity exempt from income taxes or invest under a retirement account, regardless of whether the shareholder receives distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where the shareholder lives, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long a shareholder has held the Acquired Fund shares. A shareholder will be provided with information each year regarding the amount of ordinary income and capital gains distributed to shareholder s for the previous year and any portion of the distribution which is exempt from state and local taxes. Investments in the Fund may have additional personal tax implications. Please consult a tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, a shareholder may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR

Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia, which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

For the 2004 fiscal year, aggregate annualized advisory fees paid to Columbia Management by the fund, amounted to 0.92% of average daily net assets of the Fund.

PORTFOLIO MANAGERS

PENELOPE L. BURGESS, a Senior Vice President of Columbia Management, is a co-manager of the Acquiring Fund and has co-managed the Acquiring Fund since July, 2004. Ms. Burgess has served as an equity analyst for the Acquiring Fund since 1997. Ms. Burgess has been associated with Columbia Management as its predecessors since November, 1993.

DEBORAH F. SNEE, a Senior Vice President of Columbia Management, is a co-manager of the Acquiring Fund and has co-managed the Acquiring Fund since July, 2004. Ms. Snee has been associated with Columbia Management or its predecessors since March, 1999. Previously, Ms. Snee was a portfolio manager at Progress Investment Management and an analyst at Sit/Kim International Investments from 1993 to 1998.

LITIGATION MATTERS

Prospectus/Proxy Statement

On March 15, 2004, Columbia Management and CFD entered into agreements in principle with the staff of the SEC and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia Management entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia Management's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant. The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and Bank of America Capital Management Distributors, LLC, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduces sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the NYAG Settlement is available as part of Bank of America Corporation Form 8-K filing files February 10, 2005.

Since February 2004, Columbia, Columbia Management, CFD and other Columbia-affiliated entities have been named as defendants in eleven civil lawsuits (1) filed in New York and Massachusetts that have been transferred and consolidated for pretrial proceedings in the United States District Court for the District of Maryland in the Special Multi-District Litigation proceeding (Index No. 04-MO-15863) created for actions involving market timing issues against mutual fund complexes. The lawsuits were commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits allege, among other things, that the Columbia defendants allowed the market timing and late trading of Columbia funds. The plaintiffs seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The consolidated amended class action complaint against Columbia-affiliated defendants was filed in the United States District Court for the District of Maryland on September 29, 2004 and does not name the Funds as defendants or nominal defendants. The consolidated amended fund derivative complaint against Columbia-affiliated defendants was also filed on September 29, 2004 in the United States District Court for the District of Maryland and names the Columbia Funds, collectively, as nominal defendants.

--------------
(1) Dukes, et al. v. Columbia Acorn Fund, et al., (D. Mass. Feb. 13, 2004); Wick, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Mar. 1,
2004); McKenna, et al. v. Columbia Acorn Fund, et al., (S.D.N.Y. Feb. 18, 2004); AB Medical Equipment Corp., et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Feb. 20, 2004); Ehrlich, et al. v. Columbia Acorn Fund, et al., (D. Mass. Mar. 1, 2004); Caprio, et al. v. Columbia Acorn Fund, et al., (D. Mass. Mar. 29, 2004); Simmonds, et al. v. Columbia Acorn Fund, et al., (S.D.N.Y. Mar. 9, 2004); Armetta v. FleetBoston Financial Corporation, et al., (D. Mass. Mar. 19, 2004); Segel, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Mar. 23, 2004); Beardsley, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Mar. 18, 2004); Slaybe, et al. v. Columbia Management Advisers, Inc., (D. Mass. Mar. 16, 2004).

Prospectus/Proxy Statement

On March 2, 2005, four civil revenue sharing lawsuits,(1) all filed in the District Court for the District of Massachusetts during August and September of 2004 were consolidated into a single action in the United States District Court for Massachusetts (In re Columbia Entities Litigation, Civil Action No. 04-11704-REK). The complaints allege, among other things, that various mutual funds advised by Columbia Management, Columbia Wanger Asset Management, L.P. and their affiliates inappropriately used fund assets to pay brokers to promote the funds by directing fund brokerage transactions to such brokers without fully disclosing such arrangements to shareholders, and charged excessive 12b-1 fees. The plaintiffs seek, among other things, compensatory damages, punitive damages, rescission of contracts and restitution. The complaints in the four actions name Columbia, Columbia Management, and CFD as defendants and several Columbia Funds as nominal defendants. None of the Funds are named as defendants or nominal defendants in any of the four revenue sharing actions.

DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) includes a description of the fund's policies with respect to the disclosure of its portfolio holdings.

Hypothetical Investment and Expense Information

The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Acquiring Fund assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, reinvesting all dividends and distributions and converting Class B to A shares after eight years. The annual expense ratio used for the Acquiring Fund, which is the same as that is stated in the Annual Fund Operating Expenses tables, is reflected in the chart and is net of any fee waiver or expense reimbursement.

Acquiring Fund - Class A

ANNUAL EXPENSE RATIO                 INITIAL HYPOTHETICAL INVESTMENT AMOUNT               ASSUMED RATE OF RETURN
      1.31%                                    $10,000.00                                            5%

                   CUMULATIVE RETURN      HYPOTHETICAL YEAR-                            HYPOTHETICAL YEAR-
                     BEFORE FEES &        END BALANCE BEFORE     CUMULATIVE RETURN      END BALANCE AFTER       ANNUAL FEES &
     YEAR               EXPENSES            FEES & EXPENSES    AFTER FEES & EXPENSES     FEES & EXPENSES           EXPENSES
1                                         $                              %              $                       $
2                                         $                              %              $                       $
3                                         $                              %              $                       $
4                                         $                              %              $                       $
5                                         $                              %              $                       $
6                                         $                              %              $                       $
7                                         $                              %              $                       $
8                                         $                              %              $                       $
9                                         $                              %              $                       $
10                                        $                              %              $                       $

TOTAL GAIN BEFORE FEES & EXPENSES         $
TOTAL GAIN AFTER FEES & EXPENSES                                                        $

-------------
(1) Cohen, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 2, 2004); Osburn, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 10, 2004); Slick er, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 11, 2004); Simmonds, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Sept. 8, 2004).

Prospectus/Proxy Statement

TOTAL ANNUAL FEES & EXPENSES PAID                                                                   $ 2,063.19

Acquiring Fund - Class  B

ANNUAL EXPENSE RATIO                 INITIAL HYPOTHETICAL INVESTMENT AMOUNT               ASSUMED RATE OF RETURN
      2.06%                                     $10,000.00                                            5%

                  CUMULATIVE RETURN      HYPOTHETICAL YEAR-                            HYPOTHETICAL YEAR-
                    BEFORE FEES &        END BALANCE BEFORE     CUMULATIVE RETURN      END BALANCE AFTER       ANNUAL FEES &
     YEAR              EXPENSES           FEES & EXPENSES     AFTER FEES & EXPENSES     FEES & EXPENSES           EXPENSES
1
2
3
4
5
6
7
8
9
10

TOTAL GAIN BEFORE FEES & EXPENSES       $
TOTAL GAIN AFTER FEES & EXPENSES
TOTAL ANNUAL FEES & EXPENSES PAID

Acquiring Fund - Class C

ANNUAL EXPENSE RATIO                 INITIAL HYPOTHETICAL INVESTMENT AMOUNT               ASSUMED RATE OF RETURN
      2.06%                                    $10,000.00                                            5%

                  CUMULATIVE RETURN       HYPOTHETICAL YEAR-                            HYPOTHETICAL YEAR-
                    BEFORE FEES &         END BALANCE BEFORE      CUMULATIVE RETURN     END BALANCE AFTER       ANNUAL FEES &
     YEAR              EXPENSES            FEES & EXPENSES      AFTER FEES & EXPENSES    FEES & EXPENSES           EXPENSES
1
2
3
4
5
6
7
8
9
10

Prospectus/Proxy Statement

TOTAL GAIN BEFORE FEES & EXPENSES
TOTAL GAIN AFTER FEES & EXPENSES
TOTAL ANNUAL FEES & EXPENSES PAID                                                                        $

Acquiring Fund - Class Z

ANNUAL EXPENSE RATIO                 INITIAL HYPOTHETICAL INVESTMENT AMOUNT               ASSUMED RATE OF RETURN
      1.06%                                     $10,000.00                                            5%

                   CUMULATIVE RETURN      HYPOTHETICAL YEAR-                            HYPOTHETICAL YEAR-
                     BEFORE FEES &        END BALANCE BEFORE     CUMULATIVE RETURN      END BALANCE AFTER       ANNUAL FEES &
     YEAR               EXPENSES            FEES & EXPENSES    AFTER FEESu & EXPENSES     FEES & EXPENSES           EXPENSES
1
2
3
4
5
6
7
8
9
10

TOTAL GAIN BEFORE FEES & EXPENSES         $
TOTAL GAIN AFTER FEES & EXPENSES                                                        $
TOTAL ANNUAL FEES & EXPENSES PAID

(*)   Annual Fees and Expenses are approximate and assume that the investor held shares of the Acquiring Fund for the entire 10-year period. Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

(**) The year one Annual Fees & Expenses information shown include the dollar amount and effect of any applicable front-end sales charge of the Acquiring Fund.

Prospectus/Proxy Statement

APPENDIX E -- FINANCIAL HIGHLIGHTS FOR ACQUIRING FUND

The financial highlights table below is intended to help shareholders understand the Fund's financial performance. Information is shown for the last three fiscal years (the last six fiscal years for Class Z), for the Acquiring Fund. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that shareholders would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, other than the unaudited information for the six months ended February 28, 2005, is included in the Fund's financial statements which, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. A shareholder can request a free annual report by calling 1-800-426-3750.

Selected data for a share outstanding throughout each period is as follows:

                                                                            YEAR ENDED           PERIOD ENDED          PERIOD ENDED
                                                      6 MONTHS ENDED        AUGUST 31,            AUGUST 31,           DECEMBER 31,
                                                    FEBRUARY 28, 2005          2004                 2003(a)               2002(b)
                                                         CLASS A             CLASS A                CLASS A               CLASS A
                                                    -----------------       ---------            ------------          ------------
                                                       (UNAUDITED)
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                   $13.04               11.34                  10.05                10.04

INCOME FROM INVESTMENT OPERATIONS ($):

  Net investment income (loss)(c)                               (d)             0.01                   0.04                (0.02)

  Net realized and unrealized gain on
  investments, foreign currency and foreign
  capital gains tax                                         2.28                1.69                   1.25                 0.03

Total from Investment Operations                            2.28                1.70                   1.29                 0.01

REDEMPTION FEES:                                                                    (c)(d)
Redemption fees added to paid-in capital

NET ASSET VALUE --
END OF PERIOD ($)                                         $15.32               13.04                  11.34                10.05

Total return (%)(e)                                        17.51(f)(g)         14.99(f)               12.84(g)              0.10(g)

RATIOS / SUPPLEMENTAL DATA:

Net assets, end of period (000's) ($)                    $27.675              24,119                 21,664               20,178

Ratio of expenses to average net assets (%)(h)              1.28                1.72                   1.90(i)              1.86(i)

Ratio of net investment income (loss) to average net
 assets (%)(h)                                              0.05%               0.10                   0.61(i)             (0.39)(i)

Waiver (%)                                                  0.13                0.09

Portfolio turnover rate ( %)                                  38                  90                     43(g)                96

(a)     The Fund changed its fiscal year end from December 31 to August 31.

(b) The Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)     Rounds to less than $0.01 per share.

(e) Total return at net asset value assuring no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(g)     Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)     Annualized.

Prospectus/Proxy Statement

                                                 6 MONTHS ENDED              YEAR ENDED           PERIOD ENDED      PERIOD ENDED
                                                FEBRUARY 28, 2005            AUGUST 31,            AUGUST 31,       DECEMBER 31,
                                                   (UNAUDITED)                  2004                 2003(A)          2002(B)
                                                     CLASS B                   CLASS B               CLASS B          CLASS B
                                                -----------------            ----------           ------------      ------------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                 12.81                    11.23                   10.02             10.04


INCOME FROM INVESTMENT OPERATIONS ($):

  Net investment loss(c)                                (0.05)                   (0.09)                  (0.03)            (0.05)

  Net realized and unrealized gain on
  investments, foreign currency and foreign
  capital gains tax                                      2.24                     1.67                    1.24              0.03

Total from Investment Operations                         2.19                     1.58                    1.21             (0.02)

REDEMPTION FEES:                                                                    --
Redemption fees added to paid-in capital                     (c)(d)                   (c)(d)                                  --

NET ASSET VALUE --
END OF PERIOD ($)                                       15.00                    12.81                   11.23             10.02

Total return (%)(e)(f)                                  17.10(g)                 14.07                   12.08(g)          (0.20)(g)

RATIOS / SUPPLEMENTAL DATA:

Net assets, end of period (000's) ($)                  11,317                   10,221                  10,316            10,920

Ratio of expenses to average net assets (%)(h)           2.03 (i)                 2.50                    2.98(i)           3.64(i)

Ratio of net investment income (loss) to average net    (0.70)(i)
assets (%)(h)                                                                    (0.69)                  (0.47)(i)         (2.17)(i)

Waiver (%)                                               0.13(i)                  0.18                    0.11(i)           0.11(i)

Portfolio turnover rate (%)                                38(g)                    90                      43(g)             96

(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming no contingent deferred sales charge.

(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

Prospectus/Proxy Statement

                                                                                   6 MONTHS ENDED        PERIOD ENDED
                                                                                  FEBRUARY 28, 2005       AUGUST 31,
                                                                                     (UNAUDITED)           2004(a)
                                                                                       CLASS C             CLASS C
                                                                                  -----------------      ------------
NET ASSET VALUE --                                                                            12.86             12.27
BEGINNING OF PERIOD

INCOME FROM INVESTMENT OPERATIONS ($):

Net investment loss(b)                                                                        (0.05)            (0.01)

Net realized and unrealized gain on investments, foreign currency and foreign
   capital gains tax                                                                           2.24              0.60

Total from Investment Operations                                                               2.19              0.59

REDEMPTION FEES:
Redemption fees added to paid-in capital                                                                             (b)(c)

NET ASSET VALUE --
END OF PERIOD ($)                                                                             15.05             12.86

Total return(d)(e)(f)                                                                         17.03              4.81

RATIOS / SUPPLEMENTAL DATA:

Net assets, end of period (000's) ($)                                                           622               632

Ratio of expenses to average net assets ($)(g)(h)                                              2.03              2.11

Ratio of net investment income (loss) to average net assets (%)(g)(h)                         (0.70)            (0.05)

Waiver (%)(h)                                                                                  0.13              0.35

Portfolio turnover rate (%)                                                                      38(f)             90

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Fund's Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact (g) of less than 0.01%.

(h)   Annualized.

Prospectus/Proxy Statement

                                                         6 MONTHS ENDED     YEAR ENDED         PERIOD ENDED       PERIOD ENDED
                                                       FEBRUARY 28, 2005    AUGUST 31,          AUGUST 31,        DECEMBER 31,
                                                          (UNAUDITED)          2004               2003(a)            2002(b)
                                                            CLASS D           CLASS D             CLASS D            CLASS D
                                                       -----------------    ----------         ------------       ------------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                      12.91              11.27               10.02                10.04

INCOME FROM INVESTMENT OPERATIONS ($):

  Net investment loss(c)                                     (0.05)             (0.04)                 --(d)             (0.04)

  Net realized and unrealized gain on
  investments, foreign currency and foreign
  capital gains tax                                           2.25               1.68                1.25                 0.02

Total from Investment Operations                              2.20               1.64                1.25                (0.02)

REDEMPTION FEES:                                                                   --
Redemption fees added to paid-in capital                          (c)(d)             (c)(d)            --

NET ASSET VALUE --
END OF PERIOD ($)                                            15.11              12.91               11.27                10.02

Total return (%)(e)(f)                                       17.04              14.55               12.48(g)             (0.20)(g)

RATIOS / SUPPLEMENTAL DATA:

Net assets, end of period (000's) ($)                          750                738                 633                  542

Ratio of expenses to average net assets (%)(h)                2.03(i)            2.10                2.49(i)              3.48(i)

Ratio of net investment income (loss) to average net
 assets (%)(h)                                               (0.70)(i)          (0.27)               0.02(i)             (2.01)(i)

Waiver (%)                                                    0.13(i)            0.57                0.75(i)              0.75(i)

Portfolio turnover rate (%)                                     38(g)              90                  43(g)                96

(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming no contingent deferred sales charge.

(f) Had the Fund's Investment Advisor not waived a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

Prospectus/Proxy Statement

                                        6 MONTHS
                                         ENDED         YEAR ENDED      PERIOD ENDED                 YEAR ENDED DECEMBER 31,
                                      FEBRUARY 28,     AUGUST 31,       AUGUST 31,       -------------------------------------------
                                    2005 (UNAUDITED)      2004            2003(a)        2002(b)        2001        2000      1999
                                        CLASS Z          CLASS Z          CLASS Z        CLASS Z       CLASS Z     CLASS Z   CLASS Z
                                     -------------     ----------      ------------      -------       -------     -------   -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                  13.14             11.40           10.05          12.03          14.70       22.81     15.45

INCOME FROM INVESTMENT OPERATIONS:

 Net investment income (loss)             0.02(c)          0.11(c)         0.07(c)            (c)(d)     0.01       (0.04)    (0.05)

 Net realized and unrealized gain
  (loss) on investments, foreign
  currency and foreign capital
  gains tax                               2.29             1.67            1.27          (1.94)         (2.74)       5.17      9.00

Total from Investment Operations          2.31             1.78            1.34          (1.94)         (2.73)       5.21      8.95

LESS DISTRIBUTIONS:

 From net investment income              (0.07)           (0.04)                         (0.01)         (0.01)

 From net realized gains                                     --              --                                     (2.83)    (1.59)

 Return of capital                                           --                          (0.03)

Total distributions                      (0.07)           (0.04)                         (0.04)         (0.01)      (2.83)    (1.59)

REDEMPTION FEES:

 REDEMPTION FEES ADDED TO
   PAID-IN CAPITAL                            (c)(d)          (c)(d)       0.01(c)

NET ASSET VALUE --
END OF PERIOD ($)                        15.38            13.14           11.40          10.05          12.03       14.77     22.81

Total return(e)                          17.61(f)(g)      15.65(f)        13.43(f)(g)   (16.10)(f)     (18.47)     (22.64)    57.93

RATIOS / SUPPLEMENTAL DATA:

Net assets, end of period
  (in thousands) ($)                   637,601          558,082         248,718        143,332        135,626     175,316   239,223

Ratio of expenses to average
  net assets(h) (%)                       1.03(i)          1.10            1.47(i)        1.49           1.56        1.42      1.48

Ratio of net investment income
  (loss) to average net assets(h)         0.30(i)          0.81            1.03(i)       (0.02)          0.06       (0.19)    (0.35)

Waiver (%)                                0.13(i)          0.18            0.12(i)        0.12             --          --        --

Portfolio turnover rate (%)                 38(g)            90              43(g)          96            130         112        94

(a)      The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were redesignated Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d)      Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming that all distributions are reinvested.

(f) Had the Advisor not waived a portion of expenses, total return would have been reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)      Annualized.

Prospectus/Proxy Statement

APPENDIX F -- COMPARISON OF ORGANIZATIONAL DOCUMENTS

The following chart compares the organizational documents of the Acquired Fund (left column) with the organizational documents of the Acquiring Fund as currently in effect (middle column) and with the organizational documents (and Oregon state law) governing the Acquiring Fund if the proposal to reorganize the Acquiring Fund is approved (right column).



---------------------------------------------------------------------------------------------------------------------
                     THE ACQUIRED FUND               THE ACQUIRING FUND             PROPOSED SURVIVING TRUST
---------------------------------------------------------------------------------------------------------------------
SHAREHOLDER          A shareholder or former         Shareholders who have fully    A shareholder or former
LIABILITY:           shareholder held to be          paid the subscription price    shareholder held to be
                     personally liable solely by     for their shares have no       personally liable solely by
                     reason of his or her being or   personal liability in excess   reason of his or her being or
                     having been a shareholder is    of their shares.               having been a shareholder is
                     entitled to be held harmless                                   entitled to be held harmless
                     from and indemnified against                                   from and indemnified against
                     all loss and expense arising                                   all loss and expense arising
                     from such liability.                                           from such liability.

                     Every note, bond, contract,                                    Every note, bond, contract,
                     instrument, certificate or                                     instrument, certificate or
                     undertaking made or issued by                                  undertaking made or issued by
                     any Trustees or Trustee or by                                  any Trustees or Trustee or by
                     any officers or officer must                                   any officers or officer must
                     recite that the same was                                       recite that the same was
                     executed or made by or on                                      executed or made by or on
                     behalf of the Trust and that                                   behalf of the Trust and that
                     obligations of such                                            obligations of such instrument
                     instrument are not binding on                                  are not binding on any of them
                     any of them or shareholders                                    or shareholders individually.
                     individually.
---------------------------------------------------------------------------------------------------------------------
SHAREHOLDER VOTING   Shareholders have the power     Shareholders of an Oregon      Shareholders have the power to
RIGHTS:              to vote only (i) for the        corporation have a right to    vote only (i) for the election
                     election or removal of          vote on the dissolution,       or, to the extent required by
                     Trustees; (ii) with respect     merger, consolidation, share   law,  removal of Trustees;
                     to any investment adviser;      exchange or sale of all or     (ii) with respect to any
                     (iii) with respect to any       substantially all assets of    termination, by the
                     termination, by the             the Fund.                      shareholders, of the Trust or
                     shareholders, of the Trust or   Shareholders of an Oregon      series or class of the Trust;
                     series or class of the Trust;   corporation also have a right  (iii) with respect to
                     (iv) with respect to any        to vote (i) for the election   derivative actions, to the
                     amendment, by the Trustees      or removal of directors; (ii)  extent certain demand
                     that requires shareholder       with respect to any            requirements are met; and (iv)
                     authorization; (v) with         amendments to the articles of  with respect to any other
                     respect to derivative actions   incorporation (except for      matters required by law, the
                     similar to a Massachusetts      minor amendments which are     organizational documents or
                     corporation; and (vi) with      subject to only Board          deemed desirable by the Board
                     respect to any other matters    approval); (iii) with respect  of Trustees.
                     required by law, the            to any amendments to or
                     organizational documents, or    repeal of the Bylaws (even     Each whole share (or
                     deemed desirable by the Board   though the Bylaws may also be  fractional share) outstanding
                     of Trustees.                    amended or repealed by the     on the record date is entitled
                                                     Board of Directors); and (iv)  to a number of votes on any
                     On a record date, each          with respect to any other      matter which it is entitled to
                     outstanding share or            matters required by law, the   vote equal to the net asset
                     fractional share is entitled    organizational documents or    value of the share (or
                     to one vote or a proportional   as deemed desirable by the     fractional share) in U.S.
                     fractional vote.                Board of Directors.            dollars determined at the
                                                                                    close of business on the
                     Shareholders may vote           On a record date, each         record date (for example, a
                     together with shareholders of   outstanding share or           share having a net asset value
                     the other series of the Trust   fractional share of common     of $10.50 would be entitled to
                     on matters affecting the        stock is entitled to one vote  10.5 votes).
                     Trust
---------------------------------------------------------------------------------------------------------------------


Prospectus/Proxy Statement

----------------------------------------------------------------------------------------------------------------------
                      Trust as a whole, such as the   or a proportional fractional     Shareholders may vote together
                      election of Trustees.           vote.                            with shareholders of the other
                                                                                       series of the Trust on matters
                                                      Shareholders of separate         affecting the Trust as a
                                                      corporations vote separately.    whole, such as the election of
                                                                                       Trustees.
                                                      Shares of common stock vote
                                                      together as a single class
                                                      except as otherwise required by
                                                      law or except on any matters
                                                      that affect only one or more
                                                      classes of stock, in which case
                                                      only the holders of shares of
                                                      the class or classes affected
                                                      shall be entitled to vote.


----------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS          Shareholders have no specific   Corporation must make a list     Shareholders have no specific
MEETINGS:             right to call meetings,         of shareholders available two    right to call meetings, except
                      except as may be required by    days before any shareholder      as may be required by
                      applicable law, including the   meeting.                         applicable law, including the
                      Investment Company Act of                                        Investment Company Act of 1940.
                      1940.                           A special meeting of
                                                      shareholders may be called by
                                                      the holders of 10 percent or
                                                      more of the votes entitled to
                                                      be cast on any issue proposed
                                                      to be considered at the
                                                      special meeting, or by such
                                                      persons as are specified in
                                                      the articles of incorporation
                                                      or Bylaws (which persons are
                                                      usually the president or vice
                                                      president of the corporation).

----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER QUORUM:   30% of the shares entitled to   A majority of shares entitled    30% of the shares entitled to
                      vote at the meeting.            to vote at the meeting.          vote at the meeting.

----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER CONSENT:  Majority consent required for   Unanimous written consent is     Majority consent required for
                      shareholder action taken        required for shareholder         shareholder action taken
                      without a meeting.              action taken without a           without a meeting.
                                                      meeting.
----------------------------------------------------------------------------------------------------------------------
NOTICE TO             Written notice of shareholder   Notice of shareholder            Notice of shareholder meetings
SHAREHOLDERS:         meetings must be given not      meetings must be given at        is to be mailed, postage
                      less than seven days in         least 10 days before the date    prepaid, or sent by facsimile
                      advance.                        of the meeting.                  or other electronic submission
                                                                                       not less than seven days
                      Notice is not expressly         For an annual meeting of         before the date of such
                      required to state the purpose   shareholders, the notice is      meeting.
                      for which the meeting is        not expressly required to
                      called.                         describe the purpose(s) for      Notice is not expressly
                                                      which the meeting is called.     required to state the purpose
                                                      In the case of a special         for which the meeting is
                                                      meeting of shareholders, the     called.
                                                      notice must include a
                                                      description of the
----------------------------------------------------------------------------------------------------------------------


Prospectus/Proxy Statement

----------------------------------------------------------------------------------------------------------------------
                                                      purpose(s) for which the
                                                      meeting is called.

----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER PROXIES:  Shareholders may put a proxy    Shareholders may put a proxy    Shareholders may put a proxy
                      in place for a duration of up   in place for a duration of up   in place for a duration of up
                      to six months.                  to eleven months unless a       to six months.
                                                      longer period is expressly
                                                      provided in the authorization
                                                      form.
----------------------------------------------------------------------------------------------------------------------
TRUSTEE'S POWER TO    The Declaration of Trust may    Directors may adopt routine     The Declaration of Trust may
AMEND DECLARATION     be amended at any time by an    limited amendments to the       be amended at any time by an
OF TRUST:             instrument in writing signed    articles of incorporation.      instrument in writing signed
                      by a majority of the then       In addition, the Board may      by a majority of the then
                      Trustees when authorized so     amend the articles without      Trustees, provided that, for
                      to do by vote of a majority     shareholder approval to (i)     non-ministerial amendments,
                      of the shares entitled to       create any class of shares or   notice is mailed to
                      vote with respect to such       series within a class before    shareholders upon the same day
                      amendment, except that          issuance of any shares of the   such amendment is effective.
                      shareholder authorization is    class or series, if the
                      not required for amendments     articles of incorporation so
                      to change the name of the       provide, and (ii) in the case
                      Trust, supply any omission,     of a registered open-end
                      cure any ambiguity or cure,     investment company, increase
                      correct or supplement any       or decrease the number of
                      defective or inconsistent       authorized shares. If the
                      provision.                      Board of Directors is not
                                                      specifically empowered by the
                                                      Oregon Revised Statutes to amen
                                                      the articles of incorporation,
                                                      any other amendment must be
                                                      submitted to shareholders for
                                                      approval.
----------------------------------------------------------------------------------------------------------------------
TERMINATION OF        Shareholders have the right     Termination (dissolution) of    Shareholders have the right to
TRUST:                to terminate the Trust or       the corporation requires the    terminate the Trust, or series
                      series upon approval of at      approval of the Board of        or class, upon approval of at
                      least two-thirds of the         Directors and a majority of     least 66 2/3% of the
                      outstanding shares of the       the outstanding shares.         outstanding shares of the
                      Trust or the affected series.                                   Trust or the affected series
                                                                                      or class.
                      Trustees may terminate the
                      Trust or series without                                         Trustees may terminate the
                      shareholder approval by                                         Trust, or any series or class,
                      written notice to the                                           without shareholder approval
                      shareholders.                                                   by written notice to
                                                                                      shareholders.
----------------------------------------------------------------------------------------------------------------------
MERGER OR             Shareholders have no express    Shareholders have a right to    The Declaration of Trust
CONSOLIDATION TRUST:  right under the Declaration     vote on a merger,               provides that a consolidation,
                      of Trust to vote on mergers     consolidation, share exchange   merger or transfer may be
                      or consolidations.              or sale of all or               authorized by vote of a
                                                      substantially all assets,       majority of the Trustees then
                                                      with a required vote of a       in office without shareholder
                                                      majority of outstanding         approval, unless otherwise
                                                      shares.                         required by law.

                                                     Shareholders have dissenters'
                                                     rights.

----------------------------------------------------------------------------------------------------------------------


Prospectus/Proxy Statement

----------------------------------------------------------------------------------------------------------------------
REMOVAL OF TRUSTEES:  Trustee may be removed, with    A director may be removed by     Trustee may be removed, with
                      or without cause, by (i) a      (i) shareholders with or         or without cause, by a
                      majority of Trustees then in    without cause and (ii)           majority of Trustees then in
                      office or (ii) by a vote of     judicial proceedings.            office.
                      two-thirds of the holders of    Further, in the case of
                      outstanding shares, with, at    removal by shareholders, a
                      a meeting called for the        director may be removed only
                      purpose.                        at a meeting of the
                                                      shareholders called for the
                                                      purpose of removing the
                                                      director, and the meeting notic
                                                      must state that the purpose, or
                                                      one of the purposes, of the
                                                      meeting is the removal of a
                                                      director. The director may only
                                                      be removed if the number of
                                                      votes cast to remove the
                                                      director exceeds that number of
                                                      votes cast not to remove the
                                                      director.
----------------------------------------------------------------------------------------------------------------------
DIRECTOR/TRUSTEE      Not limited.                    Committees may not take          Not limited.
COMMITTEES:                                           certain actions including:
                                                      authorizing distributions;
                                                      approving or proposing to
                                                      shareholders any actions that
                                                      requires shareholder approval;
                                                      filling vacancies on the Board
                                                      or any committees; amending the
                                                      articles of incorporation, to
                                                      the extent directors may do so
                                                      without shareholder approval;
                                                      adopting, amending or repealing
                                                      Bylaws; approving a plan of
                                                      merger not requiring shareholde
                                                      approval; authorizing or
                                                      approving reacquisition of
                                                      shares unless within limits
                                                      prescribed by the Board;
                                                      generally authorizing or
                                                      approving the issuance of
                                                      shares; or determining the
                                                      designation, rights, preference
                                                      or limitations of any class or
                                                      series of shares.
----------------------------------------------------------------------------------------------------------------------
TRUSTEE LIABILITY:    Trustees are not personally     Directors are not personally     Trustees are not personally
                      liable for claims against the   liable for monetary damages      liable for claims against the
                      Trust or for any neglect or     for their conduct as             Trust or for any neglect or
                      wrongdoing of any officer,      directors, but are personally    wrongdoing of any officer,
                      agent, employee, investment     liable for acts in breach of     agent, employee, investment
                      adviser, or principal           their duty of loyalty to the     adviser, or principal
                      underwriter of the Trust.       corporation or its               underwriter of the Trust.
                      Each Trustee is not             shareholders; acts or            Each Trustee is not
                      responsible for the act or      omissions not in good faith      responsible for the act or
                      omission of any other Trustee   or which involve intentional     omission of any other Trustee
                      and may be liable only by       misconduct or knowing            and may be liable only by
                      reason of willful               violation of the law; an         reason of willful misfeasance,
                      misfeasance,                    unlawful distribution to
----------------------------------------------------------------------------------------------------------------------


Prospectus/Proxy Statement

----------------------------------------------------------------------------------------------------------------------
                     bad faith, gross                shareholders; and transaction      bad faith, gross negligence or
                     negligence or reckless          from which the director            reckless disregard of the
                     disregard of the duties         derived an improper personal       duties involved in the conduct
                     involved in the conduct of      benefit.                           of his office.
                     his office.

----------------------------------------------------------------------------------------------------------------------
TRUSTEE              The Declaration of Trust        Mandatory indemnification          The Bylaws state that the
INDEMNIFICATION:     states that the Trust will      under Oregon law for               Trust will indemnify each of
                     indemnify each of its           reasonable expenses incurred       its Trustees and officers who
                     Trustees and officers against   in connection with a               are not employees or officers
                     all liabilities and expenses,   proceeding or claim which a        of any investment adviser to
                     including amounts paid in       director is successful in          the Trust or any affiliated
                     satisfaction of judgments, in   defending.                         person thereof and may
                     compromise, as fines and                                           indemnify each of its officers
                     penalties, and as counsel       The articles of incorporation      who are employees or officers
                     fees, reasonably incurred by    provide for indemnification        of any investment adviser to
                     such person while in office     of directors for any               the Trust or any affiliated
                     or thereafter, by reason of     liability and expense              person thereof against all
                     the indemnified person's        incurred in a proceeding to        liabilities and expenses,
                     service as a Trustee or         the fullest extent not             including amounts paid in
                     officer. The Trust will not     prohibited by law.  Under          satisfaction of judgments, in
                     indemnify its Trustees and      Oregon law, the director is        compromise, as fines and
                     officers against any            eligible for indemnification       penalties, and as counsel
                     liability to the Trust or to    if (i) the person's conduct        fees, reasonably incurred by
                     its shareholders to which he    was in good faith; (ii) the        such person while in office or
                     or she would otherwise be       person reasonably believed         thereafter, by reason of the
                     subject by reason of willful    that his or her conduct was        indemnified person's service
                     misfeasance, bad faith, gross   in the best interests of the       as a Trustee or officer. The
                     negligence or reckless          corporation or at least not        Trust will not indemnify its
                     disregard of the duties         opposed to its best                Trustees and officers against
                     involved in the conduct of      interests; and (iii) in a          any liability to the Trust or
                     such person's office.           criminal proceeding, the           to its shareholders to which
                                                     person had no reasonable           he or she would otherwise be
                     Under the Declaration of        cause to believe his or her        subject by reason of willful
                     Trust, in the absence of a      conduct was unlawful.              misfeasance, bad faith, gross
                     final decision on the merits                                       negligence or reckless
                     by an adjudicating body that    The Bylaws contain similar         disregard of the duties
                     such person is liable by        provisions with respect to         involved in the conduct of his
                     reason of willful               indemnification of officers.       office.
                     misfeasance, bad faith, gross
                     negligence or reckless                                             Under the Bylaws, in the
                     disregard of the duties                                            absence of a final decision on
                     involved in the conduct of                                         the merits by an adjudicating
                     their office, indemnification                                      body that such person has not
                     will be provided if (a)                                            acted in good faith in the
                     approved as in the best                                            reasonable belief that such
                     interests of the Trust, after                                      person's action was in the
                     notice that it involves such                                       best interests of the Trust or
                     indemnification, by at least                                       is liable to the Trust or its
                     a majority of the                                                  Shareholders by reason of
                     disinterested Trustees acting                                      willful misfeasance, bad
                     on the matter (provided that                                       faith, gross negligence or
                     a majority of the                                                  reckless disregard of the
                     disinterested Trustees then                                        duties involved in the conduct
                     in office act on the matter)                                       of his or her office,
                     upon a determination, based                                        indemnification will be
                     upon a review of readily                                           provided if (a) approved,
                     available facts, that such                                         after notice that it
                     person is not liable to the
                     Trust or its shareholders by
----------------------------------------------------------------------------------------------------------------------


Prospectus/Proxy Statement

----------------------------------------------------------------------------------------------------------------------
                     reason of willful                                                involves such indemnification,
                     misfeasance, bad faith, gross                                    by at least a majority of the
                     negligence or reckless                                           disinterested Trustees acting
                     disregard of the duties                                          on the matter (provided that a
                     involved in the conduct of                                       majority of the disinterested
                     his or her office or (b)                                         Trustees then in office act on
                     there has been obtained an                                       the matter) upon a
                     opinion in writing of                                            determination, based upon a
                     independent legal counsel to                                     review of readily available
                     the effect that such                                             facts, that such person has
                     indemnification would not                                        acted in good faith in the
                     protect such person against                                      reasonable belief that such
                     any liability to the Trust to                                    person's action was in the
                     which such person would                                          best interests of the Trust
                     otherwise be subject by                                          and is not liable to the Trust
                     reason of willful                                                or its shareholders by reason
                     misfeasance, bad faith, gross                                    of willful misfeasance, bad
                     negligence or reckless                                           faith, gross negligence or
                     disregard of the duties                                          reckless disregard of the
                     involved in the conduct of                                       duties involved in the conduct
                     his or her office.                                               of his or her office or (b)
                                                                                      there has been obtained an
                                                                                      opinion in writing of
                                                                                      independent legal counsel,
                                                                                      based upon a review of readily
                                                                                      available facts to the effect
                                                                                      that such person appears to
                                                                                      have acted in good faith in
                                                                                      the reasonable belief that
                                                                                      such person's action was in
                                                                                      the best interests of the
                                                                                      Trust and that such
                                                                                      indemnification would not
                                                                                      protect such person against
                                                                                      any liability to the Trust to
                                                                                      which such person would
                                                                                      otherwise be subject by reason
                                                                                      of willful misfeasance, bad
                                                                                      faith, gross negligence or
                                                                                      reckless disregard of the
                                                                                      duties involved in the conduct
                                                                                      of his or her office.

----------------------------------------------------------------------------------------------------------------------
LEGAL EXPENSES:      The Declaration of Trust        Directors may be reimbursed      The Bylaws state that legal
                     states that legal expenses      for legal expenses in advance    expenses may be paid from time
                     may be paid from time to time   of final disposition of any      to time by the Trust in
                     by the Trust in advance of      proceeding provided the          advance of the final
                     the final disposition of any    person provides (i) a written    disposition of any such
                     such proceeding if the Trust    affirmation of their good        proceeding if the Trust
                     receives a written              faith belief that they have      receives a written undertaking
                     undertaking by the              met the prescribed standard      by the indemnified person to
                     indemnified person to           of conduct and (ii) a written    reimburse the Trust in the
                     reimburse the Trust in the      undertaking to repay the         event it is subsequently
                     event it is subsequently        advance if it is determined      determined that the
                     determined that the             that the person did not meet     indemnified person is not
                     indemnified person is not       the standard of conduct.         entitled to such
                     entitled to such                                                 indemnification and (a) the
                     indemnification and (a) the                                      indemnified person provides
                     indemnified person provides                                      security for his undertaking,
                     security for his undertaking,                                    or (b) the Trust is insured
                     or (b) the Trust is insured                                      against losses arising by
                     against losses arising by                                        reason of any lawful advances,
                     reason of any lawful                                             or (c) a majority of the
                     advances, or (c) a majority                                      disinterested, non-party
                     of the disinterested,                                            Trustees or an independent
                     non-party Trustees or an                                         legal counsel, as expressed in
                     independent legal counsel, as                                    a written opinion, determines
                     expressed in a written                                           that there is reason to
                     opinion, determines that                                         believe that the indemnified
                     there is reason to believe                                       person ultimately will be
                     that the indemnified person                                      found entitled to
                     ultimately will be found                                         indemnification.
                     entitled to indemnification.

----------------------------------------------------------------------------------------------------------------------
DIVIDENDS:           Not limited.                    Limited in circumstances         Not limited.
                                                     where corporation would be
                                                     unable to pay its debts as
                                                     they become due or its total
                                                     assets would be less than its
                                                     total liabilities.
----------------------------------------------------------------------------------------------------------------------

As series of Trust VII, a Massachusetts business trust, the Acquired Fund is subject to the provisions of Trust VII's Declaration of Trust and Bylaws. The provisions of Trust VII's the Declaration of Trust and Bylaws differ in some respects from the Acquiring Fund's Articles of Incorporation and Bylaws and Chapter 60 of the Oregon Revised Statutes, referred to as the Oregon Business Corporations Act ("OBCA"), which governs Oregon corporations.

The following is a summary of significant differences between (i) the Acquiring Fund's Articles of Incorporation and Bylaws and the OBCA and (ii) Trust VII 's Declaration of Trust and Bylaws and Massachusetts business trust law. For additional information regarding all of the differences, shareholders of the Acquiring Fund should refer directly to the Funds' organizational documents, copies of which may be obtained by contacting the Acquired Fund at its address listed on the cover of this Prospectus/Proxy Statement or toll-free at 1-800-426-3750.

Prospectus/Proxy Statement

SHAREHOLDER LIABILITY. Under the OBCA, a shareholder of an Oregon corporation who has fully paid the subscription price for his shares generally has no personal liability in excess of his shares. Under Massachusetts law, shareholders of a Massachusetts business trust could, in certain circumstances, be held personally liable for the obligations of the trust. Trust VII 's Declaration of Trust, however, disclaims shareholder liability for acts or obligations of Trust VII or the Acquired Fund and requires that every note, bond, contract, instrument, certificate or undertaking made or issued by any Trustees or Trustee or by any officers or officer shall recite that the obligations of such instrument are not binding on the shareholders individually. Trust VII 's Declaration of Trust provides that a shareholder or former shareholder held to be personally liable solely by reason his or her being or having been a shareholder shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which Trust VII would be unable to meet its obligations. The likelihood of such a circumstance is considered by the Acquired Fund's advisor to be remote.

SHAREHOLDER VOTING RIGHTS, INTERESTS AND MEETINGS. Trust VII 's Declaration of Trust provides that meetings of shareholders of the trust or of any series or class thereof shall be called upon written application by shareholders holding at least 10% of the outstanding shares of the trust (if shareholders of all series or classes are required to vote in the aggregate), or 10% of the outstanding shares of any series or class (if shareholders of such series or class are entitled to vote by individual series or class at such meeting) provided that such application shall state the purpose or purposes of such meeting and the matters proposed to be acted on.

The Acquiring Fund's Bylaws give holders of not less than one-tenth of all the votes entitled to be cast on any issue proposed to be considered at the meeting the right to call a special meeting for any purpose.

Directors of the Acquiring Fund may only be removed by the shareholders. A Trustee of Trust VII may be removed (a) at any meeting called for such purpose by a vote of two-thirds of the outstanding shares, (b) by the holders of two-thirds of the outstanding shares by declaration in writing filed with the custodian of the securities of the trust, or (c) by vote of a majority of the Trustees then in office.

The shareholders of the Acquired Fund may vote together with shareholders of other series of Trust VII on certain matters because of the single trust structure, whereas the shareholders of the Acquiring Fund vote separately from the shareholders of other funds because the funds are separate corporations. Although any such combined voting would be subject to requirements of the 1940 Act as to separate series or class voting rights, the shareholders of Trust VII would still vote together on matters such as the election of Trustees or ratification of auditors. Indeed, in an election of Trustees of Trust VII, the shareholders of all funds that are series of Trust VII vote together for a single Board of Trustees for Trust VII. By contrast, in an election of directors of the Acquiring Fund, only shareholders of the Acquiring Fund vote for a Board of Directors for that fund because the fund is a separate corporation.

Neither Trust VII nor the Acquiring Fund is required to hold annual shareholder meetings for matters such as the election of Trustees or Directors, although the requirements of the 1940 Act may effectively require that Trust VII or the Acquiring Fund call special shareholder meetings from time to time.

Except when otherwise required by the 1940 Act, Trust VII 's Declaration of Trust may be amended at any time by a majority of the Trustees then in office, provided notice of any amendment (other than amendments having the purpose of changing Trust VII 's name, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained therein, or having any other purpose which is ministerial or clerical in nature) shall be mailed promptly to shareholders of record at the close of business on the effective date of such amendment.

The Trustees may amend Trust VII 's Bylaws (except for Articles VII and X thereof, which may only be amended by shareholders) without shareholder consent. The shareholders of Trust VII may also amend its Bylaws. The shareholders or Directors of the Acquiring Fund may amend the Fund's Bylaws.

A termination of Trust VII or any series or class of Trust VII may be effected by action of the Trustees by written notice to the shareholders. The shareholders of the Acquiring Fund have the right to vote on a dissolution of the

Prospectus/Proxy Statement

Fund, with a required affirmative vote of the holders of more than 50% of the outstanding shares of the Acquiring Fund.

The shareholders of the Acquired Fund have the right to vote on a merger, consolidation or share exchange involving the Acquired Fund to the extent required under the 1940 Act. The shareholders of the Acquiring Fund have the right to vote on a merger, consolidation, share exchange or sale of all or substantially all assets, with a required affirmative vote of the holders of more than 50% of the outstanding shares of the Acquiring Fund.

The shareholders of the Acquired Fund do not have dissenters' rights for these types of extraordinary transactions. The OBCA provides that the shareholders of the Acquiring Fund have dissenters' rights for these types of extraordinary transactions, although such dissenters' rights may be preempted by the 1940 Act.

Trust VII 's Declaration of Trust provides that a majority consent is required for a shareholder action taken without a meeting. The Acquiring Fund's Bylaws provide that unanimous consent is required for a shareholder action taken without a meeting.

Trust VII 's Declaration of Trust provides that a quorum for a shareholder meeting is 30% of the shares entitled to vote, except that if any provision of law or the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then 30% of the aggregate number of shares of each series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. The Acquiring Fund's Bylaws provide that a quorum for a shareholder meeting is a majority of the shares entitled to vote at the meeting.

Trust VII 's Declaration of Trust provides that notice of a shareholder meeting is to be mailed, postage prepaid, not less than seven days before the date of such meeting, to each shareholder entitled to vote at such meeting, at his address as it appears on the records of the Trust. The Acquiring Fund's Bylaws require that notice of shareholder meetings be mailed not earlier than sixty days nor less than ten days prior to the meeting.

A shareholder of the Acquired Fund may put a voting proxy in place for a duration of up to six months, compared with eleven months for shareholders of the Acquiring Fund.

The Acquiring Fund must make available a list of all shareholders beginning two business days after notice of the meeting is given and continuing through the meeting. No such requirement is applicable to the Acquired Fund.

Trust VII 's Declaration of Trust specifically disclaims any shareholder right to partition of the assets of the Acquired Fund. No such disclaimer is present in the Acquiring Fund's Articles of Incorporation, although Oregon law limits shareholder rights in dissolution of the Acquiring Fund.

Director vacancies for the Acquiring Fund are filled by action of either the shareholders, the Board of Directors, the remaining Directors if less than a quorum (by the vote of a majority thereof) or by a sole remaining Director. A Trustee vacancy for Trust VII may be filled by the Trustees, unless immediately after filling any such vacancy, less than two-thirds of the Trustees then holding office would have been elected to such office by the shareholders. The Board of Trustees shall call a meeting of shareholders for the purpose of electing Trustees whenever less than a majority of the Trustees have been elected by shareholders.

Boards of directors or trustees form committees of subgroups of their number to perform certain tasks. Such a committee formed by the Directors of the Acquiring Fund may not take certain actions including: authorizing distributions; approving or proposing to the shareholders any actions which require shareholder approval; filling vacancies on the board or any committees; amending the Fund's Articles of Incorporation, to the extent Directors may do so without shareholder consent; adopting, amending or repealing the Fund's Bylaws; approving a plan of merger not requiring shareholder approval; authorizing or approving reacquisition of shares unless within limits prescribed by the board; generally authorizing or approving the issuance or sale of shares; or determining the designation, rights, preferences, or limitations of any class or series of shares. Trustee committees for Trust VII are not so limited.

Prospectus/Proxy Statement

DIVIDENDS. The OBCA imposes certain limitations on distributions in circumstances where the corporation would be unable to pay its debts as they become due in the ordinary course of business, or its total assets would be less than its total liabilities and certain other obligations. No similar limitations are contained in Trust VII 's Declaration of Trust.

DIRECTOR AND TRUSTEE LIABILITY AND INDEMNIFICATION. Under the OBCA and the Acquiring Fund's Articles of Incorporation, the Directors of the Acquiring Fund are not personally liable for monetary damages to the Acquiring Fund or its shareholders for their conduct as Directors, but are personally liable for: acts in breach of the Director's duty of loyalty to the corporation or its shareholders; acts or omissions not in good faith or which involve intentional misconduct or knowing violation of the law; an unlawful distribution to shareholders; and transactions from which the Director derived an improper personal benefit. Under Trust VII's Declaration of Trust, Trust VII will not indemnify Trustees against liability to the Trust or its Shareholders resulting from the Trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct as Trustee. Oregon law provides for mandatory indemnification of a corporation's directors against reasonable expenses incurred in connection with a proceeding or claim with respect to which the director is successful in defending. This mandatory indemnification also extends to officers unless a Fund's articles of incorporation provide otherwise. In addition, the OBCA permits the Acquiring Fund to include a provision in its Articles of Incorporation providing that it will indemnify an individual made party to a proceeding because the individual is or was an officer or Director against liability (including obligations to pay a judgment, settlement, penalty, fine and reasonable expenses of counsel) incurred in the proceeding provided such persons:

-     acted in good faith;

- reasonably believed that their conduct was in the best interests of the corporation or at least not opposed to its interests; and

- in a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

The Acquiring Fund now provides for such indemnification of current and former officers and Directors to the fullest extent not prohibited by law for any such liability. No indemnification may be granted if such person is adjudged liable
(1) to the Fund in connection with a proceeding by or in right of the Fund or
(2) on the basis that personal benefit was improperly received. In addition, the Fund shall pay for or reimburse the reasonable expenses incurred by any such person in any such proceeding in advance of the final disposition of the proceeding if the person sets forth in writing (i) the person's good faith belief that the person is entitled to indemnification and (ii) the person's agreement to repay all advances if it is ultimately determined that the person is not entitled to indemnification.

Pursuant to Trust VII 's Declaration of Trust, Trust VII will indemnify each of its Trustees and officers against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees, reasonably incurred by such person while in office or thereafter, by reason of the indemnified person's service as a Trustee or officer. Trust VII will not indemnify its Trustees and officers against any liability to the Trust or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Legal expenses may be paid from time to time by Trust VII in advance of the final disposition of any such proceeding if Trust VII receives a written undertaking by the indemnified person to reimburse Trust VII in the event it is subsequently determined that the indemnified person is not entitled to such indemnification and (a) the indemnified person shall provide security for his undertaking, or
(b) the trust shall be insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party Trustees of the trust or an independent legal counsel, as expressed in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnified person ultimately will be found entitled to indemnification.

Prospectus/Proxy Statement

APPENDIX G - GOVERNANCE COMMITTEE CHARTER

      1. The Governance Committee (the "Committee") of the Columbia Funds (the "Funds") shall be composed entirely of members of the Board of the Funds who are not affiliated with the Funds' investment adviser, sub-advisers or principal underwriter.

      2.    The functions of the Committee are:

                  a) To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds;

                  b) To review periodically Board governance practices and procedures and any recommendations of the Chief Compliance Officer of the Funds relating thereto, and to recommend to the Board any changes it may deem appropriate;

                  c) To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;

                  d)    To review committee assignments on an annual basis;

                  e) To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

                  f) To plan and administer the Board's annual self-evaluation process;

                  g) To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel's status as an "independent legal counsel" under applicable SEC rules, and to supervise such counsel.

      3. The Committee shall meet as frequently and at such times as circumstances dictate. Minutes shall be kept of the Committee's meetings.

      4. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

      5. The Committee shall review this charter at least [annually] and recommend to the Board any changes it deems appropriate.

Prospectus/Proxy Statement

                     COLUMBIA INTERNATIONAL STOCK FUND, INC.

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 10, 2005

This Statement of Additional Information (the "SAI") relates to the proposed acquisition (the "Merger") of Columbia Newport Tiger Fund, a series of Columbia Funds Trust VII, (the "Acquired Fund"), by Columbia International Stock Fund, Inc. (the "Acquiring Fund"). This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated June 10, 2005 (the "Prospectus/Proxy Statement") which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

Por

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND......................................
PORTFOLIO MANAGERS
DIRECTORS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE FUNDS - FINANCIAL STATEMENTS....
APPENDIX A - STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND...............

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated January 1, 2005.

PORTFOLIO MANAGER

Other Accounts Managed by Portfolio Manager

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Acquiring Fund's portfolio manager managed as of the Acquiring Fund's fiscal year-end.

                     OTHER SEC-REGISTERED OPEN-END
 PORTFOLIO MANAGER        AND CLOSED-END FUNDS      OTHER POOLED INVESTMENT VEHICLES    OTHER ACCOUNTS
-------------------  -----------------------------  --------------------------------  ------------------
                        Number of                      Number of                      Number of
                        accounts         Assets        accounts           Assets       accounts   Assets
                        ---------        ------        ---------          ------      ---------   ------
Penelope L. Burgess
Deborah F. Snee

See "Potential Conflicts of Interest in Managing Multiple Accounts" below for information on how Columbia Management Advisors, Inc. ("Columbia"), the Acquiring Fund's investment adviser, addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

The table below shows the dollar ranges of shares of the Acquiring Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio manager listed above at the end of the Fund's most recent fiscal year:

 PORTFOLIO MANAGER     DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND BENEFICIALLY OWNED
-------------------    ----------------------------------------------------------------
Penelope L. Burgess
Deborah F. Snee

Compensation

As of the Acquiring Fund's most recent fiscal year end, the portfolio manager received all of his compensation from Columbia and its parent company, Columbia Management Group, Inc., in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmark noted below, emphasizing the manager's three- and five-year performance. Columbia may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

Por

 PORTFOLIO MANAGER     PERFORMANCE BENCHMARK
-------------------    ---------------------
Penelope L. Burgess
Deborah F. Snee

The size of the overall bonus pool each year is determined by Columbia Management Group, Inc. and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia's profitability for the year, which is influenced by assets under management.

Potential Conflicts of Interest in Managing Multiple Accounts

Like other investment professionals with multiple clients, a portfolio manager for the Acquiring Fund may face certain potential conflicts of interest in connection with managing both the Acquiring Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Columbia believes are faced by investment professionals at most major financial firms. Columbia and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

- The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

- The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

- The trading of other accounts could be used to benefit higher-fee accounts (front- running).

- The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when the Acquiring Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Acquiring Fund as well as other accounts, Columbia's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Acquiring Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia and the Acquiring Fund's Trustees have adopted compliance procedures that provide that any transactions between the Acquiring Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Acquiring Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Acquiring Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Acquiring

Por

Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Acquiring Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Acquiring Fund's portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Acquiring Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Columbia or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Acquiring Fund's portfolio manager may also face other potential conflicts of interest in managing the Acquiring Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Acquiring Fund and other accounts. In addition, the Acquiring Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia, including the Acquiring Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia and the Acquiring Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Acquiring Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE FUNDS

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is Independent Registered Public Accounting Firm to the Acquiring Fund and the Acquired Fund, providing audit and tax return review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund's and the Acquired Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2004, are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund are incorporated by reference into this SAI and the audited financial statements for the Acquired Fund are incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

FINANCIAL STATEMENTS.

Pro forma financial statements of the Acquiring Fund for the Merger are provided on the following pages.

The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of October 31, 2004 and the unaudited pro forma combining statement of operations for the twelve months ended October 31, 2004 presents the results of operations of the Acquiring Fund as if the combination with the Acquired Fund had been consummated at October 31, 2004. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at

Por

October 31, 2004. These historical statements have been derived from the Acquiring Fund and the Acquired Fund's books and records utilized in calculating daily net asset value at October 31, 2004, and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and for a number of the Acquiring Fund's shares equal in value to the value of the net assets of the Acquired Fund transferred to the Acquiring Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Acquiring Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization.

The unaudited Financial Highlights and Financial Statements included in the Acquiring Fund's Semi-Annual Report to Shareholders for the six-month period ended November 30, 2004 are incorporated by reference into this SAI. The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Acquiring Fund and the Acquired Fund incorporated by reference in this SAI.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Acquiring Fund and the Acquired Fund incorporated by reference in this SAI.

PRO-FORMA COMBINING INVESTMENT PORTFOLIO

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
FEBRUARY 28, 2005 (UNAUDITED)

                                                   COLUMBIA NEWPORT TIGER COLUMBIA INTERNATIONAL STOCK COLUMBIA INTERNATIONAL STOCK
                                          % OF NET          FUND                      FUND                         FUND
                                           ASSETS        TARGET FUND             ACQUIRING FUND             PRO-FORMA COMBINED
                                          -------- ---------------------- ---------------------------- ----------------------------
                                                     SHARES     VALUE ($)     SHARES       VALUE ($)       SHARES       VALUE ($)
                                                   ----------- ---------- ------------- -------------- ------------- --------------
COMMON STOCKS                              98.6%
CONSUMER DISCRETIONARY                     13.6%
AUTO COMPONENTS                             1.0%
Continental AG                                              -           -     55,000       4,069,163        55,000      4,069,163
Denso Corp.                                                 -           -    121,400       3,114,521       121,400      3,114,521
Tong Yang Industry Co., Ltd.                        2,334,000   3,586,474          -               -     2,334,000      3,586,474
                                                               ----------                 ----------                   ----------
                                                                3,586,474                  7,183,684                   10,770,158
AUTOMOBILES                                 3.7%
Bajaj Auto Ltd.                                        68,396   1,614,855          -               -        68,396      1,614,855
Hyundai Motor Co.                                     150,480   8,612,983          -               -       150,480      8,612,983
Maruti Udyog Ltd.                                     353,397   3,831,833          -               -       353,397      3,831,833
Nissan Motor Co., Ltd.                                      -           -    223,500       2,397,498       223,500      2,397,498
PT Astra International                              5,168,000   6,021,092          -               -     5,168,000      6,021,092
Renault SA                                                  -           -     80,341       7,270,451        80,341      7,270,451
Toyota Motor Corp.                                          -           -    221,300       8,613,672       221,300      8,613,672
                                                               ----------                 ----------                   ----------
                                                               20,080,763                 18,281,621                   38,362,384
DISTRIBUTORS                                1.0%
Li & Fung Ltd.                                      5,980,000  10,233,528          -               -     5,980,000     10,233,528
                                                               ----------                 ----------                   ----------
                                                               10,233,528                          -                   10,233,528
HOTELS, RESTAURANTS & LEISURE               0.6%
Carnival Corp.                                              -           -     41,700       2,267,646        41,700      2,267,646
Genting Berhad                                        686,300   3,538,075          -               -       686,300      3,538,075
                                                               ----------                 ----------                   ----------
                                                                3,538,075                  2,267,646                    5,805,721
HOUSEHOLD DURABLES                          2.2%
Daiwa House Industry Co., Ltd.                              -           -    182,000       2,067,198       182,000      2,067,198
Koninklijke (Royal) Philips
  Electronics NV                                            -           -    194,900       5,387,907       194,900      5,387,907
Matsushita Electric Industrial Co., Ltd.                    -           -    420,000       6,279,545       420,000      6,279,545
Pioneer Corp.                                               -           -    143,000       2,521,642       143,000      2,521,642
Sekisui Chemical Co., Ltd.                                  -           -    384,000       2,856,211       384,000      2,856,211
Sharp Corp.                                                 -           -    215,000       3,416,991       215,000      3,416,991
                                                               ----------                 ----------                   ----------
                                                                        -                 22,529,494                   22,529,494
LEISURE EQUIPMENT & PRODUCTS                0.7%
Fuji Photo Film Co., Ltd.                                   -           -    188,000       7,121,347       188,000      7,121,347
                                                               ----------                 ----------                   ----------
                                                                        -                  7,121,347                    7,121,347
MEDIA                                       2.9%
Astro All Asia Networks PLC (a)                     2,354,100   3,434,257          -               -     2,354,100      3,434,257
JC Decaux SA (a)                                            -           -     78,500       2,018,624        78,500      2,018,624
Mediaset S.p.A.                                             -           -    145,000       2,040,954       145,000      2,040,954
News Corp., Class B                                         -           -    218,700       3,763,827       218,700      3,763,827
Pearson PLC                                                 -           -    627,100       7,679,455       627,100      7,679,455
Singapore Press Holdings Ltd.                       2,829,700   7,932,342          -               -     2,829,700      7,932,342
Vivendi Universal SA (a)                                    -           -     86,000       2,715,899        86,000      2,715,899
                                                               ----------                 ----------                   ----------
                                                               11,366,599                 18,218,759                   29,585,358
SPECIALITY RETAIL                           0.9%
Esprit Holdings Ltd.                                1,249,500   8,920,564          -               -     1,249,500      8,920,564
                                                               ----------                 ----------                   ----------
                                                                8,920,564                          -                    8,920,564

                  See Accompanying Notes to Financial Statements

                                                   COLUMBIA NEWPORT TIGER COLUMBIA INTERNATIONAL STOCK COLUMBIA INTERNATIONAL STOCK
                                          % OF NET          FUND                      FUND                         FUND
                                           ASSETS       TARGET FUND              ACQUIRING FUND             PRO-FORMA COMBINED
                                          -------- ---------------------- ---------------------------- ----------------------------
TEXTILES, APPAREL & LUXURY GOODS            0.6%
Burberry Group PLC                                           -          -     544,846       4,127,561       544,846      4,127,561
Swatch Group AG, Registered Shares                           -          -      77,400       2,156,227        77,400      2,156,227
                                                               ----------                  ----------                  -----------
                                                                        -                   6,283,788                    6,283,788
       CONSUMER DISCRETIONARY TOTAL                            57,726,003                  81,886,339                  139,612,342
                                                               ----------                  ----------                  -----------
CONSUMER STAPLES                            6.3%
BEVERAGES                                   1.0%
Diageo PLC                                                   -          -     430,350       6,123,279       430,350      6,123,279
SABMiller PLC                                                -          -     262,079       4,326,129       262,079      4,326,129
                                                               ----------                  ----------                  -----------
                                                                        -                  10,449,408                   10,449,408
FOOD & STAPLES RETAILING                    0.9%
Ito-Yokado Co., Ltd.                                         -          -      85,000       3,522,118        85,000      3,522,118
Metro AG                                                     -          -      93,688       5,256,910        93,688      5,256,910
                                                               ----------                  ----------                  -----------
                                                                        -                   8,779,028                    8,779,028
FOOD PRODUCTS                               2.4%
Nestle SA, Registered Shares                                 -          -      44,797      12,436,369        44,797     12,436,369
People's Food Holdings Ltd.                          3,134,000  2,602,019           -               -     3,134,000      2,602,019
Royal Numico NV(a)                                           -          -      50,700       2,047,030        50,700      2,047,030
Thai Union Frozen Products Public Co.,
  Ltd.                                               3,381,800  2,560,066           -               -     3,381,800      2,560,066
Unilever PLC                                                 -          -     495,220       4,732,932       495,220      4,732,932
                                                               ----------                  ----------                  -----------
                                                                5,162,085                  19,216,331                   24,378,416
HOUSEHOLD PRODUCTS                          1.2%
Kao Corp.                                                    -          -     113,000       2,685,247       113,000      2,685,247
Reckitt Benckiser PLC                                        -          -     312,064       9,818,017       312,064      9,818,017
                                                               ----------                  ----------                  -----------
                                                                        -                  12,503,264                   12,503,264
TOBACCO                                     0.8%
Imperial Tobacco Group PLC                                   -          -     191,397       5,100,771       191,397      5,100,771
Japan Tobacco, Inc.                                          -          -         289       3,142,584           289      3,142,584
                                                               ----------                  ----------                  -----------
                                                                        -                   8,243,355                    8,243,355

       CONSUMER STAPLES TOTAL                                   5,162,085                  59,191,386                   64,353,471
                                                               ----------                  ----------                  -----------
ENERGY                                      6.5%
ENERGY EQUIPMENT & SERVICES                 0.4%
Saipem S.P.A.                                                -          -     193,600       2,620,923       193,600      2,620,923
Stolt Offshore SA (a)                                        -          -     244,600       1,934,318       244,600      1,934,318
                                                               ----------                  ----------                  -----------
                                                                        -                   4,555,241                    4,555,241
OIL & GAS                                   6.1%
BG Group PLC                                                 -          -     707,277       5,546,850       707,277      5,546,850
BP PLC, ADR                                                  -          -     227,930      14,797,216       227,930     14,797,216
EnCana Corp.                                                 -          -     159,800      10,599,780       159,800     10,599,780
ENI S.p.A.                                                   -          -     383,550      10,029,042       383,550     10,029,042
Norsk Hydro ASA                                              -          -      38,280       3,310,485        38,280      3,310,485
OMV AG                                                       -          -       6,200       2,148,931         6,200      2,148,931
Shell Transport & Trading Co., PLC                           -          -     569,000       5,334,398       569,000      5,334,398
Total SA                                                     -          -      45,590      10,850,575        45,590     10,850,575
                                                               ----------                  ----------                  -----------
                                                                        -                  62,617,277                   62,617,277

       ENERGY TOTAL                                                     -                  67,172,518                   67,172,518
                                                               ----------                  ----------                  -----------
FINANCIALS                                 28.6%
CAPITAL MARKETS                             1.2%
Credit Suisse Group                                          -          -      62,500       2,721,478        62,500      2,721,478

                  See Accompanying Notes to Financial Statements

                                                   COLUMBIA NEWPORT TIGER COLUMBIA INTERNATIONAL STOCK COLUMBIA INTERNATIONAL STOCK
                                          % OF NET          FUND                      FUND                         FUND
                                           ASSETS        TARGET FUND             ACQUIRING FUND             PRO-FORMA COMBINED
                                          -------- ---------------------- ---------------------------- ----------------------------
Deutsche Bank AG, Registered Shares                         -           -     77,898      6,839,822        77,898      6,839,822
Nomura Holdings, Inc.                                       -           -    191,000      2,643,173       191,000      2,643,173
                                                               ----------               -----------                  -----------
                                                                        -                12,204,473                   12,204,473
COMMERCIAL BANKS                           16.6%
ABN AMRO Holding NV                                         -           -    231,770      6,391,685       231,770      6,391,685
Anglo Irish Bank Corp., PLC                                 -           -    206,000      5,428,563       206,000      5,428,563
Australia & New Zealand Banking Group
  Ltd.                                                      -           -    120,100      2,028,569       120,100      2,028,569
Banco Bilbao Vizcaya Argentaria SA                          -           -    238,500      4,122,776       238,500      4,122,776
Banco de Sabadell SA                                        -           -    104,203      2,656,894       104,203      2,656,894
Banco Popolare di Verona E Novara                           -           -    211,600      4,145,150       211,600      4,145,150
Banco Popular Espanol SA                                    -           -     60,780      4,207,911        60,780      4,207,911
Bangkok Bank Public Co., Ltd., NVDR                 2,689,500   7,800,745          -              -     2,689,500      7,800,745
Bank of Ireland                                             -           -    307,856      5,159,260       307,856      5,159,260
Bank of Yokohama Ltd.                                       -           -    425,000      2,612,185       425,000      2,612,185
Bank Rakyat Indonesia                              11,231,000   3,969,029          -              -    11,231,000      3,969,029
Barclays PLC                                                -           -    773,410      8,383,140       773,410      8,383,140
BNP Paribas SA                                              -           -     92,354      6,700,885        92,354      6,700,885
Chinatrust Financial Holding Co., Ltd.              5,720,111   6,837,586          -              -     5,720,111      6,837,586
Dah Sing Financial Group                              224,800   1,697,857          -              -       224,800      1,697,857
DBS Group Holdings Ltd.                                     -           -    377,000      3,444,282       377,000      3,444,282
DNB NOR ASA                                                 -           -    386,600      3,935,465       386,600      3,935,465
Hong Leong Bank Berhad                              6,769,600   9,606,258          -              -     6,769,600      9,606,258
HSBC Holdings PLC                                           -           -    571,500      9,540,171       571,500      9,540,171
Kasikornbank Public Co., Ltd. (a)                   4,583,600   7,832,395          -              -     4,583,600      7,832,395
Kookmin Bank                                          295,235  13,612,237          -              -       295,235     13,612,237
Mitsubishi Tokyo Financial Group, Inc.                      -           -        352      3,228,373           352      3,228,373
Mizuho Financial Group, Inc.                                -           -        755      3,667,715           755      3,667,715
National Bank of Greece SA                                  -           -    125,190      4,758,409       125,190      4,758,409
Oversea-Chinese Banking Corp., Ltd.                   410,000   3,422,833          -              -       410,000      3,422,833
Royal Bank of Scotland Group PLC                            -           -    255,071      8,736,632       255,071      8,736,632
Skandinaviska Enskilda Banken AB, Class A                   -           -    149,000      2,887,422       149,000      2,887,422
Standard Chartered PLC                                240,106   4,399,257          -              -       240,106      4,399,257
Sumitomo Mitsui Financial Group, Inc.                       -           -        461      3,193,269           461      3,193,269
Suncorp-Metway Ltd.                                         -           -    111,100      1,657,074       111,100      1,657,074
UniCredito Italiano S.p.A.                                  -           -    463,600      2,706,409       463,600      2,706,409
United Overseas Bank Ltd.                             913,000   7,623,602    499,000      4,166,678     1,412,000     11,790,280
                                                               ----------               -----------                  -----------
                                                               66,801,799               103,758,917                  170,560,716
CONSUMER FINANCE                            0.3%
Credit Saison Co., Ltd.                                     -           -     77,800      2,762,641        77,800      2,762,641
                                                               ----------               -----------                  -----------
                                                                        -                 2,762,641                    2,762,641
DIVERSIFIED FINANCIAL SERVICES              1.2%
Housing Development Finance Corp., Ltd.               389,893   6,942,350          -              -       389,893      6,942,350
ING Groep NV, CVA                                           -           -    162,040      4,977,829       162,040      4,977,829
                                                               ----------               -----------                  -----------
                                                                6,942,350                 4,977,829                   11,920,179
INSURANCE                                   4.1%
Aegon NV                                                    -           -    458,234      6,612,787       458,234      6,612,787
Allianz AG, Registered Shares                               -           -     21,893      2,767,998        21,893      2,767,998
AXA                                                         -           -    230,780      6,197,727       230,780      6,197,727
Cathay Financial Holding Co., Ltd.                  2,787,000   5,657,663          -              -     2,787,000      5,657,663
Irish Life & Permanent PLC                                  -           -    196,100      3,986,249       196,100      3,986,249
Mitsui Sumitomo Insurance Co., Ltd.                         -           -    322,000      2,867,378       322,000      2,867,378
QBE Insurance Group Ltd.                                    -           -    137,100      1,657,803       137,100      1,657,803

                  See Accompanying Notes to Financial Statements

                                                   COLUMBIA NEWPORT TIGER  COLUMBIA INTERNATIONAL STOCK COLUMBIA INTERNATIONAL STOCK
                                          % OF NET          FUND                       FUND                         FUND
                                           ASSETS       TARGET FUND               ACQUIRING FUND             PRO-FORMA COMBINED
                                          -------- ----------------------  ---------------------------- ----------------------------
Riunione Adriatica di Sicurta S.p.A.                        -            -      151,001      3,503,860      151,001     3,503,860
Samsung Fire & Marine Insurance Co., Ltd.              73,680    5,993,095            -              -       73,680     5,993,095
Zurich Financial Services AG (a)                            -            -       15,983      2,940,752       15,983     2,940,752
                                                               -----------                 -----------                -----------
                                                                11,650,758                  30,534,554                 42,185,312
REAL ESTATE                                5.2%
City Developments Ltd.                              1,591,500    6,593,109      321,000      1,329,807    1,912,500     7,922,916
Henderson Land Development Co., Ltd.                1,363,000    6,386,007            -              -    1,363,000     6,386,007
Land & Houses Public Co., Ltd., NVDR               18,493,100    4,614,819            -              -   18,493,100     4,614,819
SM Prime Holdings, Inc.                            21,422,000    3,366,160            -              -   21,422,000     3,366,160
Sumitomo Realty & Development Co., Ltd.                     -            -      287,000      3,657,762      287,000     3,657,762
Sun Hung Kai Properties Ltd.                        1,597,000   14,829,517      287,000      2,665,042    1,884,000    17,494,559
Swire Pacific Ltd., Class A                           626,500    5,106,149      461,000      3,757,278    1,087,500     8,863,427
Wharf Holdings Ltd.                                         -            -      503,000      1,705,194      503,000     1,705,194
                                                               -----------                 -----------                -----------
                                                                40,895,761                  13,115,083                 54,010,844

       FINANCIALS TOTAL                                        126,290,668                 167,353,497                293,644,165
                                                               -----------                 -----------                -----------
HEALTH CARE                                6.7%
HEALTH CARE EQUIPMENT & SUPPLIES           1.3%
GN Store Nord A/S                                           -            -      158,000      1,712,520      158,000     1,712,520
Pihsiang Machinery Manufacturing Co.,
  Ltd.                                                858,825    2,051,799            -              -      858,825     2,051,799
Smith & Nephew PLC                                          -            -      494,310      5,071,584      494,310     5,071,584
Synthes, Inc. (a)                                           -            -       28,200      3,406,529       28,200     3,406,529
Terumo Corp.                                                -            -       50,100      1,570,385       50,100     1,570,385
                                                               -----------                 -----------                -----------
                                                                 2,051,799                  11,761,018                 13,812,817
PHARMACEUTICALS                            5.4%
AstraZeneca PLC                                             -            -      208,600      8,272,737      208,600     8,272,737
Dr. Reddy's Laboratories Ltd., ADR                    193,900    3,416,518            -              -      193,900     3,416,518
GlaxoSmithKline PLC                                         -            -      478,450     11,471,745      478,450    11,471,745
Novartis AG, Registered Shares                              -            -      137,760      6,911,158      137,760     6,911,158
Ranbaxy Laboratories Ltd.                             140,732    3,289,524            -              -      140,732     3,289,524
Sanofi-Aventis SA                                           -            -       79,330      6,349,412       79,330     6,349,412
Schering AG                                                 -            -       66,600      4,871,302       66,600     4,871,302
Shire Pharmaceuticals Group PLC                             -            -      201,800      2,244,160      201,800     2,244,160
Takeda Pharmaceutical Co., Ltd.                             -            -       85,700      4,100,923       85,700     4,100,923
Teva Pharmaceutical Industries Ltd., ADR                    -            -      141,400      4,257,554      141,400     4,257,554
                                                               -----------                 -----------                -----------
                                                                 6,706,042                  48,478,991                 55,185,033

       HEALTHCARE TOTAL                                          8,757,841                  60,240,009                 68,997,850
                                                               -----------                 -----------                -----------
INDUSTRIALS                                9.9%
AEROSPACE & DEFENSE                        0.2%
Singapore Technologies Engineering Ltd.                     -            -    1,350,000      1,959,223    1,350,000     1,959,223
                                                               -----------                 -----------                -----------
                                                                         -                   1,959,223                  1,959,223
BUILDING PRODUCTS                          0.6%
Nippon Sheet Glass Co., Ltd.                                -            -      429,000      1,903,045      429,000     1,903,045
Wienerberger AG                                             -            -       78,755      3,917,924       78,755     3,917,924
                                                               -----------                 -----------                -----------
                                                                         -                   5,820,969                  5,820,969
COMMERCIAL SERVICES & SUPPLIES             0.9%
Randstad Holding NV                                         -            -      205,218      9,126,215      205,218     9,126,215
                                                               -----------                 -----------                -----------
                                                                         -                   9,126,215                  9,126,215
CONSTRUCTION & ENGINEERING                 1.2%
Obayashi Corp.                                              -            -      319,000      2,025,361      319,000     2,025,361

                  See Accompanying Notes to Financial Statements

                                                   COLUMBIA NEWPORT TIGER COLUMBIA INTERNATIONAL STOCK COLUMBIA INTERNATIONAL STOCK
                                          % OF NET          FUND                      FUND                         FUND
                                           ASSETS        TARGET FUND             ACQUIRING FUND             PRO-FORMA COMBINED
                                          -------- ---------------------- ---------------------------- ----------------------------
Shimizu Corp.                                               -           -     586,000       2,885,581       586,000      2,885,581
Vinci SA                                                    -           -      50,900       7,479,683        50,900      7,479,683
                                                               ----------                  ----------                  -----------
                                                                        -                  12,390,625                   12,390,625
ELECTRICAL EQUIPMENT                        0.8%
Mitsubishi Electric Corp.                                   -           -     669,000       3,505,337       669,000      3,505,337
Optimax Technology Corp                             1,604,000   4,533,174           -               -     1,604,000      4,533,174
                                                               ----------                  ----------                  -----------
                                                                4,533,174                   3,505,337                    8,038,511
INDUSTRIAL CONGLOMERATES                    1.9%
China Merchants Holdings International
  Co.,  Ltd.                                        2,170,000   4,527,273           -               -     2,170,000      4,527,273
Hutchison Whampoa Ltd.                                420,100   3,777,819     380,000       3,417,213       800,100      7,195,032
SembCorp Industries Ltd.                                    -           -   1,161,000       1,351,943     1,161,000      1,351,943
Siemens AG, Registered Shares                               -           -      29,778       2,336,139        29,778      2,336,139
Smiths Group PLC                                            -           -     225,978       3,702,894       225,978      3,702,894
                                                               ----------                  ----------                  -----------
                                                                8,305,092                  10,808,189                   19,113,281
MACHINERY                                   1.6%
Atlas Copco AB, Class B                                     -           -     178,400       8,244,354       178,400      8,244,354
Komatsu Ltd.                                                -           -     284,000       2,133,755       284,000      2,133,755
Volvo AB, Class B                                           -           -     135,200       6,213,483       135,200      6,213,483
                                                               ----------                  ----------                  -----------
                                                                        -                  16,591,592                   16,591,592
MARINE                                      0.3%
Kawasaki Kisen Kaisha Ltd.                                  -           -     443,000       3,331,073       443,000      3,331,073
                                                               ----------                  ----------                  -----------
                                                                        -                   3,331,073                    3,331,073
ROAD & RAIL                                 1.2%
Canadian National Railway Co.                               -           -     117,385       7,279,992       117,385      7,279,992
ComfortDelGro Corp., Ltd.                                   -           -   2,285,000       2,346,808     2,285,000      2,346,808
East Japan Railway Co.                                      -           -         462       2,466,320           462      2,466,320
                                                               ----------                  ----------                  -----------
                                                                        -                  12,093,120                   12,093,120
TRADING COMPANIES & DISTRIBUTORS            0.5%
Mitsubishi Corp.                                            -           -     413,000       5,634,364       413,000      5,634,364
                                                               ----------                  ----------                  -----------
                                                                        -                   5,634,364                    5,634,364
TRANSPORTATION INFRASTRUCTURE               0.7%
BAA PLC                                                     -           -     289,700       3,384,618       289,700      3,384,618
Zhejiang Expressway Co., Ltd., Class H              4,932,000   3,556,280           -               -     4,932,000      3,556,280
                                                               ----------                  ----------                  -----------
                                                                3,556,280                   3,384,618                    6,940,898

       INDUSTRIALS TOTAL                                       16,394,546                  84,645,325                  101,039,871
                                                               ----------                  ----------                  -----------
INFORMATION TECHNOLOGY                     12.1%
COMMUNICATIONS EQUIPMENT                    0.9%
Nokia Oyj                                                   -           -     238,000       3,846,509       238,000      3,846,509
Tandberg ASA                                                -           -     302,600       3,376,869       302,600      3,376,869
Telefonaktiebolaget LM Ericsson, ADR (a)                    -           -      78,800       2,309,628        78,800      2,309,628
                                                               ----------                  ----------                  -----------
                                                                        -                   9,533,006                    9,533,006
COMPUTERS & PERIPHERALS                     1.1%
Acer, Inc.                                          2,074,836   3,376,787           -               -     2,074,836      3,376,787
Lite-On Technology Corp.                            4,155,200   4,512,263           -               -     4,155,200      4,512,263
Toshiba Corp.                                               -           -     810,000       3,572,566       810,000      3,572,566
                                                               ----------                  ----------                  -----------
                                                                7,889,050                   3,572,566                   11,461,616
ELECTRONIC EQUIPMENT & INSTRUMENTS          3.0%
Delta Electronics, Inc., GDR                        2,043,000   3,589,642           -               -     2,043,000      3,589,642
Hon Hai Precision Industry Co., Ltd.                1,856,206   8,650,221           -               -     1,856,206      8,650,221
Hoya Corp.                                                  -           -      16,000       1,740,796        16,000      1,740,796
Interflex Co., Ltd.                                   104,151   1,993,981           -               -       104,151      1,993,981

                  See Accompanying Notes to Financial Statements

                                                   COLUMBIA NEWPORT TIGER COLUMBIA INTERNATIONAL STOCK COLUMBIA INTERNATIONAL STOCK
                                          % OF NET          FUND                      FUND                         FUND
                                           ASSETS        TARGET FUND             ACQUIRING FUND             PRO-FORMA COMBINED
                                          -------- ---------------------- ---------------------------- ----------------------------
MFS Technology Ltd.                                 5,518,500   2,709,762            -            -      5,518,500       2,709,762
Synnex Technology International Corp.               1,434,900   2,149,893            -            -      1,434,900       2,149,893
TDK Corp.                                                   -           -       78,000    5,663,651         78,000       5,663,651
Venture Corp., Ltd.                                   517,000   4,572,138            -            -        517,000       4,572,138
                                                               ----------                ----------                    -----------
                                                               23,665,637                 7,404,447                     31,070,084
INTERNET SOFTWARE & SERVICES                0.5%
NCSoft Corp. (a)                                       50,250   3,607,872            -            -         50,250       3,607,872
NIWS Co., Ltd.                                              -           -          475    1,465,237            475       1,465,237
                                                               ----------                ----------                    -----------
                                                                3,607,872                 1,465,237                      5,073,109
IT SERVICES                                 0.7%
Infosys Technologies Ltd.                             140,069   7,176,685            -            -        140,069       7,176,685
                                                               ----------                ----------                    -----------
                                                                7,176,685                         -                      7,176,685
OFFICE ELECTRONICS                          0.4%
Canon, Inc.                                                 -           -       78,400    4,151,606         78,400       4,151,606
                                                               ----------                ----------                    -----------
                                                                        -                 4,151,606                      4,151,606
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT    5.1%
Marvell Technology Group Ltd (a)                            -           -       78,500    2,872,315         78,500       2,872,315
Samsung Electronics Co., Ltd.                          55,330  28,792,864       11,500    5,984,419         66,830      34,777,283
STMicroelectronics NV, N.Y. Registered
  Shares                                                    -           -      125,100    2,225,529        125,100       2,225,529
Taiwan Semiconductor Manufacturing Co.,
  Ltd.                                              7,140,390  12,675,691            -            -      7,140,390      12,675,691
                                                               ----------                ----------                    -----------
                                                               41,468,555                11,082,263                     52,550,818
SOFTWARE                                    0.4%
Sage Group PLC                                              -           -      888,100    3,519,733        888,100       3,519,733
                                                               ----------                ----------                    -----------
                                                                        -                 3,519,733                      3,519,733

       INFORMATION TECHNOLOGY TOTAL                            83,807,799                40,728,858                    124,536,657
                                                               ----------                ----------                    -----------
MATERIALS                                   5.0%

CHEMICALS                                   2.7%
BASF AG                                                     -           -       46,600    3,490,687         46,600       3,490,687
Novozymes A/S, Class B                                      -           -       33,300    1,647,734         33,300       1,647,734
Shin-Etsu Chemical Co., Ltd.                                -           -      114,900    4,702,166        114,900       4,702,166
Solvay SA, Class A                                          -           -       15,700    1,826,956         15,700       1,826,956
Sumitomo Chemical Co., Ltd.                                 -           -    1,243,000    6,616,521      1,243,000       6,616,521
Syngenta AG (a)                                             -           -       60,436    6,792,662         60,436       6,792,662
Teijin Ltd.                                                 -           -      563,000    2,338,937        563,000       2,338,937
                                                               ----------                ----------                    -----------
                                                                        -                27,415,663                     27,415,663
CONSTRUCTION MATERIALS                      1.7%
Cemex SA de CV, ADR, Certificate of
  Participation                                             -           -      149,900    5,991,503        149,900       5,991,503
Siam Cement Public Co., Ltd., NVDR                  1,668,200  11,769,375            -            -      1,668,200      11,769,375
                                                               ----------                ----------                    -----------
                                                               11,769,375                 5,991,503                     17,760,878
METALS & MINING                             0.2%
Semirara Mining Corp. (a)                           1,973,006   1,588,659            -            -      1,973,006       1,588,659
                                                               ----------                ----------                    -----------
                                                                1,588,659                         -                      1,588,659
PAPER & FOREST PRODUCTS                     0.4%
Stora Enso Oyj, Class R                                     -           -      111,100    1,692,115        111,100       1,692,115
UPM-Kymmene Oyj                                             -           -      112,100    2,502,998        112,100       2,502,998
                                                               ----------                ----------                    -----------
                                                                        -                 4,195,113                      4,195,113

MATERIALS TOTAL                                                13,358,034                37,602,279                     50,960,313
                                                               ----------                ----------                    -----------

                  See Accompanying Notes to Financial Statements

                                                 COLUMBIA NEWPORT TIGER  COLUMBIA INTERNATIONAL STOCK COLUMBIA INTERNATIONAL STOCK
                                        % OF NET          FUND                       FUND                         FUND
                                         ASSETS        TARGET FUND              ACQUIRING FUND             PRO-FORMA COMBINED
                                        -------- ----------------------- ---------------------------- ----------------------------
TELECOMMUNICATION SERVICES                5.7%
DIVERSIFIED TELECOMMUNICATION SERVICES    2.4%
Belgacom SA (a)                                          -             -      90,300      3,793,815         90,300      3,793,815
Deutsche Telekom AG, Registered Shares
  (a)                                                    -             -     219,345      4,595,628        219,345      4,595,628
France Telecom SA                                        -             -     160,300      4,842,961        160,300      4,842,961
Nippon Telegraph & Telephone Corp.                       -             -         778      3,372,766            778      3,372,766
PT Telekomunikasi Indonesia                      8,010,000     3,833,757           -              -      8,010,000      3,833,757
Royal Koninklijke KPN NV                                 -             -     281,410      2,723,316        281,410      2,723,316
Singapore Telecommunications Ltd.                        -             -   1,291,000      2,081,897      1,291,000      2,081,897
                                                             -----------                -----------                 -------------
                                                               3,833,757                 21,410,383                    25,244,140
WIRELESS TELECOMMUNICATION SERVICES       3.3%
NTT DoCoMo, Inc.                                         -             -       1,158      1,966,527          1,158      1,966,527
China Mobile Hong Kong Ltd.                      3,877,500    12,570,478           -              -      3,877,500     12,570,478
Taiwan Cellular Corp.                            6,519,000     7,030,345           -              -      6,519,000      7,030,345
Vodafone Group PLC                                       -             -   4,566,860     11,975,471      4,566,860     11,975,471
                                                             -----------                -----------                 -------------
                                                              19,600,823                 13,941,998                    33,542,821

       TELECOMMUNICATION SERVICES TOTAL                       23,434,580                 35,352,381                    58,786,961
                                                             -----------                -----------                 -------------
UTILITIES                                 4.2%
ELECTRIC UTILITIES                        2.1%
Datang International Power Generation
  Co., Ltd., Class H                             2,742,000     2,120,018           -              -      2,742,000      2,120,018
E.ON AG                                                  -             -      39,210      3,527,344         39,210      3,527,344
Enel S.p.A.                                              -             -     551,139      5,302,635        551,139      5,302,635
Fortum Oyj                                               -             -     204,600      3,923,252        204,600      3,923,252
Huaneng Power International, Inc.,                          -
  Class H                                        3,492,000     2,700,636           -              -      3,492,000      2,700,636
Tokyo Electric Power Co., Inc.                           -             -     166,800      4,090,734        166,800      4,090,734
                                                             -----------                -----------                 -------------
                                                               4,820,654                 16,843,965                    21,664,619
GAS UTILITIES                             1.1%
Hong Kong & China Gas Co., Ltd.                  2,800,908     5,939,967           -              -      2,800,908      5,939,967
Tokyo Gas Co., Ltd.                                      -             -     676,000      2,722,674        676,000      2,722,674
Xinao Gas Holdings Ltd. (a)                      4,552,000     2,520,012           -              -      4,552,000      2,520,012
                                                             -----------                -----------                 -------------
                                                               8,459,979                  2,722,674                    11,182,653
MULTI-UTILITIES & UNREGULATED POWER       1.0%
National Grid Transco PLC                                -             -     487,236      4,740,872        487,236      4,740,872
Veolia Environnement                                     -             -     157,600      5,479,735        157,600      5,479,735
                                                             -----------                -----------                 -------------
                                                                       -                 10,220,607                    10,220,607
WATER UTILITIES                           0.0%
Manila Water Co. (a)                               977,200       116,237                          -        977,200        116,237
                                                             -----------                -----------                 -------------
                                                                 116,237           -              -                       116,237

       UTILITIES TOTAL                                        13,396,870                 29,787,246                    43,184,116
                                                             -----------                -----------                 -------------

       TOTAL COMMON STOCKS                                   348,328,426                663,959,838                 1,012,288,264
                                                             -----------                -----------                 -------------

PREFERRED STOCK                           0.5%
CONSUMER DISCRETIONARY                    0.5%
AUTOMOBILES                               0.5%
Porsche AG                                               -             -       7,300      5,274,572          7,300      5,274,572
                                                             -----------                -----------                 -------------
                                                                       -                  5,274,572                     5,274,572
                                                             -----------                -----------                 -------------
       CONSUMER DISCRETIONARY TOTAL                                    -                  5,274,572                     5,274,572
                                                             -----------                -----------                 -------------

       TOTAL PREFERRED STOCK                                           -                  5,274,572                     5,274,572
                                                             -----------                -----------                 -------------

                  See Accompanying Notes to Financial Statements

                                                COLUMBIA NEWPORT TIGER    COLUMBIA INTERNATIONAL STOCK  COLUMBIA INTERNATIONAL STOCK
                                     % OF NET           FUND                         FUND                          FUND
                                      ASSETS         TARGET FUND                ACQUIRING FUND              PRO-FORMA COMBINED
                                     -------- --------------------------  --------------------------- ------------------------------
SHORT-TERM OBLIGATIONS                 1.1%
Repurchase agreement with State
Street Bank & Trust Co., dated
02/28/05, due 03/01/05 at
2.5%, collateralized by a
U.S. Treasury Bond maturing
09/30/03, market value of
$8,038.881 (repurchase
proceeds $7,878,547)                                  -             -     7,878,000     7,878,000       7,878,000         7,878,000

Repurchase agreement with State
Street Bank & Trust Co., dated
02/28/05, due 03/01/05 at
2.520%, collateralized by a
U.S. Treasury Bond maturing
11/15/24, market value of
$3,597,833 (repurchase proceeds
$3,523,247)                                   3,523,000     3,523,000             -             -       3,523,000         3,523,000
                                                        -------------               -------------                    --------------

       TOTAL SHORT-TERM OBLIGATIONS                         3,523,000                   7,878,000                        11,401,000
                                                        -------------               -------------                    --------------
                                                                                                      PRO-FORMA ADJ
TOTAL INVESTMENTS                    100.2%               351,851,426                 677,112,410                     1,028,963,836
Other Assets & Liabilities, Net       -0.2%                (2,814,639)                    851,823        (176,343)       (2,139,159)
                                                        -------------               -------------       ---------    --------------
Net Assets                           100.0%             $ 349,036,787               $ 677,964,233                    $1,026,824,677
                                                        =============               =============                    ==============

TOTAL INVESTMENTS AT COST                               $ 270,146,522 (b)           $ 565,225,710 (c)                $  835,372,232
                                                        =============               =============                    ==============

      NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.

(b) Cost for federal income tax purposes is $270,146,522.

(c) Cost for federal income tax purposes is $565,225,710.

ACRONYM                NAME
-------   -----------------------------
ADR       American Depositary Receipt
GDR       Global Depositary Receipt
NVDR      Non-Voting Depositary Receipt

                 See Accompanying Notes to Financial Statements

PRO-FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES
AS OF  FEBRUARY 28, 2005 (UNAUDITED)
----------------------------------------------------------------------------------------------------------

                                                             COLUMBIA        COLUMBIA INTERNATIONAL STOCK
                                                        NEWPORT TIGER FUND           STOCK FUND
                                                           TARGET FUND             ACQUIRING FUND
       --------------------------------------------------------------------------------------------------
ASSETS
       Investments, at cost                             $     270,146,522    $     565,225,710
                                                        ------------------ --------------------
       Investments, at value                            $     351,851,426    $     677,112,410
       Cash                                                           680                  359
       Foreign currency (cost of $889,027 and $80,836,
       respectively)                                              897,120               80,887
       Receivable for:
          Investments sold                                              -            6,849,194
          Fund shares sold                                        437,414              695,077
          Interest                                                    247                  547
          Dividends                                               590,216              872,501
          Foreign tax reclaims                                          -              166,930
        Deferred Trustees' compensation plan                       26,216                3,791
        Receivable from advisor                                   266,581                    -
        Other assets                                                    -                5,926
                                                        ------------------ --------------------
               Total Assets                                   354,069,900          685,787,622
                                                        ------------------ --------------------
-----------------------------------------------------------------------------------------------
LIABILITIES
       Expense reimbursement due to Investment
       Advisor                                                     14,272                    -
       Payable for:
          Investments purchased                                   366,442            6,464,016
          Fund shares repurchased                                 742,227              757,117
          Investment advisory fee                                 195,262              435,750
          Administration fee                                       71,464                    -
          Transfer agent fee                                      188,821               42,647
          Pricing and bookkeeping fees                             12,745                8,849
          Merger fee                                                    -               17,775
          Audit fee                                                     -               15,247
          Custody fee                                              43,205               18,266
          Reports to shareholders                                       -               45,234
          Service and distribution fees                            93,907               14,697
       Deferred Trustees' fees                                     26,216                3,791
       Foreign capital gains tax payable                        3,226,023                    -
       Other liabilities                                           52,529                    -
                                                        ------------------ --------------------
               Total Liabilities                                5,033,113            7,823,389
                                                        ------------------ --------------------
       NET ASSETS                                       $     349,036,787    $     677,964,233
                                                        ================== ====================
       ----------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
        Paid-in capital                                 $     417,768,258   $      564,922,546
        Undistributed (overdistributed) net investment
        income                                                   (889,564)              84,031
        Accumulated net realized gain (loss)                 (146,345,983)           1,050,482
        Net unrealized appreciation (depreciation) on:
           Investments                                         81,704,904          111,886,700
           Foreign currency translations                           25,195               20,474
           Foreign capital gains tax                           (3,226,023)                   -
                                                        ---------------------------------------
        NET ASSETS                                      $     349,036,787   $      677,964,233
                                                        =======================================
        ---------------------------------------------------------------------------------------
CLASS A (a)
      Net assets                                        $     196,705,493     $     27,675,071
      Shares outstanding                                       14,229,632            1,806,672
                                                        ==================  ===================
      Net asset value per share (b) (c)                 $           13.82     $          15.32
                                                        ==================  ===================
      Maximum sales charge                                           5.75%                5.75%
                                                        ==================  ===================
      Maximum offering price per share (d)              $           14.66     $          16.25
                                                        ==================  ===================
        ---------------------------------------------------------------------------------------
CLASS B (a)
      Net assets                                        $      66,451,365     $     11,316,896
      Shares outstanding                                        4,973,059              754,575
                                                        ==================  ===================
      Net asset value and offering price per share      $           13.36     $          15.00
      (b) (c)
                                                        ==================  ===================
        ---------------------------------------------------------------------------------------
CLASS C (a)
      Net assets                                        $      28,642,347     $        621,545
      Shares outstanding                                        2,144,456               41,285
                                                        ==================  ===================
      Net asset value and offering price per share      $           13.36     $          15.05
      (b) (c)
                                                        ==================  ===================
        ---------------------------------------------------------------------------------------
CLASS D
      Net assets                                                        -     $        749,574
      Shares outstanding                                                -               49,607
                                                        ==================  ===================
      Net asset value and offering price per share
      (b) (c)                                                           -     $          15.11
                                                        ==================  ===================
        ---------------------------------------------------------------------------------------
CLASS T (a)
      Net assets                                        $      29,007,867                 -
      Shares outstanding                                        2,087,460                 -
                                                        ==================  ===================
      Net asset value per share (b) (c)                 $           13.90                 -
                                                        ==================  ===================
      Maximum sales charge                                           5.75%                -
                                                        ==================  ===================
      Maximum offering price per share (d)              $           14.75                 -
                                                        ==================  ===================
        ---------------------------------------------------------------------------------------
CLASS Z (a)
      Net assets                                        $      28,229,715   $      637,601,147
      Shares outstanding                                        2,037,019           41,443,170
                                                        ==================  ===================
      Net asset value, offering and redemption
      price per share                                   $           13.86   $            15.38
                                                        ==================  ===================

                                                        -------------------------------------------
                                                                                    COLUMBIA
                                                                                 INTERNATIONAL
                                                         PRO FORMA                 STOCK FUND
                                                        ADJUSTMENTS             RO-FORMA COMBINED
                                                        -------------------------------------------
ASSETS
       Investments, at cost                                    $          -       $     835,372,232
                                                        -------------------    --------------------
       Investments, at value                                   $        -             1,028,963,836
       Cash                                                             -                     1,039
       Foreign currency (cost of $80,836 and $889,027,
       respectively)                                                    -                   978,007
       Receivable for:
          Investments sold                                              -                 6,849,194
          Fund shares sold                                              -                 1,132,491
          Interest                                                      -                       794
          Dividends                                                     -                 1,462,717
          Foreign tax reclaims                                          -                   166,930
        Deferred Trustees' compensation plan                            -                    30,007
        Receivable from advisor                                         -                   266,581
        Other assets                                                    -                     5,926
                                                        -------------------    --------------------
               Total Assets                                             -             1,039,857,522
                                                         -------------------   --------------------
---------------------------------------------------------------------------------------------------
LIABILITIES
       Expense reimbursement due to Investment
       Advisor                                                          -                    14,272
       Payable for:
          Investments purchased                                         -                 6,830,458
          Fund shares repurchased                                       -                 1,499,344
          Investment advisory fee                                       -                   631,012
          Administration fee                                            -                    71,464
          Transfer agent fee                                            -                   231,468
          Pricing and bookkeeping fees                                  -                    21,594
          Merger fee                                                    -                    17,775
          Audit fee                                                     -                    15,247
          Custody fee                                                   -                    61,471
          Reports to shareholders                                       -                    45,234
          Service and distribution fees                                 -                   108,604
       Deferred Trustees' fees                                          -                    30,007
       Foreign capital gains tax payable                                -                 3,226,023
       Other liabilities                                            176,343 (e)             228,872
                                                        -------------------    --------------------
               Total Liabilities                                    176,343              13,032,845
                                                        -------------------    --------------------
       NET ASSETS                                               $  (176,343)(e)   $   1,026,824,677
                                                        ===================    ====================
       --------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
        Paid-in capital                                                 -         $     982,690,804
        Undistributed (overdistributed) net investment
        income                                                     (176,343)(e)            (981,876)
        Accumulated net realized gain (loss)                            -              (145,295,501)
        Net unrealized appreciation (depreciation) on:
           Investments                                                  -               193,591,604
           Foreign currency translations                                -                    45,669
           Foreign capital gains tax                                    -                (3,226,023)
                                                        --------------------   ---------------------
        NET ASSETS                                             $  (176,343) (e)   $   1,026,824,677
                                                        ====================   =====================
        --------------------------------------------------------------------------------------------
CLASS A (a)
      Net assets                                                28,893,830  (e)   $     253,274,394
      Shares outstanding                                           497,845  (f)          16,534,149
                                                                               =====================
      Net asset value per share (b) (c)                                           $           15.32
                                                                               =====================
      Maximum sales charge                                                                     5.75%
                                                                               =====================
      Maximum offering price per share (d)                                        $           16.25
                                                                               =====================
        --------------------------------------------------------------------------------------------
CLASS B (a)
      Net assets                                                   (33,573) (e)   $      77,734,688
      Shares outstanding                                          (544,530) (f)           5,183,104
                                                                               =====================
      Net asset value and offering price per share                                $           15.00
      (b) (c)
                                                                               =====================
        --------------------------------------------------------------------------------------------
CLASS C (a)
      Net assets                                                   (14,471) (e)     $    29,249,421
      Shares outstanding                                          (242,901) (f)           1,942,840
                                                                               =====================
      Net asset value and offering price per share                                  $         15.05
      (b) (c)
                                                                               =====================
        --------------------------------------------------------------------------------------------
CLASS D
      Net assets                                                                    $       749,574
      Shares outstanding                                                                     49,607
                                                                               =====================
      Net asset value and offering price per share
      (b) (c)                                                                       $         15.11
                                                                               =====================
        --------------------------------------------------------------------------------------------
CLASS T (a)
      Net assets                                               (29,007,867)                    -
      Shares outstanding                                        (2,087,460)                    -
                                                                               =====================
      Net asset value per share (b) (c)                                                        -
                                                                               =====================
      Maximum sales charge                                                                     -
                                                                               =====================
      Maximum offering price per share (d)                                                     -
                                                                               =====================
        --------------------------------------------------------------------------------------------
CLASS Z (a)
      Net assets                                                   (14,262) (e)   $     665,816,600
      Shares outstanding                                          (203,055) (f)          43,277,134
                                                                               =====================
      Net asset value, offering and redemption
      price per share                                                             $           15.38
                                                                               =====================

(a) Class A, B, C, T and Z shares of Columbia Newport Tiger Fund are exchanged for Class A, B, C and Z shares, respectively, of Columbia International Stock Fund based on the net asset value per share of Columbia International Stock Fund's Class A, B, C and Z shares at the time of the merger.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Redemption price per share is equal to net asset value less any applicable redemption fees.
(d)  On sales of $50,000 or more the offering price is reduced.
(e) Adjustment includes one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $176,343 and $0 to be borne by Columbia Newport Tiger Fund and Columbia International Stock Fund, respectively.
(f)  Reflects estimated shares issued to Target Fund at the time of the merger.

See Accompanying Notes to Financial Statements.

PRO-FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED FEBRUARY 28, 2005 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                                                          COLUMBIA                               COLUMBIA
                                                    COLUMBIA        INTERNATIONAL STOCK                        INTERNATIONAL
                                               NEWPORT TIGER FUND           FUND            PRO FORMA            STOCK FUND
                                                   TARGET FUND         ACQUIRING FUND      ADJUSTMENTS       PRO FORMA COMBINED
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
         Dividends                                 $ 11,327,384       $ 12,401,440                             $ 23,728,824
         Interest                                        41,736            299,829                                  341,565
         Foreign taxes withheld                      (1,291,720)        (1,162,698)                              (2,454,418)
                                                 ---------------    ---------------     --------------       ------------------
            Total Investment Income                  10,077,400         11,538,571                 -             21,615,971
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
         Investment advisory fee                      2,608,916          5,786,521          (386,456)             8,008,981  (c)
         Administration fee                             832,516                  -          (832,516)                     -  (c)
         Distribution fee:                                                                                                -
            Class B                                     610,717             81,983                                  692,700  (a)
            Class C                                     200,486              4,547                                  205,033  (a)
            Class D                                           -              5,687                                    5,687  (a)
         Service fee:                                                                                                     -
            Class A                                     423,749             63,654            69,915                557,318  (a)
            Class B                                     203,572             27,327                                  230,899  (a)
            Class C                                      66,863              1,518                                   68,381  (a)
            Class D                                           -              1,890                                    1,890  (a)
         Transfer agent fee                           1,146,244            799,850          (669,164)             1,276,930  (d)
         Pricing and bookkeeping fees                    98,808            166,600          (101,296)               164,112  (b)
         Trustees' fees                                  11,512             13,946            (3,837)                21,621  (b)
         Custody fee                                    571,926            460,819                                1,032,745
         Audit fee                                       45,907             43,063           (52,970)                36,000  (b)
         Registration fee                                42,928            111,204           (59,132)                95,000  (b)
         Merger costs                                         -             17,775                                   17,775
         Non-recurring costs assumed by Investment
         Advisor(See Note 5)                             18,796             32,823                                   51,619
         Other expenses                                 231,209            202,802           (28,794)               405,217  (b)
                                                 ---------------    ---------------     --------------       -------------------
            Total Expenses                            7,114,149          7,822,009        (2,064,250)            12,871,908
         Fees and expenses waived or reimbursed by
         Investment Advisor                            (442,332)          (392,004)          834,336                      -  (a)
         Fees waived by Transfer Agent                        -           (570,363)         (372,474)              (942,837) (e)
         Non-recurring costs assumed by Investment
         Advisor (See Note 5)                           (18,796)           (32,823)                                 (51,619)
         Custody earnings credit                           (252)              (562)                                    (814)
                                                 ---------------    ---------------     --------------       -------------------
            Net Expenses                              6,652,769          6,826,257        (1,602,388)            11,876,638
                                                 ---------------    ---------------     --------------       -------------------
         Net Investment Income                        3,424,631          4,712,314         1,602,388              9,739,333
--------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UUNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY AND FOREIGN CAPITAL GAINS TAX
         Net realized gain (loss) on:
            Investments                              39,176,895         49,006,535                               88,183,430
            Foreign currency transactions              (155,449)        (1,365,713)                              (1,521,162)
            Foreign capital gains tax                (2,044,780)        (1,171,040)                              (3,215,820)
                                                 ---------------    ---------------     --------------       -------------------
                Net realized gain                    36,976,666         46,469,782                 -             83,446,448

         Net change in unrealized appreciation
         (depreciation) on:
            Investments                              22,476,357         23,982,978                               46,459,335
            Foreign currency translations                13,319           (112,160)                                 (98,841)
            Foreign capital gains tax                 3,451,360          1,026,627                                4,477,987
                                                 ---------------    ---------------     --------------       -------------------
                Net change in unrealized
                appreciation (depreciation)          25,941,036         24,897,445                 -             50,838,481
                                                 ---------------    ---------------     --------------       -------------------
         Net Gain                                    62,917,702         71,367,227                 -            134,284,929
                                                 ---------------    ---------------     --------------       -------------------
         Net Increase in Net Assets from
         Operations                                $ 66,342,333       $ 76,079,541       $ 1,602,388          $ 142,421,874
                                                 ---------------    ---------------     --------------       -------------------

(a) Based on the contract in effect for the Columbia International Stock Fund, the surviving fund.

(b) Reflects elimination of duplicate expenses achieved as a result of merging funds.

(c) Reflects current contractual rates for the Acquiring Fund, the surviving fund in the Merger, pursuant to the Assurance of Discontinuous with the NYAG, effective November 1, 2004.

(d) Reflects the impact of changes to the transfer agent fee that is expected to be implemented on the date the merger is consummated.

(e) Based on voluntary fee waiver for the Columbia International Stock Fund, the surviving fund.

                       COLUMBIA INTERNATIONAL STOCK FUND
                       12-MONTH ACTIVITY 02/29/04-02/28/05

                                                                                              12-MONTH
                                                                                            PERIOD ENDED
                                         2/29/2004    8/31/2004    6 MONTH      2/28/2005     02/28/05
                                        ----------   ----------   ----------   ----------   ------------
Dividends                                2,355,016   10,502,144    8,147,128    4,254,312     12,401,440
Interest                                   103,827      225,992      122,165      177,664        299,829
Foreign taxes withheld                    (238,193)  (1,235,663)    (997,470)    (165,228)    (1,162,698)
                                        ----------   ----------   ----------   ----------   ------------
   Total Investment Income               2,220,650    9,492,473    7,271,823    4,266,748     11,538,571

Investment advisory fee                  2,062,548    4,953,878    2,891,330    2,895,191      5,786,521
Distribution fee:
   Class B                                  42,030       83,878       41,848       40,135         81,983
   Class C                                     806        2,845        2,039        2,508          4,547
   Class D                                   2,671        5,532        2,861        2,826          5,687
Service fee:
   Class A                                  30,276       61,658       31,382       32,272         63,654
   Class B                                  14,010       27,959       13,949       13,378         27,327
   Class C                                     266          948          682          836          1,518
   Class D                                     886        1,834          948          942          1,890
Transfer agent fee                         343,043      765,145      422,102      377,748        799,850
Pricing and bookkeeping fees                53,526      136,442       82,916       83,684        166,600
Trustees' fees                               3,436        9,503        6,067        7,879         13,946
Custody fee                                 46,371      321,832      275,461      185,358        460,819
Audit fee                                   12,385       38,483       26,098       16,965         43,063
Registration fee                            30,822       96,078       65,256       57,078        122,334
Merger costs                                     -            -            -       17,775         17,775
Non-recurring costs (See Note 7)                 -       27,108       27,108        5,715         32,823
Other expenses                              27,673      141,382      113,709       77,963        191,672
   Total Operating Expenses              2,670,749    6,674,505    4,003,756    3,818,253      7,822,009
                                        ----------   ----------   ----------   ----------   ------------
Fees waived by Advisor                     (83,945)    (373,733)    (289,788)    (102,216)      (392,004)
Fees waived by Transfer Agent:            (201,794)    (471,541)    (269,747)    (300,616)      (570,363)
Custody earnings credit                       (296)        (833)        (537)         (25)          (562)
Non-recurring cost assumed by Advisor            -      (27,108)     (27,108)      (5,715)       (32,823)
   Net Operating Expenses                2,384,714    5,801,290    3,416,576    3,409,681      6,826,257
                                        ----------   ----------   ----------   ----------   ------------
Interest expense                                 -            -            -            -              -
   Net Expenses                          2,384,714    5,801,290    3,416,576    3,409,681      6,826,257
                                        ----------   ----------   ----------   ----------   ------------
Net Investment Income                     (164,064)   3,691,183    3,855,247      857,067      4,712,314

Net realized gain (loss) on:
   Investments                          16,874,142   31,660,421   14,786,279   34,220,256     49,006,535
   Foreign currency transactions          (127,635)  (1,008,219)    (880,584)    (485,129)    (1,365,713)
   Foreign capital gains tax                     -     (985,510)    (985,510)    (185,530)    (1,171,040)
                                        ----------   ----------   ----------   ----------   ------------
       Net realized gain                16,746,507   29,666,692   12,920,185   33,549,597     46,469,782

                                           SAL                                    SAL         12 month
Net change in unrealized app/dep on:     App/Dep                                App/Dep        change
                                        ----------                            -----------   ------------
   Investments                          87,903,722                            111,886,700     23,982,978
   Foreign currency translations           132,634                                 20,474       (112,160)
   Foreign capital gains tax            (1,026,627)                                     -      1,026,627
                                                                                            ------------
       Net change in unrealized app/dep                                                       24,897,445
                                                                                            ------------
Net Gain                                                                                      71,367,227

                           COLUMBIA NEWPORT TIGER FUND
                       12-MONTH ACTIVITY 02/29/04-02/28/05

                                                                                                             12-MONTH
                                                                                                           PERIOD ENDED
                                          2/29/2004        8/31/2004        6 MONTH         2/28/2005        02/28/05
                                         ----------       ----------       ----------      -----------     ------------
Dividends                                 2,617,118       11,146,006        8,528,888        2,798,496       11,327,384
Interest                                     23,351           39,946           16,595           25,141           41,736
Foreign taxes withheld                     (264,619)      (1,182,588)        (917,969)        (373,751)      (1,291,720)
                                         ----------       ----------       ----------      -----------     ------------
   Total Investment Income                2,375,850       10,003,364        7,627,514        2,449,886       10,077,400

Investment advisory fee                   1,563,054        2,942,853        1,379,799        1,229,117        2,608,916
Administration fee                          479,579          897,618          418,039          414,477          832,516
Distribution fee:
   Class B                                  454,887          797,061          342,174          268,543          610,717
   Class C                                   97,624          197,314           99,690          100,796          200,486
Service fee:
   Class A                                  185,856          388,008          202,152          221,597          423,749
   Class B                                  151,629          265,687          114,058           89,514          203,572
   Class C                                   32,541           65,805           33,264           33,599           66,863
Transfer agent fee                          612,322        1,168,816          556,494          589,750        1,146,244
Pricing and bookkeeping fees                 61,318          110,438           49,120           49,688           98,808
Trustees' fees                               10,889           16,062            5,173            6,339           11,512
Custody fee                                 216,817          535,638          318,821          253,105          571,926
Audit fee                                    18,604           46,884           28,280           17,627           45,907
Registration fee                             51,160           63,094           11,934           30,994           42,928
Non-recurring costs (See Note 7)                  -           15,871           15,871            2,925           18,796
Other expenses                               93,459          234,868          141,409           89,800          231,209
                                         ----------       ----------       ----------      -----------     ------------
   Total Operating Expenses               4,029,739        7,746,017        3,716,278        3,397,871        7,114,149
                                         ----------       ----------       ----------      -----------     ------------
Fees waived by Advisor                     (130,393)        (451,052)        (320,659)        (121,673)        (442,332)
Custody earnings credit                         (44)             (81)             (37)            (215)            (252)
Non-recurring cost assumed byAdvisor              -          (15,871)         (15,871)          (2,925)         (18,796)
   Net Operating Expenses                 3,899,302        7,279,013        3,379,711        3,273,058        6,652,769
                                         ----------       ----------       ----------      -----------     ------------
Interest expense                                260              254               (6)               -               (6)
                                         ----------       ----------       ----------      -----------     ------------
   Net Expenses                           3,899,562        7,279,267        3,379,705        3,273,058        6,652,763
                                         ----------       ----------       ----------      -----------     ------------
Net Investment Income                    (1,523,712)       2,724,097        4,247,809         (823,172)       3,424,637

Net realized gain (loss) on:
   Investments                           35,263,345       53,988,729       18,725,384       20,451,511       39,176,895
   Foreign currency transactions           (136,421)        (357,485)        (221,064)          65,615         (155,449)
   Foreign capital gains tax                      -       (1,175,173)      (1,175,173)        (869,607)      (2,044,780)
                                         ----------       ----------       ----------      -----------     ------------
       Net realized gain                 35,126,924       52,456,071       17,329,147       19,647,519       36,976,666

                                            SAL                                                SAL            12 month
                                          App/Dep                                            App/Dep           change
                                         ----------                                        -----------       ----------
Net change in unrealized app/dep on:
   Investments                           89,410,343                                        111,886,700       22,476,357
   Foreign currency translations              7,155                                             20,474           13,319
   Foreign capital gains tax             (3,451,360)                                                 -        3,451,360
                                                                                                             ----------
       Net change in unrealized app/dep                                                                      25,941,036
                                                                                                             ----------
Net Gain                                                                                                     62,917,702

                    COLUMBIA INTERNATIONAL STOCK FUND, INC.
                                       AND
                           COLUMBIA NEWPORT TIGER FUND

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 2005
                                   (UNAUDITED)

NOTE 1. ORGANIZATION

Columbia International Stock Fund Inc. (the "Acquiring Fund") is an Oregen business Corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Acquiring Fund seeks long-term capital appreciation by investing under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks issued by companies from at least three different countries outside the United States.

FUND SHARES

The Acquiring Fund may issue one billion shares. The Acquiring Fund offers five classes of shares: Class A, Class B, Class C, Class D and Class Z shares. Each share class has its own expense structure.

NOTE 2. BASIS OF COMBINATION

The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of Columbia Newport Tiger Fund ("Target Fund"), a series of Columbia Funds Trust VII, by the Acquiring Fund as if such merger had occurred on March 1, 2004.

Columbia Management Advisors, Inc. "CMA" expects that all of the securities held by the Target Fund will comply with the investment goal and strategies of the combined fund.

Under the terms of the merger, the combination of the Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Target Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Investment Portfolios and Statements of Assets and Liabilities of the Target Fund and Acquiring Fund have been combined to reflect balances as of February 28, 2005. The Statements of Operations of the Target Fund and Acquiring Fund have been combined to reflect twelve months ended February 28, 2005.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combination periods will not be re-stated.

The accompanying pro-forma combined financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included within their respective annual shareholder reports as of August 31, 2004.

The following notes refer to the accompanying pro-forma combined financial statements as if the merger referenced above of the Target Fund by the Acquiring Fund had occurred on March 1, 2004.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

Both the Acquiring Fund and the Target Fund have substantially the same accounting policies, which are detailed in the annual shareholder reports referenced above in Note 2.

FEDERAL INCOME TAX STATUS

Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

NOTE 4. CAPITAL SHARES

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Target Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Target Fund divided by the net asset value per share of the Acquiring Fund as of February 28, 2005. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at February 28, 2005.

                      Shares of       Additional Shares      Total Shares
                   Acquiring Fund      Assumed Issued        Outstanding
Class of Shares    Pre-Combination       with Merger       Post Combination
---------------    ---------------    -----------------    ----------------
Class A               1,806,672          14,727,477           16,534,149
Class B                 754,575           4,428,529            5,183,104
Class C                  41,285           1,901,555            1,942,840
Class D                  49,607                   -               49,607
Class Z              41,443,170           1,833,964           43,277,134

NOTE 5. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004. Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. "At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined." As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds. A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs are expected to file a consolidated amended complaint in June 2005. The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund. In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

                        COLUMBIA COMMON STOCK FUND, INC.
                           COLUMBIA GROWTH FUND, INC.
                     COLUMBIA INTERNATIONAL STOCK FUND, INC.
                       COLUMBIA MID CAP GROWTH FUND, INC.
                      COLUMBIA SMALL CAP GROWTH FUND, INC.
                     COLUMBIA REAL ESTATE EQUITY FUND, INC.
                         COLUMBIA TECHNOLOGY FUND, INC.
                     COLUMBIA STRATEGIC INVESTOR FUND, INC.
                          COLUMBIA BALANCED FUND, INC.
                       COLUMBIA SHORT TERM BOND FUND, INC.
                   COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                   COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                    COLUMBIA OREGON MUNICIPAL BOND FUND, INC.
                         COLUMBIA HIGH YIELD FUND, INC.
                          COLUMBIA DAILY INCOME COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                 Columbia Funds
                             1300 S.W. Sixth Avenue
                                 P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

      This Statement of Additional Information contains information relating to 15 mutual funds: Columbia Common Stock Fund, Inc. (the "Common Stock Fund" or "CCSF"), Columbia Growth Fund, Inc. (the "Growth Fund" or "CGF"), Columbia International Stock Fund, Inc. (the "International Stock Fund" or "CISF"), Columbia Mid Cap Growth Fund, Inc. formerly Columbia Special Fund, Inc. (the "Mid Cap Growth Fund" or "CMCG"), Columbia Small Cap Growth Fund, Inc. formerly Columbia Small Cap Fund, Inc. (the "Small Cap Growth Fund" or "CSCG"), Columbia Real Estate Equity Fund, Inc. (the "Real Estate Fund" or "CREF"), Columbia Technology Fund, Inc. (the "Technology Fund" or "CTF"), Columbia Strategic Investor Fund, Inc. formerly Columbia Strategic Value Fund, Inc. (the "Strategic Investor Fund" or "CSIF"), Columbia Balanced Fund, Inc. (the "Balanced Fund" or "CBF"), Columbia Short Term Bond Fund, Inc. (the "Short Term Bond Fund" or "CSTB"), Columbia Fixed Income Securities Fund, Inc. (the "Fixed Income Securities Fund" or "CFIS"), Columbia National Municipal Bond Fund, Inc. (the "National Municipal Bond Fund" or "CNMF"), Columbia Oregon Municipal Bond Fund, Inc. (the "Oregon Municipal Bond Fund" or "CMBF"), Columbia High Yield Fund, Inc. (the "High Yield Fund" or "CHYF"), and Columbia Daily Income Company (the "Columbia Daily Income Company" or "CDIC") (each a "Fund" and together the "Funds").

      Each Fund offers its shares through one or more prospectuses (each a "Prospectus"). This Statement of Additional Information is not a Prospectus and should be read in conjunction with the applicable Prospectus. Copies of the Prospectus are available without charge upon request by calling 1-800-426-3750.

      The Funds' most recent Annual and Semi-Annual Reports to shareholders are separate documents supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent accountants appearing in the Annual Reports, and the financial statements and accompanying notes appearing in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

DESCRIPTION OF THE FUNDS................................................................    12
INVESTMENT RESTRICTIONS.................................................................    28
MANAGEMENT..............................................................................    46
DISCLOSURE OF PORTFOLIO INFORMATION.....................................................    98
INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES...........................   100
PORTFOLIO TRANSACTIONS..................................................................   111
CAPITAL STOCK AND OTHER SECURITIES......................................................   117
DISTRIBUTION AND SERVICING..............................................................   118
PURCHASE, REDEMPTION AND PRICING OF SHARES..............................................   123
CUSTODIAN...............................................................................   129
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................................   130
TAXES...................................................................................   130
FINANCIAL STATEMENTS....................................................................   137

                                 January 1, 2005

                            DESCRIPTION OF THE FUNDS

      Each of the Funds is an open-end, management investment company. Each Fund, other than the Oregon Municipal Bond Fund and the Columbia Technology Fund, is diversified, which means that, with respect to 75 percent of its total assets, the Fund will not invest more than 5 percent of its assets in the securities of any single issuer. The investment advisor for each of the Funds is Columbia Management Advisors, Inc. (the "Advisor" or "Columbia Management"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor.

INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS

      The Prospectus describes the fundamental investment objective and the principal investment strategy applicable to each Fund. The investment objective of each Fund, other than the Mid Cap Growth Fund, may not be changed without shareholder approval. The Mid Cap Growth Fund's Board of Directors may change its investment objective, without shareholder approval, upon 30 days written notice to all shareholders. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, see the chart on pages 14 and 15 of this Statement of Additional Information.

Securities Rating Agencies

      Rating agencies are private services that provide ratings of the credit quality of fixed income securities. The following is a description of the fixed income securities ratings used by Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's, a division of the McGraw-Hill Companies ("S&P"). Subsequent to its purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of the security from the Fund's portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. Ratings assigned by a particular rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates.

BOND RATINGS. MOODY'S -- The following is a description of Moody's bond ratings:

   Aaa - Best quality; smallest degree of investment risk.

   Aa - High quality by all standards.

   Aa and Aaa are known as high-grade bonds.

   A - Many favorable investment attributes; considered upper medium-grade obligations.

   Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

   Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

   B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

   S&P -- The following is a description of S&P's bond ratings:

   AAA - Highest rating; extremely strong capacity to pay principal and interest.

   AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

   A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

   Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

   BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

   B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

   CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

      Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      A Fund may purchase unrated securities (which are not rated by a rating agency) if the Advisor determines that a security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Advisor may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of lower rated securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in unrated securities, the Fund's success in achieving its investment objective is determined more heavily by the Advisor's creditworthiness analysis than if the Fund invested exclusively in rated securities.

Non-Investment Grade Securities ("Junk Bonds")

      Investments in securities rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P), which are eligible for purchase by certain of the Funds and, in particular, by the Columbia High Yield Fund, are described as "speculative" by both Moody's and S&P. Investments in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of debt securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery.

      The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. Since secondary markets for high yield securities are generally less liquid than the market for higher grade securities, it may be more difficult to value these securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

      The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality.

Bank Obligations

      Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

      Bank obligations include foreign bank obligations including Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar certificates of deposits and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Foreign bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk and interest rate risk. Additionally, foreign bank obligations are subject to many of the same risks as investments in foreign securities (see "Foreign Equity Securities" below). Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments of the foreign bank's country, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

      A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively.

      Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

      Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Government Securities

      Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

      TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

      OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include the Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

      Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Mortgage-backed securities are sold to investors by various governmental, government-related and private organizations as further described below. A Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

      Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the duration of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund's shares.

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

      FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. These issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of its issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There is no assurance that the private insurers or guarantors will meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")

      CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities, guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

      In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all pay interest currently. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities

      The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

      The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

      These other asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities

      Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90- or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Transactions

      Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. If made, loans of portfolio securities by a Fund will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

      It is the view of the Staff of the Securities and Exchange Commission ("SEC") that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Board of Directors must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies. Excluding items (1) and
(2), these practices may be amended from time to time as regulatory provisions permit.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Options and Financial Futures Transactions

      Certain Funds may invest up to 5 percent of their net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A Fund may enter into closing transactions, exercise its options, or permit the options to expire.

      A Fund may also write call options, but only if such options are covered. A call option is covered if written on a security a Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount must be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund that is permitted to engage in option transactions may write such options on up to 25 percent of its net assets.

      Financial futures contracts, including interest rate futures transactions, are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The investment restrictions for the Funds permitted to engage in financial futures transactions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. None of the Funds, however, intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. A Fund may engage in futures transactions only on commodities exchanges or boards of trade.

      A Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation. A Fund may engage in these transactions only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. It is expected, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

      Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account cash, certain U.S. Government securities, or any other portfolio assets as permitted by the SEC's rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

      The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the Advisor; and (e) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code").

Swap Agreements ("Swaps," "Caps," "Collars" and "Floors")

      The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

      Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Foreign Equity Securities

      Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

      Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.

      Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

      There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

      The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

      ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund's exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Funds' ability to invest in emerging market securities.

      Additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Foreign Fixed Income Securities

      Foreign fixed income securities include debt securities of foreign corporate issuers, certain foreign bank obligations (see "Bank Obligations"), obligations of foreign governments or their subdivisions, agencies and instrumentalities, and obligations of supranational entities such as the World Bank, the European Investment Bank, and the Asian Development Bank. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

      The risk of investing in foreign fixed income securities are the same as the risks of investing in foreign equity securities. Additionally, investment in sovereign debt (debt issued by governments and their agencies and instrumentality) can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be available or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to the extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Currency Contracts

      The value of a Fund invested in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as "hedging"), a Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or sale of currency, if any, at the market price. A Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act of 1940, as amended (the "1940 Act") or the SEC, a Fund may "cover" its commitment under forward contracts by segregating cash or liquid securities with a Fund's custodian in an amount not less than the current value of the Fund's total assets committed to the consummation of the contracts. Under normal market conditions, no more than 25 percent of the International Stock Fund's assets may be committed to the consummation of currency exchange contracts.

      A Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. A Fund will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

      Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of a Fund's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by a Fund will be successful.

Real Estate Investment Trusts ("REITs")

      REITs are pooled investment vehicles that invest primarily in real estate--such as shopping centers, malls, multi-family housing, or commercial property, or real-estate related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Repurchase Agreements

      A Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Advisor. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Borrowing

      A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of a Fund's total assets are subject to continuous asset coverage. If the 300 percent asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage. Notwithstanding the above, certain of the Funds may not borrow in excess of 5 percent of their assets at any time. A Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Directors, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

      Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions, except as described in the following paragraph); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

      Notwithstanding the restrictions applicable to investments in illiquid securities described in the relevant chart below, the Funds may purchase without limit certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus exempt from that Fund's liquidity restrictions.

      Under the supervision of the Board of Directors of the Funds, the Advisor determines the liquidity of the Funds' portfolio securities, including Rule 144A securities, and, through reports from the Advisor, the Board of Directors monitors trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Convertible Securities and Warrants

      Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by a Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the convertible security if available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

      Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that a Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

      To the extent the High Yield Fund or the Fixed Income Securities Fund acquires common stock through exercise of conversion rights or warrants or acceptance of exchange or similar offers, the common stock will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgment as to the best obtainable price.

Investments in Small and Unseasoned Companies

      Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Dollar Roll Transactions

      "Dollar roll" transactions consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

      A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300 percent for all outstanding firm commitments, dollar rolls and other borrowings.

      Dollar rolls may be treated for purposes of the 1940 Act as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments received by the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decease the cost of the Fund's borrowing.

When-Issued Securities

      When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when securities are purchased or sold on a when-issued or delayed delivery basis.

Zero-Coupon and Pay-in-Kind Securities

      A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Temporary Investments

      When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The International Stock Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.

Non-Diversified

      The Oregon Municipal Bond Fund and the Technology Fund are "non-diversified," which means that they may invest a greater percentage of their assets in the securities of a single issuer than the other Funds. Non-diversified funds are more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Oregon Municipal Bond Fund may be more sensitive to adverse economic, business or political developments in the State of Oregon and also if it invests a substantial portion of its assets in the bonds of similar projects.

                                 Chart of Securities and Investment Practices

                                              CCSF       CGF        CISF        CMCG       CSCG       CREF       CTF       CSIF
                                             -------   --------   ---------   --------   --------   -------   ---------  ---------
Investment Grade Securities (Baa or higher
by Moody's, BBB or higher by S&P or
believed by the Advisor to be equivalent),
other than U.S. Government obligations and
municipal securities                         *         *          *           *          *          *         *          *
Non-Investment Grade Securities              NA        NA         NA          NA         NA         NA        NA         NA
Domestic Bank Obligations                    *         *          *           *          *          *         *          *
U.S. Government Securities                   *         *          *           *          *          *         *          *
Mortgage-Backed Securities                   NA        NA         NA          NA         NA         NA        NA         NA
CMOs                                         NA        NA         NA          NA         NA         NA        NA         NA
Asset-Backed Securities                      NA        NA         NA          NA         NA         NA        NA         NA
Floating or Variable Rate                    NA        NA         NA          NA         NA         NA        NA         NA
Loan Transactions                            X         X          X           X          O          O         O          O
Options & Financial Futures                  O         O          O           O          O          O         O          O
Foreign Equities(1)
   Developed Markets                         33.3%, O  25%, O     +           33.3%, O   25%, O     20%, O    33%, O     25%,+
   Emerging Markets(2)                       X         X          +           X          X          X         X          +
ADRs, GDRs and NASDAQ-listed                 33.3%, O  25%, O     +           33.3%, O   25%, O     X         33%, O     25%, O
   foreign securities(1)
Currency Contracts
   Hedging                                   O         O          25%,+       O          O          O         O          O
   Speculation                               X         X          X           X          X          X         X          X
   Spot Basis                                O         O          +           O          O          O         O          O
Repurchase Agreements                        *         *          *           *          *          *         *          *
Illiquid (exclude 144A securities from
definition of illiquid with board            15%, O    15%, O     15%, O      15%, O     15%, O     15%, O    15%, O     15%, O
supervision)
Convertible Securities/Warrants              O         O          O           +          +          +         +          +
Unseasoned/less than three years operating
history                                      5%(3), O  5%(3), O   5%(3), O    10%(3),+   10%(3),+   5%(3),+   10%(3), O  10%(3), O
Small Companies                              O         O          O           +          +          +         +          +
Dollar Roll Transactions                     NA        NA         NA          NA         NA         NA        NA         NA
Swap Agreements                              NA        NA         NA          NA         NA         NA        NA         NA
When-Issued Securities                       O         O          O           O          O          O         O          O
Foreign Fixed Income Securities              NA        NA         O           NA         NA         NA        NA         NA
(including Foreign Bank

                                              CCSF       CGF       CISF         CMCG       CSCG       CREF      CTF        CSIF
                                             -------   --------   -------     --------   --------   -------   --------   --------
Obligations)
Zero Coupon/Pay in Kind                      NA        NA         NA          NA         NA         NA        NA         NA
Real Estate (excluding REITs)                X         X          X           X          X          X         X          X
REITs                                        +         +          O           +          +          +         O          +
Borrowing                                    5%, *     5%, *      33.3%,*,*   5%,*       5%, *      5%,*      33.3%,**   33.3%,*


+     Permitted - Part of principal investment strategy

X     Not permitted either as a non-fundamental or fundamental policy

O     Permitted - Not a principal investment strategy

*     Temporary Investment or cash management purposes

% Percentage of net assets (unless "total assets" specified) that Fund may invest

NA    Not part of investment strategy

(1)Any limitation on foreign investments includes investments in both foreign securities purchased in foreign markets and ADRs, GDRs and NASDAQ-listed foreign securities.

(2)ADRs, GDRs and NASDAQ-listed securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

(3)Percentage is based on total assets.

                                                 CSTB       CFIS       CMBF      CNMF       CHYF       CBF       CDIC
                                               --------   --------   -------   --------   --------   --------   ------
Investment Grade Securities (Baa or            +          +          O         O          O          +          NA
higher by Moody's, BBB or higher by
S&P or believed by the Advisor to be
equivalent), other than U.S.
Government obligations and municipal
securities
Non-Investment Grade Securities                10%, O     20%, O     NA        NA         +          10%, O     NA
Domestic Bank Obligations                      *          *          *         *          *          *          +
Commercial Paper                               *          *          *         *          *          *          +
U.S. Government Securities                     +          +          *         *          *          +          +
Mortgage-Backed Securities                     +          +          NA        NA         O          +          NA
CMOs                                           +          +          NA        NA         O          +          NA
Asset-Backed Securities                        +          +          NA        NA         O          +          O
Floating or Variable Rate                      +          +          O         O          O          +          O
Loan Transactions                              O          O          O         X          O          X          X
Options & Financial Futures                    O          X          +         +          O          O          X
Foreign Equities(1)
   Developed Markets                           NA         NA         NA        NA         NA         33.3%,     NA
                                                                                          O
   Emerging Markets(2)                         NA         NA         NA        NA         NA         X          NA
ADRs, GDRs and NASDAQ-listed                   NA         NA         NA        NA         NA         33.3%,     NA
                                                                                          O
   foreign securities(1)
Currency Contracts
   Hedging                                     NA         NA         NA        NA         NA         O          NA
   Speculation                                 NA         NA         NA        NA         NA         X          NA
   Spot Basis                                  NA         NA         NA        NA         NA         O          NA
Repurchase Agreements                          *          *          *         *          *          *          *
Illiquid (excludes 144A securities from        15%, O     15%, O     15%, O    15%, O     15%, O     15%, O     10%, O
definition of illiquid with board
supervision)
Convertible Securities/Warrants                O          O          NA        NA         O          O          NA
Unseasoned/less than three years               5%(3), O   5%(3), O   NA        NA         5%(3), O   5%(3), O   NA
   operating history
Small Companies                                NA         NA         NA        NA         +          O          NA
Dollar Roll Transactions                       O          O          NA        NA         O          O          NA
Swap Agreements                                O          O          O         O          O          O          NA
When-Issued Securities                         O          O          O         O          O          O          O
Foreign Fixed Income Securities                20%, O     20%, O     NA        NA         10%, O     20%, O     NA
(including Foreign Bank Obligations)
Zero Coupon/Pay in Kind                        O          O          +         +          O          O          NA
Real Estate (excluding REITs)                  X          X          X         X          X          X          X

                                                 CSTB       CFIS       CMBF      CNMF       CHYF       CBF       CDIC
                                               --------   --------   -------   --------   --------   --------   ------

REITs                                          O          O          NA        NA         O          O          NA
Borrowing                                      33.3%, *   5%,*       33.3%,*   33.3%, *   5%, *      5%, *      33.3%, *
Municipal Bonds                                O          O          +         +          NA         O          NA

+     Permitted - Part of principal investment strategy

X     Not permitted either as a non-fundamental or fundamental policy

O     Permitted - Not a principal investment strategy

*     Temporary Investment or cash management purposes

% Percentage of net assets (unless "total assets" specified) that Fund may invest

NA    Not part of investment strategy

(1)Any limitation on foreign investments includes investments in both foreign securities purchased in the foreign markets, together with the purchase of ADRs, GDRs and NASDAQ-listed foreign securities.

(2)ADRs, GDRs, and NASDAQ-listed foreign securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

(3)Percentage is based on total assets.

                             INVESTMENT RESTRICTIONS

      The Prospectus sets forth the investment goals and principal investment strategies applicable to each Fund. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. Except as stated otherwise below, a Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of a Fund of
(i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

COLUMBIA COMMON STOCK FUND, INC.

The Common Stock Fund may not:

            1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 13.

            2. Concentrate investments in any industry. However, the Fund may
      (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

            3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

            4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

            5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Fund.

            6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

            7. Issue senior securities, bonds, or debentures.

            8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

            9. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

            10. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

            11. Invest in companies for the purpose of exercising control or management.

            12. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

            13. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

            14. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA GROWTH FUND, INC.

The Growth Fund may not:

            1. Buy or sell commodities or commodity contracts.

            2. Concentrate more than 25 percent of its investments in any one industry.

            3. Buy or sell real estate. (However, the Fund may buy readily marketable securities such as real estate investment trusts.)

            4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

            5. Purchase securities of any issuer when those officers and directors of the Fund who individually own 1/2 of 1 percent of the securities of that issuer together own 5 percent or more.

            6. Issue senior securities, bonds, or debentures.

            7. Underwrite securities issued by others except as it may be deemed to be an underwriter of restricted securities.

            8. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks for extraordinary or emergency purposes.

            9. Invest more than 5 percent of its total assets at cost in the securities of companies which (with predecessor companies) have a record of less than three years continuous operation and equity securities which are not readily marketable.

            10. Invest in companies for purposes of control or management.

            11. Buy securities on margin or make short sales.

            12. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA INTERNATIONAL STOCK FUND, INC.

The International Stock Fund may not:

            1. Buy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions in paragraph 13, and may enter into foreign currency transactions.

            2. Concentrate investments in any industry. However, the Fund may
      (a) invest up to 25 percent of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

            3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

            4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

            5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held by the Fund.

            6. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

            7. Issue senior securities, bonds, or debentures.

            8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

            9. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300 percent. The Fund will not make any additional investments while borrowings exceed 5 percent of the Fund's total assets.

            10. Invest its funds in the securities of any company if the purchase would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

            11. Invest in companies for the purpose of exercising control or management.

            12. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

            13. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.

            14. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA MID CAP GROWTH FUND, INC.

The Mid Cap Growth Fund may not:

            1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 13.

            2. Concentrate investments in any industry. However, the Fund may
      (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

            3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

            4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

            5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

            6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

            7. Issue senior securities, bonds, or debentures.

            8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

            9. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

            10. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

            11. Invest in companies for the purpose of exercising control or management.

            12. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

            13. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

            14. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

            2. Invest less than 80% of its assets in the stocks of mid-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Mid Cap Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.

COLUMBIA SMALL CAP GROWTH FUND, INC.

The Small Cap Growth Fund may not:

            1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 13.

            2. Concentrate investments in any industry. However, the Fund may
      (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

            3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

            4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

            5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

            6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

            7. Issue senior securities, bonds, or debentures.

            8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

            9. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

            10. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

            11. Invest in companies for the purpose of exercising control or management.

            12. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to securities held by the Fund. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

            13. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange. The Fund may write call options that are covered in accordance with rules established by the SEC.

            14. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

            2. Invest less than 80% of its assets in the stocks of small-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's investment Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.

COLUMBIA REAL ESTATE EQUITY FUND, INC.

The Real Estate Fund may not:

            1. Buy or sell commodities or commodity futures contracts.

            2. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

            3. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

            4. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

            5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

            6. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Advisor who individually own more than 1/2 of 1 percent of the outstanding securities of that issuer together own more than 5 percent of such securities.

            7. Issue senior securities, bonds, or debentures.

            8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

            9. Borrow money except as a temporary measure for extraordinary or emergency purposes. The Fund's borrowings may not exceed 5 percent of its gross assets valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets if the market value of such assets exceeds 10 percent of the gross assets, valued at cost, of the Fund.

            10. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

            11. Invest in companies to exercise control or management.

            12. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

            13. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

            14. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

            15. Concentrate investments in any one industry, except that the Fund will invest at least 65 percent of the value of its total assets in securities of companies principally engaged in the real estate industry.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA TECHNOLOGY FUND, INC.

The Technology Fund may not:

            1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

            2. Concentrate investments in any industry. However, the Fund may
      (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

            3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

            4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

            5. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

            6. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

            7. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

            8. Invest in companies for the purpose of exercising control or management.

            9. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

            10. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA STRATEGIC INVESTOR FUND, INC.

The Strategic Investor Fund may not:

            1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

            2. Concentrate investments in any industry. However, the Fund may
      (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

            3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

            4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

            5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

            6. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

            7. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

            8. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

            9. Invest in companies for the purpose of exercising control or management.

            10. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

            11. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA BALANCED FUND, INC.

The Balanced Fund may not:

            1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 13.

            2. Concentrate investments in any industry. However, the Fund may
      (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

            3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

            4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

            5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Fund.

            6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

            7. Issue senior securities, bonds, or debentures.

            8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

            9. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

            10. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

            11. Invest in companies for the purpose of exercising control or management.

            12. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

            13. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

            14. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA SHORT TERM BOND FUND, INC.

The Short Term Bond Fund may not:

            1. Issue senior securities, bonds, or debentures.

            2. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

            3. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

            4. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (C/D's) and bankers' acceptances with maturities not greater than one year. C/D's and bankers' acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Advisor determines that such action is desirable for investment reasons. The directors will periodically review these decisions of the Advisor.

            5. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

            6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

            7. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pool of real estate mortgage loans.

            8. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

            9. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

            10. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

            11. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

            12. Invest in companies to exercise control or management.

            13. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its advisor if, or so long as, the officers and directors of the Fund and of its advisor together own beneficially more than 5 percent of any class of securities of the issuer.

            14. Engage in short sale of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA FIXED INCOME SECURITIES FUND, INC.

The Fixed Income Securities Fund may not:

            1. Buy or sell commodities or commodity futures contracts.

            2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (CDs) and bankers' acceptances with maturities not greater than one year. CDs and bankers' acceptances will be limited to domestic banks which have total assets in excess of one billion dollars and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Advisor determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Advisor.

            3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

            4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

            5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

            6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

            7. Purchase or retain securities issued by an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its advisor if, or so long as, the officers and directors of the Fund and of its advisor together own beneficially more than 5 percent of any class of securities of the issuer.

            8. Issue senior securities, bonds, or debentures.

            9. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

            10. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the value of the gross assets of the Fund taken at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets taken at market to an extent greater than 10 percent of the value of the gross assets taken at cost of the Fund.

            11. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

            12. Invest in companies to exercise control or management.

            13. Buy any securities or other property on margin, or purchase or sell puts or calls, or combinations thereof.

            14. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.

The National Municipal Bond Fund may not:

            1. Buy or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

            2. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

            3. Purchase more than 10 percent of the voting securities of any issuer.

            4. Buy or sell commodities or commodity future contracts.

            5. Issue senior securities, bonds, or debentures.

            6. Sell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions.

            7. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Fund.

            8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933.

            9. Borrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage, or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Fund. For amounts borrowed, the Fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets.

            10. Invest more than 25 percent of its assets in a single industry.

COLUMBIA OREGON MUNICIPAL BOND FUND, INC.

The Oregon Municipal Bond Fund may not:

            1. Buy or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

            2. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

            3. Purchase more than 10 percent of the voting securities of any issuer.

            4. Buy or sell commodities or commodity future contracts.

            5. Issue senior securities, bonds, or debentures.

            6. Sell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions.

            7. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Fund.

            8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933.

            9. Borrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage, or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Fund. For amounts borrowed, the Fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets.

            10. Invest more than 25 percent of its assets in a single industry.

COLUMBIA HIGH YIELD FUND, INC.

The High Yield Fund may not:

            1. Buy or sell commodities or commodity futures contracts.

            2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80 percent of the value of its total assets in CDs and bankers' acceptances with maturities not greater than one year. CDs and bankers' acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Advisor determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Advisor.

            3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

            4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

            5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

            6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

            7. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Advisor who individually own more than 1/2 of 1 percent of the outstanding securities of that issuer together own more than 5 percent of such securities.

            8. Issue senior securities, bonds, or debentures.

            9. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

            10. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

            11. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

            12. Invest in companies to exercise control or management.

            13. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

            14. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

            15. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA DAILY INCOME COMPANY

The Columbia Daily Income Company may not:

            1. Borrow money to improve portfolio yield except as a temporary measure to avoid disruptive redemptions, and not for investment purposes. Borrowings will not exceed 33 1/3 percent of total assets and will be repaid from the proceeds of sales of the Fund's shares or as maturities allow.

            2. Underwrite securities issued by others except as it may be deemed to be an underwriter in a sale of restricted securities.

            3. Invest more than 5 percent of its assets (exclusive of obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof) in the securities of any one issuer. The Fund may invest up to 100 percent of its total assets in obligations of U.S. banks which are members of the Federal Reserve System. However, the Fund will not invest more than 25 percent of its assets in any other single industry.

            4. Buy or sell real estate.

            5. Buy or sell commodities or commodity contracts.

            6. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

            7. Purchase common stocks, preferred stocks, warrants, or other equity securities.

            8. Purchase securities on margin.

            9. Sell securities short.

            10. Write or purchase put or call options.

            11. Invest in the securities of other investment companies, except those acquired as part of a merger, consolidation, or acquisition of assets.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

Investment Restrictions Under Rule 2a-7

      Rule 2a-7 under the 1940 Act requires that all portfolio securities of the Columbia Daily Income Company have at the time of purchase a maximum remaining maturity (as defined in the rule) of 13 months and that the Fund maintain a dollar-weighted average portfolio maturity of not more than 90 days. Rule 2a-7 further requires that investments by a money market fund must present minimal credit risk and, if rated, must be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer or, if only one rating agency has assigned a rating, by that agency. Purchases of securities which are unrated or rated by only one rating agency must be approved or ratified by the Board of Directors of the Fund. Securities that are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest category by at least two major rating agencies are designated "First Tier Securities." Securities rated in the top two categories by at least two major rating agencies, but which are not rated in the highest category by two or more major rating agencies, are designated "Second Tier Securities." Securities which are unrated may be purchased only if they are deemed to be of comparable quality to rated securities. Under Rule 2a-7, a fund may not invest more than the greater of 1 percent of its total assets or one million dollars, measured at the time of investment, in the securities of a single issuer that were Second Tier Securities when acquired by the fund. In addition, a money market fund may not under Rule 2a-7 invest more than 5 percent of its total assets in securities that were Second Tier Securities when acquired.

      The Fund may not invest more than 5 percent of its total assets in the securities of any one issuer, except this limitation does not apply to U.S. Government securities and repurchase agreements thereon. The Fund may, however, invest more than 5 percent of its total assets in the First Tier Securities of a single issuer for up to three business days, although the Fund may not make more than one such investment at any one time.

                                   MANAGEMENT

      Each Fund is managed under the supervision of its Board of Directors, which has responsibility for overseeing decisions relating to the investment policies and goals of the Fund. The Board of Directors of each Fund meets quarterly to review the Fund's investment policies, performance, expenses, and other business matters. The names, addresses and ages of the directors and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each director and other directorships they hold are shown below. There is no family relationship between any of the directors.

      Columbia Management Advisors, Inc. (the "Advisor"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. The Advisor is responsible for the Funds' management, subject to oversight by the Funds' Boards of Directors. The Advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc. ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor, a registered investment advisor, has been an investment advisor since 1969.

      The "Columbia Funds Complex" (or "Fund Complex") consists of the following funds:

      The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 8 closed-end management investment company portfolios (the "Liberty Funds").

      The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust (the "Stein Roe Funds").

      Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").

      Columbia Management Multi-Strategy Hedge Fund, LLC.

      Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust (the "Columbia Funds").

      The series of The Galaxy Funds (the "Galaxy Funds").

      The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

Directors and Officers

DISINTERESTED DIRECTORS:

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                          POSITION(s)   TERM OF OFFICE AND                               FUND COMPLEX
     NAME, ADDRESS            HELD        LENGTH OF TIME      PRINCIPAL OCCUPATION(s)      OVERSEEN       OTHER DIRECTORSHIPS
        AND AGE            WITH FUNDS       SERVED* (1)       DURING PAST FIVE YEARS    BY DIRECTOR (1)     HELD BY DIRECTOR
------------------------  ------------  ------------------  --------------------------  ---------------  ---------------------
Douglas A. Hacker           Director    Since October 2003  Executive Vice President -        118        Orbitz, Inc. (on-line
(Age 48)                                                    Strategy of United                           travel company)
P.O. Box 66100                                              Airlines (airline) since
Chicago, IL 60666                                           December, 2002 (formerly
                                                            President of UAL Loyalty
                                                            Services (airline) from
                                                            September, 2001 to
                                                            December, 2002; Executive
                                                            Vice President and Chief
                                                            Financial Officer of
                                                            United Airlines from
                                                            March, 1999 to September,
                                                            2001; Senior Vice
                                                            President-Finance from
                                                            March, 1993 to July,
                                                            1999).

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                          POSITION(s)   TERM OF OFFICE AND                               FUND COMPLEX
     NAME, ADDRESS            HELD        LENGTH OF TIME      PRINCIPAL OCCUPATION(s)      OVERSEEN       OTHER DIRECTORSHIPS
        AND AGE            WITH FUNDS       SERVED* (1)       DURING PAST FIVE YEARS    BY DIRECTOR (1)     HELD BY DIRECTOR
------------------------  ------------  ------------------  --------------------------  ---------------  ---------------------
Janet Langford Kelly        Director    Since October 2003  Private Investor since            118                 None
(Age 46)                                                    March, 2004 (formerly
9534 W. Gull Lake Drive                                     Chief Administrative
Richland, MI  49083-8530                                    Officer and Senior Vice
                                                            President, Kmart Holding
                                                            Corporation (consumer
                                                            goods), from September,
                                                            2003 to March, 2004;
                                                            Executive Vice
                                                            President-Corporate
                                                            Development and
                                                            Administration, General
                                                            Counsel and Secretary,
                                                            Kellogg Company (food
                                                            manufacturer), from
                                                            September, 1999 to
                                                            August, 2003; Senior Vice
                                                            President, Secretary and
                                                            General Counsel,
                                                            Sara Lee Corporation
                                                            (branded, packaged,
                                                            consumer-products
                                                            manufacturer) from
                                                            January, 1995 to
                                                            September, 1999).

Richard W. Lowry            Director    Since October 2003  Private Investor since            120(3)              None
(Age 68)                                                    August, 1987 (formerly
10701 Charleston Drive                                      Chairman and Chief
Vero Beach, FL 32963                                        Executive Officer, U.S.
                                                            Plywood Corporation
                                                            (building products
                                                            manufacturer)).

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                          POSITION(s)   TERM OF OFFICE AND                               FUND COMPLEX
     NAME, ADDRESS            HELD        LENGTH OF TIME      PRINCIPAL OCCUPATION(s)      OVERSEEN       OTHER DIRECTORSHIPS
        AND AGE            WITH FUNDS       SERVED* (1)       DURING PAST FIVE YEARS    BY DIRECTOR (1)     HELD BY DIRECTOR
------------------------  ------------  ------------------  --------------------------  ---------------  ---------------------
Charles R. Nelson           Director     Served for 1 year  Professor of Economics,           118                 None
(Age 62)                                                    University of Washington,
Department of Economics                                     since January, 1976; Ford
University of Washington                                    and Louisa Van Voorhis
Seattle, WA 98195                                           Professor of Political
                                                            Economy, University of
                                                            Washington, since
                                                            September, 1993 (formerly
                                                            Director, Institute for
                                                            Economic Research,
                                                            University of Washington
                                                            from September, 2001 to
                                                            June, 2003) Adjunct
                                                            Professor of Statistics,
                                                            University of Washington,
                                                            since September, 1980;
                                                            Associate Editor, Journal
                                                            of Money Credit and
                                                            Banking, since September,
                                                            1993; consultant on
                                                            econometric and
                                                            statistical matters.

John J. Neuhauser           Director    Since October 2003  Academic Vice President          121(3,4)    Saucony, Inc.
(Age 61)                                                    and Dean of Faculties                        (athletic footwear)
84 College Road                                             since August, 1999, Boston
Chestnut Hill,                                              College (formerly Dean,
MA 02467-3838                                               Boston College School of
                                                            Management from
                                                            September, 1977 to
                                                            September, 1999).

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                          POSITION(s)   TERM OF OFFICE AND                               FUND COMPLEX
     NAME, ADDRESS            HELD        LENGTH OF TIME      PRINCIPAL OCCUPATION(s)      OVERSEEN       OTHER DIRECTORSHIPS
        AND AGE            WITH FUNDS       SERVED* (1)       DURING PAST FIVE YEARS    BY DIRECTOR (1)     HELD BY DIRECTOR
------------------------  ------------  ------------------  --------------------------  ---------------  ---------------------
Patrick J. Simpson          Director    Served for 3 years  Partner, Perkins Coie             118                 None
(Age 60)                                                    L.L.P. (law firm).
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128

Thomas E. Stitzel           Director    Since October 2003  Business Consultant since         118                 None
(Age 68)                                                    1999 (formerly Professor
2208 Tawny Woods Place                                      of Finance from 1975 to
Boise, ID  83706                                            1999, College of Business,
                                                            Boise State University);
                                                            Chartered Financial
                                                            Analyst.

Thomas C. Theobald          Director    Since October 2003  Partner and Senior                118        Anixter International
(Age 67) (5)                  and                           Advisor, Chicago Growth                      (network support
303 W. Madison            Chairman of                       Partners (private equity                     equipment
Suite 2500                 the Board                        investing) since                             distributor); Ventas,
Chicago, IL 60606                                           September, 2004 (formerly                    Inc. (real estate
                                                            Managing Director, William                   investment trust);
                                                            Blair Capital Partners                       Jones Lang LaSalle
                                                            (private equity investing)                   (real estate
                                                            from September, 1994 to                      management services)
                                                            September, 2004).                            and Ambac Financial
                                                                                                         (financial insurance
                                                                                                         underwriter)

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                          POSITION(s)   TERM OF OFFICE AND                               FUND COMPLEX
     NAME, ADDRESS            HELD        LENGTH OF TIME      PRINCIPAL OCCUPATION(s)      OVERSEEN       OTHER DIRECTORSHIPS
        AND AGE            WITH FUNDS       SERVED* (1)       DURING PAST FIVE YEARS    BY DIRECTOR (1)     HELD BY DIRECTOR
------------------------  ------------  ------------------  --------------------------  ---------------  ---------------------
Anne-Lee Verville         Director      Since October 2003  Retired since 1997                119(4)     Chairman of the Board
(Age 59)                                                    (formerly General Manager,                   of Directors, Enesco
359 Stickney Hill Road                                      Global Education Industry,                   Group, Inc. (designer,
Hopkinton, NH  03229                                        IBM Corporation (computer                    importer and
                                                            and technology) from 1994                    distributor of
                                                            to 1997).                                    giftware and
                                                                                                         collectibles)

Richard L. Woolworth        Director      Served for 12     Retired since December            118        Northwest Natural Gas
(Age 63)                                     years          2003 (formerly Chairman                      Co. (natural gas
100 S.W. Market Street                                      and Chief Executive                          service provider)
#1500                                                       Officer. The Regence Group
Portland, OR 97207                                          (regional health insurer);
                                                            Chairman and Chief
                                                            Executive Officer,
                                                            BlueCross BlueShield of
                                                            Oregon; Certified Public
                                                            Accountant, Arthur Young &
                                                            Company)

INTERESTED DIRECTOR:

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                          POSITION(s)   TERM OF OFFICE AND                               FUND COMPLEX
     NAME, ADDRESS            HELD        LENGTH OF TIME      PRINCIPAL OCCUPATION(s)      OVERSEEN       OTHER DIRECTORSHIPS
        AND AGE            WITH FUNDS       SERVED* (1)       DURING PAST FIVE YEARS    BY DIRECTOR (1)     HELD BY DIRECTOR
------------------------  ------------  ------------------  --------------------------  ---------------  ---------------------
William E. Mayer(2)         Director      Since October     Managing Partner, Park          120(3)       Lee Enterprises
(Age 64)                                      2003          Avenue Equity Partners                       (print media), WR
399 Park Avenue                                             (private equity) since                       Hambrecht + Co.
Suite 3204                                                  February, 1999 (formerly                     (financial service
New York, NY 10022                                          Founding Partner,                            provider); First
                                                            Development Capital LLC                      Health (healthcare);
                                                            from November 1996 to                        Reader's Digest
                                                            February, 1999).                             (publishing);
                                                                                                         OPENFIELD Solutions
                                                                                                         (retail industry
                                                                                                         technology provider)

* Each director serves for an indefinite term until the date the director resigns, retires or is removed in accordance with the Bylaws of each Fund.

(1) As of December 31, 2003, the Columbia Complex consisted of 132 open-end and 15 closed end management investment company portfolios. In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

PRINCIPAL OFFICERS:

                                      TERM OF
                        POSITION    OFFICE AND
    NAME, ADDRESS       (s) HELD     LENGTH OF                          Principal Occupation(s)
       AND AGE         WITH FUNDS   TIME SERVED                          DURING PAST FIVE YEARS
---------------------  -----------  -----------  ---------------------------------------------------------------------
Christopher L. Wilson   President    Since 2004  President of the Columbia Funds, Liberty Funds and Stein Roe Funds
(Age 47)                                         since October, 2004 (formerly President and Chief Executive Officer,
One Financial Center                             CDC IXIS Asset Management Services, Inc. from September, 1998 to
Boston, MA 02111                                 August, 2004).

J. Kevin Connaughton    Treasurer    Since 2000  Treasurer of the Columbia Funds since October, 2003 and of the
(Age 39)                                         Liberty Funds, Stein Roe Funds and All-Star Funds since December,
One Financial Center                             2000; Vice President of the Advisor since April, 2003 (formerly
Boston, MA 02111                                 President of the Columbia Funds, Liberty Funds and Stein Roe Funds
                                                 from February, 2004 to October, 2004; Chief Accounting Officer and
                                                 Controller of the Liberty Funds and of the All-Star Funds from
                                                 February, 1998 to October, 2000); Treasurer of the Galaxy Funds since
                                                 September, 2002; Treasurer, Columbia Management Multi-Strategy Hedge
                                                 Fund, LLC since December, 2002 (formerly Vice President of Colonial
                                                 Management Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene        Senior Vice   Since 2004  Senior Vice President and Chief Compliance Officer of the Columbia
(Age 54)                President                Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since
40 West 57th Street     and Chief                August, 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from
New York, NY 10019     Compliance                January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP
                         Officer                 from November, 1999 to December, 2000; Vice President and Counsel,
                                                 Equitable Life Assurance Society of the United States from April,
                                                 1998 to November, 1999,).

Michael G. Clarke         Chief      Since 2004  Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein
(Age 34)               Accounting                Roe Funds and All-Star Funds since October, 2004 (formerly Controller
One Financial Center     Officer                 of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
Boston, MA 02111                                 Funds from May, 2004 to October, 2004; Assistant Treasurer from June,
                                                 2002 to May, 2004; Vice President, Product Strategy & Development of
                                                 the Liberty Funds and Stein Roe Funds from February, 2001 to June,
                                                 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and
                                                 the All-Star Funds from August, 1999 to February, 2001; Audit
                                                 Manager, Deloitte & Toche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman      Controller   Since 2004  Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
(Age 34)                                         All-Star Funds since October, 2004 (formerly Vice President of CDC
One Financial Center                             IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC
Boston, MA 02111                                 Nvest Funds and Loomis Sayles Funds from February, 2003 to September,
                                                 2004; Assistant Vice President of CDC IXIS Asset Management Services,
                                                 Inc. and Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to
                                                 August, 2000).

R. Scott Henderson      Secretary    Since 2004  Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds
(Age 45)                                         since December, 2004 (formerly Of Counsel, Bingham McCutchen from
One Financial Center                             April, 2001 to September, 2004; Executive Director and General
Boston, MA 02111                                 Counsel, Massachusetts Pension Reserves Investment Management Board
                                                 from September, 1997 to March, 2001).

Board of Directors

      The directors of the Funds are responsible for overseeing decisions relating to the investment policies and goals of the Funds. The Funds hire other parties that are responsible for the day-to-day operations of the Funds, such as the Advisor, transfer agent and custodian. The directors meet quarterly to review the Funds' investment policies, performance, expenses, and other business matters. The directors have created several committees to perform specific functions for the Funds.

AUDIT COMMITTEE

      Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Directors of the Funds. Prior to October 7, 2003, Messrs. Woolworth, Simpson, Nelson and Mr. James C. George were members of the Audit Committee of the Board of Directors of the Funds. Mr. George resigned from the Board of Directors of the Funds on October 7, 2003. Messrs. Simpson and Nelson have assumed other committee responsibilities. The Audit Committee's functions include making recommendations to the Directors regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the

Funds and certain service providers. For the fiscal year ended August 31, 2004, the Audit Committee convened eleven times.

GOVERNANCE COMMITTEE

      Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Directors of the Funds. Prior to October 7, 2003, the Funds did not have a Governance Committee. The Governance Committee's functions include recommending to the directors nominees for independent directors positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the directors' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the directors who are not affiliated with the Funds' investment advisor. The Governance Committee will consider candidates for directors recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended August 31, 2004, the Governance Committee convened four times.

COMPLIANCE COMMITTEE

      Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Directors of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Funds' investment adviser, principal underwriter and transfer agent. For the fiscal year ended August 31, 2004, the Compliance Committee convened five times.

ADVISORY FEES & EXPENSES COMMITTEE

      Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Directors of the Funds. Prior to October 7, 2003, the Funds did not have an Advisory Fees and Expenses Committee. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested directors and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended August 31, 2004, the Advisory Fees & Expenses Committee convened five times.

INVESTMENT OVERSIGHT COMMITTEES

      Beginning in 2004, each director of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and give particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of Funds which they review:

      IOC#1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised), Municipal and Bank Loan.

      IOC#2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.

      IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

      IOC#4: Messrs. Nelson, Simpson and Woolworth will be responsible for reviewing Funds in the following asset categories:
                Large/MultiCap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

      For the fiscal year ended August 31, 2004, each IOC convened three times.

      The following table sets forth the dollar range of shares owned by each director as of December 31, 2003 of (i) each individual Fund and (ii) all of the funds in the same family of investment companies as the Funds:

DISINTERESTED DIRECTORS:

                                 DOUGLAS A.      JANET LANGFORD    RICHARD W.
         NAME OF FUND              HACKER            KELLY           LOWRY
----------------------------   -------------    ----------------   ----------
Common Stock Fund              None             None                None
Balanced Fund                  None             None                None
Growth Fund                    None             None                None
Mid Cap Growth Fund            None             $50,001-$100,000    None
Small Cap Growth Fund          None             None                None
International Stock Fund       None             None                None
Real Estate Equity Fund        None             None                None
Strategic Investor Fund        None             None                None
Technology Fund                None             None                None
Daily Income Company           None             None                None
Fixed Income Securities Fund   None             None                None
Short Term Bond Fund           None             None                None
High Yield Fund                None             None                None
Oregon Municipal Bond Fund     None             None                None
National Municipal Bond Fund   None             None                None
  AGGREGATE DOLLAR RANGE OF
    FUND SHARES IN FUNDS
    OVERSEEN BY DIRECTOR IN
    FAMILY OF INVESTMENT       OVER $100,000    OVER $100,000      $10,001-
COMPANIES:                                                         $50,000

                                DR. CHARLES R.     JOHN J.
         NAME OF FUND               NELSON        NEUHAUSER
----------------------------   ----------------   ---------
Common Stock Fund              None               None
Balanced Fund                  None               None
Growth Fund                    None               None
Mid Cap Growth Fund            $50,001-$100,000   None
Small Cap Growth Fund          None               None
International Stock Fund       $10,001-$50,000    None
Real Estate Equity Fund        None               None
Strategic Investor Fund        None               None
Technology Fund                None               None
Daily Income Company           None               None
Fixed Income Securities Fund   None               None
Short Term Bond Fund           None               None
High Yield Fund                None               None
Oregon Municipal Bond Fund     None               None
National Municipal Bond Fund   None               None
  AGGREGATE DOLLAR RANGE OF
FUND
  SHARES IN FUNDS OVERSEEN
BY
  DIRECTOR IN FAMILY OF
INVESTMENT
  COMPANIES:                   OVER $100,000      OVER
                                                  $100,000

                                PATRICK J.         THOMAS E.
        NAME OF FUND            SIMPSON            STITZEL
----------------------------  ----------------  ---------------
Common Stock Fund             None              None
Balanced Fund                 $10,001-$50,000   None
Growth Fund                   $50,001-$100,000  None
Mid Cap Growth Fund           $1-$10,000        None
Small Cap Growth Fund         None              None
International Stock Fund      None              None
Real Estate Equity Fund       None              None
Strategic Investor Fund       None              $10,001-$50,000
Technology Fund               None              None
Daily Income Company          None              None
Fixed Income Securities Fund  None              None
Short Term Bond Fund          None              None
High Yield Fund               None              None
Oregon Municipal Bond Fund    None              None
National Municipal Bond Fund  None              None
  AGGREGATE DOLLAR RANGE OF
FUND

  SHARES IN FUNDS OVERSEEN
BY
  DIRECTOR IN FAMILY OF
  INVESTMENT COMPANIES:       $50,001-$100,000  $50,001-$100,000

                                  THOMAS C.    ANNE-LEE      RICHARD W.
        NAME OF FUND              THEOBALD     VERVILLE      WOOLWORTH
----------------------------  ---------------  --------   ----------------
Common Stock Fund             None             None       $10,001-$50,000
Balanced Fund                 None             None       None
Growth Fund                   None             None       $1-$10,000
Mid Cap Growth Fund           None             None       $1-$10,000
Small Cap Growth Fund         None             None       $1-$10,000
International Stock Fund      None             None       $1-$10,000
Real Estate Equity Fund       None             None       None
Strategic Investor Fund       $10,001-$50,000  None       $1-$10,000
Technology Fund               None             None       $1-$10,000
Daily Income Company          None             None       $50,001-$100,000
Fixed Income Securities Fund  None             None       None
Short Term Bond Fund          None             None       None
High Yield Fund               None             None       None
Oregon Municipal Bond Fund    None             None       $10,001-$50,000
National Municipal Bond Fund  None             None       None
  AGGREGATE DOLLAR RANGE OF
    FUND SHARES IN FUNDS
OVERSEEN
    BY DIRECTOR IN FAMILY OF
  INVESTMENT COMPANIES:       OVER $100,000    NONE*      OVER $100,000

INTERESTED DIRECTORS:

                                  WILLIAM E.
          NAME OF FUND              MAYER
--------------------------------  ----------
Common Stock Fund                    None
Balanced Fund                        None
Growth Fund                          None
Mid Cap Growth Fund                  None
Small Cap Growth Fund                None
International Stock Fund             None
Real Estate Equity Fund              None
Strategic Investor Fund              None
Technology Fund                      None
Daily Income Company                 None

Fixed Income Securities Fund         None
Short Term Bond Fund                 None
High Yield Fund                      None
Oregon Municipal Bond Fund           None
National Municipal Bond Fund         None
 AGGREGATE DOLLAR RANGE OF
  FUND SHARES IN FUNDS
  OVERSEEN BY
  DIRECTOR IN FAMILY OF
  INVESTMENT COMPANIES:              NONE

----------
* Because Ms. Verville's share ownership in the Liberty Funds is held through her deferred compensation plan, her ownership is not required to be disclosed.

As of December 31, 2003, none of the disinterested directors or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

Approval of Investment Advisory Contract

      Each of the Funds has entered into an investment advisory contract with the Advisor. Each investment advisory contract is subject to annual approval of the Board of Directors, including a majority of disinterested directors. The existing contracts for the Funds were considered and approved at in-person meetings of the Funds' Boards of Directors held on May 12, 2004 and October 13, 2004. In determining the reasonableness of the advisory fees under each of the contracts, the directors considered several factors, including:

         - The nature and quality of services provided to the Funds' shareholders,

         -  The profitability of the advisory contract for the Advisor,

         - Fall-out benefits realized by the Advisor from services as advisor to the Funds,

         -  A comparison of fee structures with other mutual funds, and

         - The existence of economies of scale with respect to the provision of investment advice to the Funds.

      In reviewing the quality of services provided by the Advisor, the directors reviewed the performance and expense rankings of the Funds as compared to their peers, based upon information compiled by Lipper, Inc. The directors reviewed the following information: (1) total expense rankings within each Fund's expense group, (2) actual management fee rankings of each Fund within its expense group, (3) contractual management fee rankings of each Fund within its expense group and (4) performance rankings within each Fund's peer universe for the one-, three-, five- and ten-year periods. In addition, the directors reviewed data for each Fund comparing various return rankings of the Fund versus the Fund's actual management or total expense ranking. From this information, an overall Fund assessment ranking is made for each Fund. All of the Funds received a satisfactory ranking by the directors.

      The directors also reviewed data related to the profitability of the Advisor with respect to its contract with each of the Funds. The directors considered the additional benefits to the Advisor as a result of its relationship with the Funds. The directors also considered the benefits to affiliates of the Advisor as the result of its management of the Funds.

      After considering these and other factors, and each Fund's specific circumstances, the directors concluded that each Fund's advisory contract with the Advisor was reasonable for such Fund and in the best interests of its shareholders. During their deliberations, the directors requested from the Advisor all information reasonably necessary for the directors to evaluate each of the advisory contracts for the Funds. The disinterested directors were also assisted by, and met separately with, their independent counsel.

      See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor and each Fund's investment advisory contract.

Director Compensation:

      The directors serve as directors/trustees of all open-end funds managed by the Advisor for which each director will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and Committee chairs receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. The Audit Committee chair receives an annual retainer of $10,000 and receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the director fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

      The following table sets forth compensation earned by the Funds' directors for the fiscal year ended August 31, 2004. No officer of the Funds received any compensation from the Funds in 2004.

                                    DOUGLAS A.    JANET LANGFORD    RICHARD W.
AGGREGATE COMPENSATION FROM FUND     HACKER(2)       KELLY(2)        LOWRY(2)
--------------------------------    ----------    --------------    ----------
Common Stock Fund                   $    1,095       $  1,104       $    1,024
Balanced Fund                       $    1,254       $  1,262       $    1,154
Growth Fund                         $    1,660       $  1,675       $    1,521
Mid Cap Growth Fund                 $    1,792       $  1,808       $    1,641
Small Cap Growth Fund               $    1,257       $  1,276       $    1,149
International Stock Fund            $      790       $    817       $      709
Real Estate Equity Fund             $    1,744       $  1,762       $    1,609
Strategic Investor Fund             $      695       $    707       $      629
Technology Fund                     $      690       $    701       $      670
Daily Income Company                $    1,564       $  1,567       $    1,441
Fixed Income Securities
Fund                                $    1,308       $  1,312       $    1,234
Short Term Bond Fund                $    1,164       $  1,174       $    1,073
High Yield Fund                     $    2,782       $  2,818       $    2,550
Oregon Municipal Bond
Fund                                $    1,337       $  1,349       $    1,260
National Municipal Bond
Fund                                $      337       $    341       $      313
  TOTAL COMPENSATION FROM
  FUND COMPLEX:                     $  127,500       $127,500       $  143,150

                                  DR. CHARLES R.    JOHN J.
AGGREGATE COMPENSATION FROM FUND      NELSON      NEUHAUSER(2)
--------------------------------  --------------  ------------
Common Stock Fund                    $  1,103     $      1,058
Balanced Fund                        $  1,252     $      1,192
Growth Fund                          $  1,659     $      1,569
Mid Cap Growth Fund                  $  1,791     $      1,693
Small Cap Growth Fund                $  1,261     $      1,184
International Stock Fund             $    802     $        729
Real Estate Equity Fund              $  1,749     $      1,659
Strategic Investor Fund              $    696     $        648
Technology Fund                      $    712     $        694
Daily Income Company                 $  1,555     $      1,489
Fixed Income Securities Fund         $  1,316     $      1,277
Short Term Bond Fund                 $  1,166     $      1,108
High Yield Fund                      $  2,789     $      2,628
Oregon Municipal Bond Fund           $  1,353     $      1,303
National Municipal Bond Fund         $    339     $        324
  TOTAL COMPENSATION FROM
  FUND COMPLEX:                      $126,500     $    150,026

                                  PATRICK J.  THOMAS E.
AGGREGATE COMPENSATION FROM FUND  SIMPSON(3)  STITZEL(2)
--------------------------------  ----------  ----------
Common Stock Fund                 $    1,148  $    1,197
Balanced Fund                     $    1,313  $    1,341
Growth Fund                       $    1,731  $    1,769
Mid Cap Growth Fund               $    1,867  $    1,910
Small Cap Growth Fund             $    1,300  $    1,341
International Stock Fund          $      794  $      843
Real Estate Equity Fund           $    1,817  $    1,873
Strategic Investor Fund           $      715  $      737
Technology Fund                   $      722  $      797
Daily Income Company              $    1,647  $    1,666
Fixed Income Securities Fund      $    1,383  $    1,438
Short Term Bond Fund              $    1,215  $    1,252
High Yield Fund                   $    2,885  $    2,971
Oregon Municipal Bond Fund        $    1,403  $    1,478
National Municipal Bond Fund      $      351  $      366
  TOTAL COMPENSATION FROM
  FUND COMPLEX:                   $  108,144  $  135,000

                                     THOMAS C.     ANNE-LEE       RICHARD W.
AGGREGATE COMPENSATION FROM FUND  THEOBALD(2)(4)  VERVILLE(2)(5)   WOOLWORTH
--------------------------------  --------------  --------------  ----------
Common Stock Fund                 $        1,357  $        1,305  $    1,257

Balanced Fund                     $        1,604  $        1,486  $    1,431
Growth Fund                       $        2,129  $        1,968  $    1,886
Mid Cap Growth Fund               $        2,296  $        2,124  $    2,034
Small Cap Growth Fund             $        1,614  $        1,494  $    1,418
International Stock Fund          $          999  $          944  $      873
Real Estate Equity Fund           $        2,223  $        2,073  $    1,982
Strategic Investor Fund           $          889  $          824  $      781
Technology Fund                   $          784  $          835  $      802
Daily Income Company              $        1,657  $        1,849  $    1,790
Fixed Income Securities Fund      $        1,614  $        1,559  $    1,513
Short Term Bond Fund              $        1,470  $        1,382  $    1,327
High Yield Fund                   $        3,574  $        3,305  $    3,146
Oregon Municipal Bond Fund        $        1,626  $        1,598  $    1,541
National Municipal Bond Fund      $          421  $          402  $      385
  TOTAL COMPENSATION FROM
  FUND COMPLEX:                   $      155,000  $      149,500  $  118,144

INTERESTED DIRECTORS:

                                     WILLIAM E
AGGREGATE COMPENSATION FROM FUND      MAYER(3)
--------------------------------     ---------
Common Stock Fund                    $   1,103
Balanced Fund                        $   1,240
Growth Fund                          $   1,633
Mid Cap Growth Fund                  $   1,762
Small Cap Growth Fund                $   1,234
International Stock Fund             $     760
Real Estate Equity Fund              $   1,730
Strategic Investor Fund              $     674
Technology Fund                      $     727
Daily Income Company                 $   1,547
Fixed Income Securities Fund         $   1,331
Short Term Bond Fund                 $   1,153
High Yield Fund                      $   2,739
Oregon Municipal Bond Fund           $   1,359
National Municipal Bond Fund         $     337
  TOTAL COMPENSATION FROM
  FUND COMPLEX:                      $ 153,900

----------
(1) As of December 31, 2003, the Columbia Funds Complex consisted of 132 open-end and 15 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Liberty Funds and Stein Roe Funds. Effective October 8, 2003, the Trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/Trustees of the Columbia Funds. A single combined board of Trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.

(2) Each of Ms. Verville, Ms. Kelly and Messrs. Hacker, Lowry, Mayer, Neuhauser, Stitzel and Theobald was elected a Trustee of the Trust on October 7, 2003. The compensation amounts for each of them reflect their total compensation paid for service during the fiscal year ended August 31, 2004 as a Trustee or director of funds formerly known as the Liberty Funds and Stein Roe Funds that are now part of the Columbia Funds Complex.

(3) During the fiscal year ended August 31, 2004, Mr. Simpson deferred $1,148, $1,313, $1,731, $1,867, $1,300, $794, $1,817, $722, $1,647, $1,383,
      $1,215, $2,885, $1,403 and $351 of his compensation from the Common Stock Fund, Balanced Fund, Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, International Stock Fund, Real Estate Equity Fund, Technology Fund, Daily Income Company, Fixed Income Securities Fund, Short Term Bond Fund, High Yield Fund, Oregon Municipal Bond Fund, and National Municipal Bond Fund, respectively, and $108,144 of his total compensation from the Fund Complex pursuant to the deferred compensation plan.

(4) During the fiscal year ended August 31, 2004, Mr. Theobald deferred $666, $899, $1,216, $186, $931, $586, $1,230, $229, $571, $759, $793, $2,048,
      $732 and $217 of his compensation from the Common Stock Fund, Balanced Fund, Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, International Stock Fund, Real Estate Equity Fund, Technology Fund, Daily Income Company, Fixed Income Securities Fund, Short Term Bond Fund, High Yield Fund, Oregon Municipal Bond Fund, and National Municipal Bond Fund, respectively, and $80,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan.

(5) During the fiscal year ended August 31, 2004, Ms. Verville deferred $407, $550, $743, $268, $569, $361, $752, $140, $698, $464, $485, $1,251, $447
      and $133 of her compensation from the Common Stock Fund, Balanced Fund, Growth Fund, Mid Cap Growth Fund,

      Small Cap Growth Fund, International Stock Fund, Real Estate Equity Fund, Technology Fund, Daily Income Company, Fixed Income Securities Fund, Short Term Bond Fund, High Yield Fund, Oregon Municipal Bond Fund, and National Municipal Bond Fund, respectively, and $55,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan.

Share Ownership:

      As of November 30, 2004, each director and all officers and directors, as a group, owned of record or beneficially less than 1% of the outstanding shares of each Fund.

      As of November 30, 2004, to the knowledge of the Funds, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund except the following record owners:

BALANCED FUND-A

     NAME AND ADDRESS                            PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
     ----------------                            -------------------------------------------
FRANCES A MCCONNELL                                                  5.08
11866 GIRDLED RD
CONCORD OH  44077-8805

BALANCED FUND-C

     NAME AND ADDRESS                            PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
     ----------------                            -------------------------------------------
J J B HILLIARD W L LYONS INC                                        26.85
DWIGHT P PLOWMAN
501 S 4TH ST
LOUISVILLE KY 40202-2520

NFSC FEBO                                                           12.55
LI MEI FENG
50 NOVA DR
PIEDMONT CA  94610-1038

FIRST CLEARING, LLC                                                  6.54
DORIS R KORNEGAY &
JOE ISAAC JT TEN
9563 BROKEN OAK BLVD
JACKSONVILLE FL  32257-8806

JAY H DEL GIORGIO &                                                  5.30
PATRICIA A DEL GIORGIO TTEE
DEL GIORGIO FAMILY TRUST
U/A 03/28/1996
340 OLD MILL RD SPC 63
SANTA BARBARA CA  93110-3725

BALANCED FUND-D

       NAME AND ADDRESS                          PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
       ----------------                          -------------------------------------------
LEGG MASON WOOD WALKER INC                                          25.89
PO BOX 1476
BALTIMORE MD 21203-1476

UBS FINANCIAL SERVICES INC. FBO                                     15.69
ROBERT BREIDENBAUGH
CAROLYN BREIDENBAUGH JTWRO
369 E. CHURCH STREET
ELMHURST IL 60126-3602

JOHN WIST &                                                         11.22
GLADYS WIST JT WROS
12111 FAITH LN
BOWIE MD 20715-2302

ATTN MUTUAL FUNDS                                                    9.36
FISERV SECURITIES INC
ONE COMMERCE SQUARE
2005 MARKET STREET SUITE 1200
PHILADELPHIA PA 19103-7008

CITIGROUP GLOBAL MARKETS, INC                                        8.40
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COMMON STOCK FUND-A

     NAME AND ADDRESS                            PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
     ----------------                            -------------------------------------------
RELIANCE TRUST CO CUST                                              11.07
FBO EASTERN AVIATION FUELS
PO BOX 48449
ATLANTA GA  30362-1449

COLUMBIA TRUST COMPANY ROLL                                         10.46
LARRY A LEPPKE
12091 W LAKE AVE
LITTLETON CO  80127-2368

NFSC FEBO                                                            5.83
NFS/FMTC SEP IRA
FBO ROGER B MATHERLY
2701 RIVERVIEW DR
COLONIAL BCH VA 22443-1326

COMMON STOCK FUND-B

       NAME AND ADDRESS                          PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
       ----------------                          -------------------------------------------
CITIGROUP GLOBAL MARKETS, INC                                        8.08
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY  10001-2402

FIRST CLEARING LLC                                                   7.27
MARYANNE S BOHLINGER IR TRUS
5615 LAS BRISAS DR
VERO BEACH FL  32967-7256

FIRST CLEARING CORPORATION                                           6.29
JOSEPH J BOHLINGER
5615 LAS BRISAS DR
VERO BEACH FL  32967-7256

COMMON STOCK FUND-C

       NAME AND ADDRESS                          PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
       ----------------                          -------------------------------------------
FISERV SECURITIES, INC.                                             45.29
ATTN: MUTUAL FUNDS DEPT
ONE COMMERCE SQUARE
2005 MARKET STREET SUITE 1200
PHILADELPHIA PA 19103-7084

MARK R MYERS                                                        19.85
SANDRA K MYERS
415 NORWAY ST
SILVERTON OR 97381-1244

COLUMBIA TRUST COMPANY ROLLOVER                                      8.23
IRA
DOROTHY J LINDBO
315 7TH ST NE
PUYALLUP WA 98372-5022

AMERICAN ENTERPRISE INVESTMENT                                       8.06
SVCS
PO BOX 9446
MINNEAPOLIS MN 55440-9446

ADP CLEARING & OUTSOURCING                                           6.40
26 BROADWAY
NEW YORK NY 10004-1703

COMMON STOCK FUND-D

      NAME AND ADDRESS                           PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
      ----------------                           -------------------------------------------
AMERICAN ENTERPRISE INVESTMENT                                      34.29
SVCS
PO BOX 9446
MINNEAPOLIS MN 55440-9446

ATTN MUTUAL FUNDS                                                   27.53
FISERV SECURITIES INC
ONE COMMERCE SQUARE
2005 MARKET STREET SUITE 1200
PHILADELPHIA PA 19103-7008

FIRST CLEARING LLC                                                  22.25
ROY E ANGER R/O IRA
FCC AS CUSTODIAN
9130 CHERRY HILL CT
FORT MYERS FL 33908-3648

UBS FINANCIAL SERVICES INC. FBO                                     11.25
ZONNIE B ODOM TRUST B
CATHERINE ODOM TTEE
U/W 12/19/98
310 GRANDYS MILL RD
WILLISTON SC  29853-3106

COMMON STOCK FUND-Z

     NAME AND ADDRESS                            PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
     ----------------                            -------------------------------------------
COLUMBIA TRUST CO CUSTODIAN                                          5.20
FBO NORTHERN ALASKA CARPENT
DEF CONTRIBUTION PP-PARTICIPA
PO BOX 1350
PORTLAND OR 97207-1350

FIXED INCOME SECURITIES FUND-A

     NAME AND ADDRESS                            PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
     ----------------                            -------------------------------------------
CHARLES SCHWAB & CO INC                                             27.22
SPECIAL CUSTODY ACCT FOR
EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

MCB TRUST SERVICES CUST. FBO                                        17.65
MERIDIAN TRUST & INVESTMENT CO
TTEE
AMAET, P.L.L.C.
700 17TH STREET
SUITE 300
DENVER CO 80202-3531

MCB TRUST SERVICES CUST. FBO                                         5.29
MERIDIAN TRUST & INVESTMENT CO
TTEE
LAWLER-WOOD, LLC
700 17TH STREET
SUITE 300
DENVER CO  80202-3531

FIXED INCOME SECURITIES FUND-B

     NAME AND ADDRESS                            PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
     ----------------                            -------------------------------------------
CITIGROUP GLOBAL MARKETS, INC                                        5.25
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

FIXED INCOME SECURITIES FUND-C

     NAME AND ADDRESS                            PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
     ----------------                            -------------------------------------------
LPL FINANCIAL SERVICES                                              22.80
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

LEGG MASON WOOD WALKER INC                                          22.01
PO BOX 1476
BALTIMORE MD 21202

MERRILL LYNCH PIERCE FENNER &                                        9.19
SMITH
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATOR #97RD7
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

AMERICAN ENTERPRISE INVESTMENT SVCS                                  9.03
PO BOX 9446
MINNEAPOLIS MN 55440-9446

LPL FINANCIAL SERVICES                                               6.53
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968

FIXED INCOME SECURITIES FUND-D

       NAME AND ADDRESS                          PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
       ----------------                          -------------------------------------------
COLUMBIA TRUST COMPANY SEP IRA                                       7.39
EDWARD J HANNAN
12 MILLER LN
TROY NY 12180-9615

LPL FINANCIAL SERVICES                                               6.96
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

ADP CLEARING & OUTSOURCING                                           6.86
26 BROADWAY
NEW YORK NY 10004-1703

PERSHING LLC                                                         6.21
PO BOX 2052
JERSEY CITY NJ 07303-2052

A G EDWARDS & SONS INC FBO                                           5.13
HOUSING AUTHORITY
1 N JEFFERSON AVE
SAINT LOUIS MO 63103-2205

FIXED INCOME SECURITIES FUND-Z

     NAME AND ADDRESS                            PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
     ----------------                            -------------------------------------------
CHARLES SCHWAB & CO INC                                             13.91
SPECIAL CUSTODY ACCT FOR
EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

GROWTH FUND-C

       NAME AND ADDRESS                          PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
       ----------------                          -------------------------------------------
MERRILL LYNCH PIERCE FENNER &
SMITH                                                               26.06
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATOR #97RD7
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

LPL FINANCIAL SERVICES                                              13.64
9785 TOWNE CENTRE DR
SAN DIEGO CA  92121-1968

COLUMBIA TRUST COMPANY ROLLOVER                                     11.38
IRA
HUBERTA WEGBREIT
534 FREEDOM BLVD
COATESVILLE PA 19320-1562

LPL FINANCIAL SERVICES                                              11.10
9785 TOWNE CENTRE DR
SAN DIEGO CA  92121-1968

UBS FINANCIAL SERVICES INC. FBO                                      7.15
UBS-FINSVC CDN FBO
MARTHA SUZANNE BRIGNAC BELL
P.O. BOX 3321
WEEHAWKEN NJ 07086-8154

AMERICAN ENTERPRISE INVESTMENT SVCS                                  5.02
PO BOX 9446
MINNEAPOLIS MN 55440-9446

GROWTH FUND-D

       NAME AND ADDRESS                          PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
       ----------------                          -------------------------------------------
LPL FINANCIAL SERVICES                                              21.42
9785 TOWNE CENTRE DR
SAN DIEGO CA  92121-1968

FIRST CLEARING LLC                                                  20.33
ROY E ANGER R/O IRA
FCC AS CUSTODIAN
9130 CHERRY HILL CT
FORT MYERS FL 33908-3648

MERRILL LYNCH PIERCE FENNER &                                       14.87
SMITH
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97E96
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

LPL FINANCIAL SERVICES                                              11.48
9785 TOWNE CENTRE DR
SAN DIEGO CA  92121-1968

ATTN MUTUAL FUNDS                                                   10.65
FISERV SECURITIES INC
ONE COMMERCE SQUARE
2005 MARKET STREET SUITE 1200
PHILADELPHIA PA 19103-7008

ATTN MUTUAL FUNDS                                                    5.51
FISERV SECURITIES INC
ONE COMMERCE SQUARE
2005 MARKET STREET SUITE 1200
PHILADELPHIA PA 19103-7008

UBS FINANCIAL SERVICES INC. FBO                                      5.14
UBS-FINSVC CDN FBO
STEPHEN W THOMAS
P.O.BOX 3321,
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

GROWTH FUND-Z

     NAME AND ADDRESS                            PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
     ----------------                            -------------------------------------------
FLEET NATIONAL BANK                                                 10.34
FBO COLUMBIA OMNIBUS C/C
ATTN VARIOUS ACCTS
PO BOX 92800
ROCHESTER NY 14692-8900

CHARLES SCHWAB & CO INC                                              5.03
SPECIAL CUSTODY ACCT FOR
EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

HIGH YIELD FUND-A

     NAME AND ADDRESS                            PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
     ----------------                            -------------------------------------------
CHARLES SCHWAB & CO INC                                             40.97
SPECIAL CUSTODY ACCT FOR
EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

FTC & CO ATTN DATALYNX # 022                                         5.95
PO BOX 173736
DENVER CO 80217-3736

HIGH YIELD FUND-B

      NAME AND ADDRESS                            PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
      ----------------                            -------------------------------------------
CITIGROUP GLOBAL MARKETS, INC.                                       7.40
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

HIGH YIELD FUND-C

     NAME AND ADDRESS                            PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
     ----------------                            -------------------------------------------
MERRILL LYNCH PIERCE FENNER &                                       23.96
SMITH
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

HIGH YIELD FUND-D

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                                                11.84
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97E96
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS, INC.                                                      9.27
HOUSE ACCOUNT
ATTN: PETER BOOTH  7TH FLOOR
333 W 34TH ST
NEW YORK NY  10001-2402

HIGH YIELD FUND-Z

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
FLEET NATIONAL BANK 5                                                              36.50
FBO CMC OMNIBUS C/C
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY  14692-8900

CHARLES SCHWAB & CO INC                                                            17.86
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

FLEET NATIONAL BANK                                                                 9.65
FBO CMC OMNIBUS C/R
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY  14692-8900

INTERNATIONAL STOCK FUND-C

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
NFSC FEBO                                                                          25.23
KEDAR FAMILY TRUST
OFIR J KEDAR
U/A 08/13/03
27862 VIA CORITA WAY
LOS ALTOS CA  94022-3230

A G EDWARDS & SONS INC FBO                                                          7.22
SHAKUNTLA D MILLER
1 N JEFFERSON AVE
SAINT LOUIS MO 63103-2205

PERSHING LLC                                                                        5.29
PO BOX 2052
JERSEY CITY NJ  07303-2052

INTERNATIONAL STOCK FUND-D

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
ATTN MUTUAL FUNDS                                                                   5.14
FISERV SECURITIES INC
ONE COMMERCE SQUARE
2005 MARKET STREET SUITE 1200
PHILADELPHIA PA  19103-7008

GREG KOYLE                                                                          5.03
ESNET MANAGEMENT GROUP LLC
R D THOMPSON
1024 RIVER HAVEN CIRCLE
OREM UT  84097-6680

INTERNATIONAL STOCK FUND-Z

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
FLEET NATIONAL BANK                                                                56.62
FBO CMC OMNIBUS C/C
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY  14692-8900

FLEET NATIONAL BANK                                                                12.54
FBO CMC OMNIBUS C/R
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY  14692-8900

MID CAP GROWTH FUND-A

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CHARLES SCHWAB & CO INC                                                            14.55
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

MID CAP GROWTH FUND-C

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                                                12.36
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATOR #97RD7
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL  32246-6484

RAYMOND JAMES & ASSOC INC                                                           6.75
FBO GOSS TR
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

MORGAN STANLEY DW INC FBO                                                           5.91
LEIGH FLOWE FINLEY
HARBORSIDE FINANCIAL CNTR PLAZA 3
JERSEY CITY NJ  07311

PERSHING LLC                                                                        5.81
PO BOX 2052
JERSEY CITY NJ  07303-2052

NFSC FEBO # C9C-178799                                                              5.06
CAPITAL FORTRESS INTL TRUST
FIRST FIDELITY TRUST LTD TTEE
RG SOLOMON ARCADE STE 11
605 MAIN STREET
ST KITTS/NEVIS

MID CAP GROWTH FUND-D

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
EDWARD D  JONES AND COF/A/O                                                         8.72
BEULAH MAE JONES MITCHELL TTEE
U/A DTD 6/5/96
PO BOX 2500
MARYLAND HTS MO  63043-8500

ADP CLEARING & OUTSOURCING                                                          7.66
26 BROADWAY
NEW YORK NY  10004-1703

MID CAP GROWTH FUND-G

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
COLUMBIA TRUST COMPANY ROLLOVER IRA                                                 5.02
JUAN ROSAI
25 CRESTVIEW DR
NORTH HAVEN CT  06473-3002

MID CAP GROWTH FUND-Z

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
FLEET NATIONAL BANK                                                                11.78
FBO CMC OMNIBUS C/C
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY  14692-8900

CHARLES SCHWAB & CO INC                                                            10.77
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

FLEET NATIONAL BANK                                                                 5.13
FBO CMC OMNIBUS C/R
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY  14692-8900

NATIONAL MUNICIPAL BOND FUND-A

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
PERSHING LLC                                                                       33.99
PO BOX 2052
JERSEY CITY NJ  07303-2052

MERRILL LYNCH PIERCE FENNER & SMITH                                                 9.07
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97E96
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL  32246-6484

NATIONAL MUNICIPAL BOND FUND-B

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
COLUMBIA TRUST COMPANY                                                             18.24
CRAIGR COMPANY INC
CRAIG R RUSERT
57 FORSYTH ST NW APT 13D
ATLANTA GA  30302-2210

RAYMOND JAMES & ASSOC INC                                                          14.30
FBO LENOIR EL
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

FISERV SECURITIES, INC                                                              7.73
ATTN: MUTUAL FUNDS
ONE COMMERCE SQUARE
2005 MARKET ST STE 1200
PHILADELPHIA PA  19103-7084

CORINNE ROUDI TOD                                                                   7.66
BENEFICIARY INFORMATION ON FILE
1 MILLBROOK RD
WINSTED CT  06098-3917

ADP CLEARING & OUTSOURCING                                                          7.37
26 BROADWAY
NEW YORK NY  10004-1703

NFSC FEBO                                                                           6.29
LUCILLE C PAQUIN
DENISE T SZYMCZUK
428 IRON MINE HILL RD
N SMITHFIELD RI  02896-8163

NATIONAL MUNICIPAL BOND FUND-C

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
UBS FINANCIAL SERVICES INC. FBO                                                    18.23
WALTER J GESE
RONALD W GESE  JTWROS
3711 W HEROY AVE
SPOKANE WA  99205-1817

UBS FINANCIAL SERVICES INC. FBO                                                    17.44
COLLEEN J MCNICHOLS
4327 S MAGNOLIA ST
SPOKANE WA  99203-4328

UBS FINANCIAL SERVICES INC. FBO                                                    14.75
PAUL H MEIER AND
LORA R MEIER TEN IN COMMON
2105 N BELT ST
SPOKANE WA  99205-4043

UBS FINANCIAL SERVICES INC. FBO                                                    12.03
JUNE R.  EDWARDS TTEE
JUNE R.  EDWARDS  REV LVG TR
U/A DTD 4/17/98
2313 VENTANA XING
MARIETTA GA  30062-7749

LPL FINANCIAL SERVICES                                                             11.15
9785 TOWNE CENTRE DR
SAN DIEGO CA  92121-1968

UBS FINANCIAL SERVICES INC. FBO                                                     6.70
BETTY M. BREWSTER
10412 E 24TH AVE
SPOKANE WA  99206-3306

MERRILL LYNCH PIERCE FENNER & SMITH                                                 5.60
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATOR #97RD7
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL  32246-6484

UBS FINANCIAL SERVICES INC. FBO                                                     5.41
JUNE R EDWARDS SUCC TTEE
CHARLES F EDWARDS REV
TRUST U/A DTD 4/17/98
2313 VENTANA XING
MARIETTA GA  30062-7749

NATIONAL MUNICIPAL BOND FUND-D

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
J J B HILLIARD W L LYONS INC                                                       25.69
MARY MASON COMMUNITY
501 S 4TH ST
LOUISVILLE KY 40202-2520

PERSHING LLC                                                                       24.05
PO BOX 2052
JERSEY CITY NJ  07303-2052

FIRST CLEARING CORP                                                                13.01
DANIEL ANDREUCCI &
JEANNE P ANDREUCCI
1657 CONNOR RD
SOUTH PARK PA  15129-9036

ADP CLEARING & OUTSOURCING                                                         11.57
FBO 236-21831-19
26 BROADWAY
NEW YORK NY  10004-1703

LPL FINANCIAL SERVICES                                                              6.26
9785 TOWNE CENTRE DR
SAN DIEGO CA  92121-1968

ADP CLEARING & OUTSOURCING                                                          6.16
26 BROADWAY
NEW YORK NY  10004-1703

ADP CLEARING & OUTSOURCING                                                          6.05
26 BROADWAY
NEW YORK NY  10004-1703

JOHN WIST &                                                                         5.00
GLADYS WIST JT WROS
12111 FAITH LN
BOWIE MD  20715-2302

NATIONAL MUNICIPAL BOND FUND-Z

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
FLEET NATIONAL BANK                                                                20.86
FBO COLUMBIA OMNIBUS C/C
ATTN VARIOUS ACCTS
PO BOX 92800
ROCHESTER NY  14692-8900

OREGON MUNICIPAL BOND FUND-A

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
WAYNE BARKER                                                                       26.59
15646 SEASIDE CT
BROOKINGS OR  97415-9531

CHARLES SCHWAB & CO INC CUST                                                       10.45
ATTN MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

AMERICAN ENTERPRISE INVESTMENT SVCS                                                10.01
PO BOX 9446
MINNEAPOLIS MN 55440-9446

INTERRA CLEARING SERVICES FBO                                                       5.70
DAVID A JOHNSON
JANET M JOHNSON
JTWROS TEN/WROS
7885 NE TODD DR
CORVALLIS OR  97330-9683

DAIN RAUSCHER INC FBO                                                               5.27
LOIS O KOCHIS
989 NW SPRUCE AVE APT 226
CORVALLIS OR  97330-2178

OREGON MUNICIPAL BOND FUND-B

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
DAIN RAUSCHER INC FBO                                                              15.07
GILLICI F JACKSON
GILLICI F JACKSON REVOC LIV TRUST
U/A DTD 09/01/1998
611 NW 30TH ST
CORVALLIS OR  97330-5144

AMERICAN ENTERPRISE INVEST SVCS                                                     8.47
PO BOX 9446
MINNEAPOLIS MN 55440-9446

AMERICAN ENTERPRISE INVEST SVCS                                                     8.44
PO BOX 9446
MINNEAPOLIS MN 55440-9446

DAIN RAUSCHER INC FBO                                                               6.74
RUTH C LEAR
GM LEAR IRREV LIV TRUST
U/A DTD 09/13/1989
440 NW ELKS DR APT 101
CORVALLIS OR  97330-3747

DEAN WITTER FBO                                                                     5.90
RELLA PANTENBURG &
PO BOX 250
NEW YORK NY  10008-0250

NFSC FEBO                                                                           5.28
ROBERT E WILLIAMS TTEE
ROBERT WILLIAMS REVOC LIV TRUST
U/A 6/18/98
14404 SE WEBSTER RD APT 325
PORTLAND OR  97267-1972

OREGON MUNICIPAL BOND FUND-C

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
PIPER JAFFRAY & CO.                                                                34.31
800 NICOLLET MALL
MINNEAPOLIS MN  55402-7000

RAYMOND JAMES & ASSOC INC                                                          16.73
FBO SAUNDERS BARNEY
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

RAYMOND JAMES & ASSOC INC                                                          14.68
FBO WESTENHOUSE H
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

MERRILL LYNCH PIERCE FENNER & SMITH                                                12.82
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATOR #97RD7
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL  32246-6484

RAYMOND JAMES & ASSOC INC                                                           5.99
FBO HALL MV
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

OREGON MUNICIPAL BOND FUND-D

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
DAIN RAUSCHER INC FBO                                                              21.59
LEWIS F ROTH
LEWIS F ROTH REVOCLIVTRUST
U/A DTD 07/31/1991
4798 BECKER CIR SE
ALBANY OR  97322-7139

LPL FINANCIAL SERVICES                                                             13.36
9785 TOWNE CENTRE DR
SAN DIEGO CA  92121-1968

PERSHING LLC                                                                       12.42
PO BOX 2052
JERSEY CITY NJ  07303-2052

DAIN RAUSCHER INC FBO                                                              11.13
RUTH LEAR
RUTH C LEAR TRUST
U/A DTD 09/13/1989
440 NW ELKS DR APT 101
CORVALLIS OR  97330-3747

LPL FINANCIAL SERVICES                                                             10.97
9785 TOWNE CENTRE DR
SAN DIEGO CA  92121-1968

NFSC FEBO                                                                           6.77
FREDERICK A J KINGERY
FREDERICK A J KINGERY
U/A 11/27/1995
4163 SW GREENLEAF CT
PORTLAND OR  97221-3271

AMERICAN ENTERPRISE INVESTMENT SVCS                                                 6.15
FBO 304417451
PO BOX 9446
MINNEAPOLIS MN 55440-9446

AMERICAN ENTERPRISE INVESTMENT SVCS                                                 6.11
FBO 307349171
P.O BOX 9446
MINNEAPOLIS MN 55440-9446

OREGON MUNICIPAL BOND FUND-Z

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CHARLES SCHWAB & CO INC                                                             7.06
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

REAL ESTATE EQUITY FUND-A

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CHARLES SCHWAB & CO INC                                                            37.16
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

NATIONWIDE TRUST CO FSB                                                            15.52
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH  43218-2029

REAL ESTATE EQUITY FUND-B

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                                                 5.12
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97E96
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL  32246-6484

REAL ESTATE EQUITY FUND-C

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
ADP CLEARING & OUTSOURCING                                                          8.13
26 BROADWAY
NEW YORK NY  10004-1703

REAL ESTATE EQUITY FUND-D

NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
FIRST CLEARING, LLC                                                                 7.26
ARNI L NASHBAR AND
8911 BLOOMFIELD BLVD
SARASOTA FL  34238-4452

REAL ESTATE EQUITY FUND-Z

                                             PERCENT OF SHARES HELD AT NOVEMBER
         NAME AND ADDRESS                                 30, 2004
-----------------------------------                       --------
CHARLES SCHWAB & CO INC                                     27.57
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

FLEET NATIONAL BANK                                         18.12
FBO CMC OMNIBUS C/C
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY  14692-8900

FLEET NATIONAL BANK                                          5.49
FBO CMC OMNIBUS C/R
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY  14692-8900

SHORT TERM BOND FUND-A

                                             PERCENT OF SHARES HELD AT NOVEMBER
         NAME AND ADDRESS                                 30, 2004
-----------------------------------                       --------
CHARLES SCHWAB & CO INC                                     18.83
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

SHORT TERM BOND FUND-C

                                             PERCENT OF SHARES HELD AT NOVEMBER
         NAME AND ADDRESS                                 30, 2004
-----------------------------------                       --------
MERRILL LYNCH PIERCE FENNER & SMITH                         11.98
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATOR #97RD7
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL  32246-6484

SHORT TERM BOND FUND-G

                                             PERCENT OF SHARES HELD AT NOVEMBER
         NAME AND ADDRESS                                 30, 2004
-----------------------------------                       --------
MELODY J WILDER                                              8.69
4 WINDSOR ST
HAVERHILL MA  01830-4127

FIRST CLEARING LLC                                           6.60
THERESA BADICS
JT WROS
9 ELMWOOD DR
MILLTOWN NJ 08850-1636

ADP CLEARING & OUTSOURCING                                   5.59
26 BROADWAY
NEW YORK NY  10004-1703

ADP CLEARING & OUTSOURCING                                   5.05
26 BROADWAY
NEW YORK NY  10004-1703

SHORT TERM BOND FUND-Z

                                             PERCENT OF SHARES HELD AT NOVEMBER
         NAME AND ADDRESS                                 30, 2004
-----------------------------------                       --------
FLEET NATIONAL BANK 2                                       55.39
FBO CMC OMNIBUS C/C
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY  14692-8900

FLEET NATIONAL BANK                                         11.82
FBO CMC OMNIBUS C/R
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY  14692-8900

FLEET NATIONAL BANK                                          6.32
FBO CMC OMNIBUS R/R
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY  14692-8900

SMALL CAP GROWTH FUND-Z

                                             PERCENT OF SHARES HELD AT NOVEMBER
         NAME AND ADDRESS                                 30, 2004
-----------------------------------                       --------
CHARLES SCHWAB & CO INC                                      8.32
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

SAXON AND CO                                                 8.29
OMNIBUS
PO BOX 7780-1888
PHILADELPHIA PA  19182-0001

STANDARD INSURANCE COMPANY                                   7.24
P11D ATTN SEPARATE ACCOUNT A
1100 SW 6TH AVE
PORTLAND OR  97204-1020

STRATEGIC INVESTOR FUND-A

                                             PERCENT OF SHARES HELD AT NOVEMBER
         NAME AND ADDRESS                                 30, 2004
-----------------------------------                       --------
CHARLES SCHWAB & CO INC                                     14.55
SPECIAL CUSTODY A/C FOR BENFT CUST
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122

CHARLES SCHWAB & CO INC                                      9.50
SPECIAL CUSTODY A/C FOR BENFT CUST
ATTN MUTUAL FUND
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122

STRATEGIC INVESTOR FUND-C

                                             PERCENT OF SHARES HELD AT NOVEMBER
         NAME AND ADDRESS                                 30, 2004
-----------------------------------                       --------
MERRILL LYNCH PIERCE FENNER & SMITH                          8.15
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATOR #97RD7
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL  32246-6484

STRATEGIC INVESTOR FUND-D

                                             PERCENT OF SHARES HELD AT NOVEMBER
         NAME AND ADDRESS                                 30, 2004
-----------------------------------                       --------
CITIGROUP GLOBAL MARKETS, INC.                              34.11
HOUSE ACCOUNT
ATTN: PETER BOOTH  7TH FLOOR
333 W 34TH ST
NEW YORK NY  10001-2402

STRATEGIC INVESTOR FUND-Z

                                             PERCENT OF SHARES HELD AT NOVEMBER
         NAME AND ADDRESS                                 30, 2004
-----------------------------------                       --------
CHARLES SCHWAB & CO INC                                     10.11
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

COLUMBIA TRUST CO AGENT                                      5.96
FBO US NATURAL RESOURCES AND
FRIEDRICH AIR COND PEN PL-EMPLEE
RE CTC #100453
PO BOX 1350
PORTLAND OR  97207-1350

TECHNOLOGY FUND-A

                                             PERCENT OF SHARES HELD AT NOVEMBER
         NAME AND ADDRESS                                 30, 2004
-----------------------------------                       --------
SEI PRIVATE TRUST CO                                         9.99
C/O WACHOVIA- PREMIER
ATTN MUTUAL FUND ADMIN
ONE FREEDOM VALLEY DRIVE
OAKS PA  19456

NFSC FEBO                                                    9.32
R LEE RIGNEY
224 CEDAR ST
ENGLEWOOD NJ  07631-3131

MERRILL LYNCH PIERCE FENNER & SMITH                          6.02
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97E96
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL  32246-6484

TECHNOLOGY FUND-C

                                             PERCENT OF SHARES HELD AT NOVEMBER
         NAME AND ADDRESS                                 30, 2004
-----------------------------------                       --------
NFSC FEBO                                                    7.55
WALLACE W SCHOOLER
4480 SCHOOLER RD
CRIDERSVILLE OH  45806-9727

UBS FINANCIAL SERVICES INC. FBO                              7.51
UBS-FINSVC CDN FBO
T MCCULLOUGH STROTHER
P.O.BOX 3321,
1000 HARBOR BLVD
WEEHAWKEN NJ  07086-6761

TECHNOLOGY FUND-D

                                             PERCENT OF SHARES HELD AT NOVEMBER
         NAME AND ADDRESS                                 30, 2004
-----------------------------------                       --------
LPL FINANCIAL SERVICES                                      48.03
9785 TOWNE CENTRE DR
SAN DIEGO CA  92121-1968

COLUMBIA TRUST COMPANY                                      19.34
THOMASVILLE HOME FURNISHINGS OF AZ
BRANDON D LEVALLEY
18971 CAMINITO CANTILENA #19
SAN DIEGO CA  92128-6166

RAYMOND JAMES & ASSOC INC                                    7.90
FBO BARNETT IRA
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

CITIGROUP GLOBAL MARKETS, INC.                               6.63
HOUSE ACCOUNT
ATTN: PETER BOOTH  7TH FLOOR
333 W 34TH ST
NEW YORK NY  10001-2402

USAA INVESTMENT MANAGEMENT CO                                5.06
9800 FREDERICKSBURG RD
SAN ANTONIO TX  78288-0001

TECHNOLOGY FUND-Z

                                             PERCENT OF SHARES HELD AT NOVEMBER
         NAME AND ADDRESS                                 30, 2004
-----------------------------------                       --------
CHARLES SCHWAB & CO INC                                      8.88
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

PROXY VOTING POLICY AND PROCEDURES

      Each Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund.

      The Advisor's policy is to vote all proxies for each client's securities in a manner considered by the Advisor to be in the best interest of its clients, including the Fund and its shareholders, without regard to any benefit to the Advisor or its affiliates. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

      The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, or its other clients or certain other persons. A member of the Proxy Committee is prohibited from voting on any proposal with respect to which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

      The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals requiring special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

      The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO should not be held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnification (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by the Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

      The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

      The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights, and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

      In addition, if a portfolio manager or other party involved with an Advisor client or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

      The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

      The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, it's the Proxy Committee's functions include annual review of it's the Advisor's Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and to develop and modify voting guidelines and procedures as it deems appropriate or necessary.

      The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

      The actual voting records of the Funds relating to their portfolio securities during the 12-month period ended June 30, 2004 are available without charge, upon request, by calling 1-800-426-3750, or by accessing the SEC's website at http://www.sec.gov.

                       DISCLOSURE OF PORTFOLIO INFORMATION

      The Board of Directors and Trustees of the Columbia funds have adopted policies with respect to the disclosure of the funds' portfolio holdings by the funds, Columbia Management, or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Funds' policies are described below. The Directors/Trustees shall be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of a Fund's shareholders and those of Columbia Management and its affiliates. The Funds' policies prohibit Columbia Management and the Fund's other service providers from entering into any agreement to disclose fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the fund.

PUBLIC DISCLOSURES

      Each Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the fund's website at www.columbiafunds.com. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of a Fund's fiscal year). Shareholders may obtain a Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, a Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

      The equity and fixed income Columbia funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                                FREQUENCY OF
   TYPE OF FUND       INFORMATION PROVIDED       DISCLOSURE       DATE OF WEB POSTING
------------------   -----------------------    ------------   --------------------------
   Equity Funds      Full portfolio holdings       Monthly       30 calendar days after
                     information.                                      month-end.

Fixed Income Funds   Full portfolio holdings      Quarterly    60 calendar days after the
                     information.                                      quarter-end

      The scope of the information provided relating to a Fund's portfolio that is made available on the website may change from time to time without prior notice.

      For Columbia's money market funds, a complete list of a fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Funds' distributor, Columbia Funds Distributor, at 800-426-3750, One Financial Center, Boston, Massachusetts 02111-2621.

      A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

OTHER DISCLOSURES

      Each Fund's policies provide that non-public disclosures of a Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

      Each Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include any sub-custodians of the Fund's securities, the fund's independent registered public accounting firm, legal counsel, and financial printer, currently Bowne, Inc., and the Funds' proxy voting service, currently Institutional Shareholder Services. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

      Certain clients of the Funds' investment adviser may follow a strategy similar to that of a Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

          INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES

      The investment advisor to each of the Funds is Columbia Management Advisors, Inc. (the "Advisor"). Effective October 31, 2002, the Advisor succeeded to the business of Columbia Funds Management Company ("CFMC"), the former advisor to the Funds and an entity under common control with the Advisor. The transfer to the Advisor did not result in a change in the actual control or management of the advisory business of CFMC. The Advisor has entered into an investment contract with each Fund. Pursuant to the investment contract, the Advisor provides research, advice, and supervision with respect to investment matters and determines which securities to purchase or sell and what portion of the Fund's assets to invest.

      The Advisor provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to corporate matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested director fees, taxes and governmental fees, interest, brokers' commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

      Information regarding the advisory fee payable to the Advisor including any waivers or offsets applicable to such Fund is set forth in the prospectus for each Fund. For the following Funds, the advisory fee is calculated as a percentage of net assets that declines as net assets increase, as follows:

Growth Fund           0.75% of the Fund's first $200 million of net assets;
                      0.625% of the next $300 million of net assets; and
                      0.50% of net assets in excess of $500  million.

Daily Income Company  0.50% of the Fund's first $500 million of net assets;
                      0.45% of the next $500 million of net assets; and 0.40% of net assets in excess of $1 billion.

Mid Cap Growth Fund   1.00% of the Fund's first $500 million of net assets; and
                      0.75% of net assets in excess of $500 million.

International Stock
Fund                  1.00% of the Fund's first $500 million of net assets;

                      0.95% of the next $500 million of net assets; and 0.90% of net assets in excess of $1 billion.

Advisory fees paid by each of the Funds for each of the last three fiscal years were as follows:

FUND                              2004           2003*         2002
----------------------------  -----------    -----------   -----------
Common Stock Fund             $ 2,366,388    $ 1,648,054   $ 3,238,954
Growth Fund                   $ 5,482,681    $ 3,414,673   $ 5,819,523
International Stock Fund      $ 4,953,878    $ 1,398,948   $ 1,375,061
Mid Cap Growth Fund           $ 8,813,801    $ 5,318,563   $ 6,341,031
Small Cap Growth Fund         $ 7,019,787    $ 3,458,104   $ 5,936,461
Real Estate Fund              $ 7,214,201    $ 4,042,456   $ 5,602,888
Technology Fund               $   361,947    $    79,533   $    98,750
Strategic Investor Fund       $ 2,576,915    $ 1,276,121   $ 2,087,191
Balanced Fund                 $ 3,002,434    $ 2,135,099   $ 4,095,196
Short Term Bond Fund          $ 2,678,339    $ 1,618,065   $   506,173
Fixed Income Securities Fund  $ 2,099,971    $ 1,882,651   $ 2,477,847
National Municipal Bond Fund  $    76,297    $    56,611   $    73,374
Oregon Municipal Bond Fund    $ 2,338,697    $ 1,719,382   $ 2,513,517
High Yield Fund               $10,523,463    $ 4,977,940   $ 2,629,803
Daily Income Company          $ 3,704,497    $ 3,195,776   $ 5,671,913

------------
*The Funds changed their fiscal year end from December 31 to August 31 in 2003. Information provided is for the eight-month period ended August 31, 2003.

      A portion of the Advisor's fees are used to pay financial intermediaries for services they provide to investors who invest in the Funds through such financial intermediary. For the fiscal year ended August 31, 2004, the fiscal period ended August 31, 2003 and the fiscal year ended December 31, 2002, the Advisor and its affiliates paid $6,264,897, $2,206,111 and $2,953,946, respectively, to financial intermediaries on behalf of the Funds.

      Columbia Funds Services, Inc. ("CFS") acts as transfer agent and dividend crediting agent for each Fund. Its address is P.O. Box 1722, Boston, Massachusetts 02105-1722. CFS has retained the services of Boston Financial Data Services to assist it in performing its transfer agent functions. It records and disburses dividends for the Funds. Each Fund pays the transfer agent an annual charge per open account as follows:

Equity Funds                                                              $28.00
Fixed Income Funds                                                        $34.00
Money Market Funds                                                        $33.50

Each Fund will also pay for certain reimbursable out-of-pocket expenses as set forth in the agreement. There is no minimum aggregate fee payable by any Fund to CFS for transfer agent services. For certain classes of certain Funds, CFS has agreed to waive transfer agency fees in amounts and for periods more fully described in the relevant prospectus.

      The transfer agent fees paid to CFS for the fiscal year ended August 31, 2004 under each transfer agent agreement were $892,202 for the Common Stock Fund, $1,870,176 for the Growth Fund, $293,604 for the International Stock Fund, $1,271,432 for the Mid Cap Growth Fund, $821,652 for the Small Cap Growth Fund, $1,379,521 for the Real Estate Fund, $173,580 for the Technology Fund, $481,050 for the Strategic Investor Fund, $1,155,136 for the Balanced Fund, $567,877 for the Short Term Bond Fund, $816,669 for the Fixed Income Securities Fund, $249,210 for the Oregon Municipal Bond Fund, $1,855,910 for the High Yield Fund, $1,299,719 for the Daily Income Company and $23,793 for the National Municipal Bond Fund. The transfer agent fees paid by the International Stock Fund, Mid Cap Growth Fund and Strategic Investor Fund are net of transfer agent fees waived by CFD.

      The Advisor performs certain administrative services for the Funds pursuant to a Pricing, Bookkeeping and Fund Administration Agreement (the "Agreement"). Under the terms of the Agreement, the Advisor (a) provides fund accounting and financial reporting oversight of State Street Bank and Trust, who provides the daily fund accounting and financial reporting services; (b) maintains and preserves in a secure manner the accounting records of the Funds;
(c) provides fund administration, including daily prospectus, investment restrictions and 1940 Act compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, and board reporting; and (d) provides disaster planning. For the services rendered by the Advisor, each Fund has agreed to pay a minimum of $25,000 plus two basis points for fund accounting and $19,965 for financial reporting, with a maximum combined fee of $150,000. The Advisor will also be compensated for certain out-of-pocket expenses. The amount paid under this agreement to each of the Funds is set forth in the Funds' Annual Report, which is incorporated by reference into this Statement of Additional Information.

      Columbia Funds Distributor, Inc. fka Liberty Funds Distributor, Inc. ("CFD"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., whose address is One Financial Center Boston, MA 02111-2621, is the principal underwriter for the Funds, and is authorized under a distribution agreement with each Fund to sell shares of the Fund. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized financial services firms ("FSFs") or investors.

      For the fiscal years ended August 31, 2004 and August 31, 2004, the following sales charges were paid by shareholders in respect to Class A, D and T shares*:

                                      CLASS A                   CLASS D                   CLASS T
                                      -------                   -------                   -------
                                2004          2003         2004         2003         2004         2003
                              ----------   ----------   ----------   ----------   ----------   ----------
Common Stock Fund             $   10,774   $    1,059   $      476   $      636           --           --
Growth Fund                   $  134,649   $   20,398   $        0   $    2,221           --           --

International Stock Fund      $   44,752   $   10,013   $       89   $      505           --           --
Mid Cap Growth Fund           $   58,047   $    6,808   $      382   $    2,756   $    1,845   $    1,155
Real Estate Equity Fund       $  212,798   $   75,728   $    5,756   $   25,272           --           --

Technology Fund               $   48,422   $    9,239   $      359   $       26           --           --
Strategic Investor Fund       $  652,526   $   11,042   $       25   $    1,888           --           --

Balanced Fund                 $   26,350   $   13,472   $      729   $    4,152           --           --
Short Term Bond Fund          $  186,605   $  271,445   $   11,286   $  126,488   $      599   $    1,915

Fixed Income Securities Fund  $   35,897   $   40,896   $      374   $   27,930           --           --
National Municipal Bond Fund  $   24,717   $   12,057   $        0   $    4,101           --           --
Oregon Municipal Bond Fund    $   18,602   $   63,121   $      966   $    7,760           --           --
High Yield Fund               $  790,974   $1,410,289   $   46,454   $  728,950           --           --

*Class D shares closed to new investors effective October 13, 2003, and the front-end sales charge of 1.00% is waived effective October 13, 2003.

For the fiscal years ended August 31, 2003 and August 31, 2004, CFD, as Distributor, retained the following fees:

                                                              COMMON STOCK FUND*
                                                               Class A Shares
                                                              Fiscal year ended,
                                                               2004       2003
                                                              -------   -------
Aggregate initial sales charges on Fund share sales           $10,774   $ 1,059

Initial sales charges retained by CFD                         $ 1,847   $   166

Aggregate contingent deferred sales charges (CDSC)            $     0   $     0
   On Fund redemptions retained by CFD

                                                               Class B Shares
                                                              Fiscal year ended,
                                                               2004      2003
                                                              -------   -------
Aggregate CDSC on Fund redemptions retained by CFD            $ 2,263   $     7

                                                        Class C Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $   441   $     0

                                                       Class D Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $   163   $     0

*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                         GROWTH FUND*
                                                       Class A Shares
                                                      Fiscal year ended,
                                                       2004       2003
                                                      -------    -------
Aggregate initial sales charges on Fund share sales   $134,649   $20,398

Initial sales charges retained by CFD                 $  4,875   $ 2,534

Aggregate contingent deferred sales charges (CDSC)    $      9   $ 1,109
   On Fund redemptions retained by CFD

                                                       Class B Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $ 8,136   $   215

                                                        Class C Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $   326   $     0

                                                        Class D Shares
                                                       Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $    31   $    50

                                                       Class G Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $21,312   $19,518

*Class A, B, D and G shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                      INTERNATIONAL STOCK FUND*
                                                          Class A Shares
                                                         Fiscal year ended,
                                                          2004      2003
                                                         -------   -------
Aggregate initial sales charges on Fund share sales      $44,752   $ 10,013

Initial sales charges retained by CFD                    $ 7,736   $ 7,096

Aggregate contingent deferred sales charges (CDSC)       $    19   $ 2,087
   On Fund redemptions retained by CFD

                                                        Class B Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $19,281   $19,114

                                                        Class C Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $   136   $     0

                                                        Class D Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $    28   $   106

*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                      MID CAP GROWTH FUND*
                                                        Class A Shares
                                                       Fiscal year ended,
                                                        2004      2003
                                                       -------   -------
Aggregate initial sales charges on Fund share sales    $ 58,047  $ 6,808

Initial sales charges retained by CFD                  $  9,271  $ 1,056

Aggregate contingent deferred sales charges (CDSC)     $      0  $    22
   On Fund redemptions retained by CFD

                                                        Class B Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $12,291   $1,098

                                                       Class C Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $   264   $     0

                                                       Class D Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $    21   $   119

                                                       Class G Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $ 2,954   $ 1,636

*Class A, B, D and G shares were initially offered on November 1, 2002 and Class C shares were initially offered in October 13, 2003.

                                                     REAL ESTATE EQUITY FUND*
                                                          Class A Shares
                                                        Fiscal year ended,
                                                         2004        2003
                                                       -------     -------
Aggregate initial sales charges on Fund share sales    $ 212,798   $ 75,728

Initial sales charges retained by CFD                  $  32,403   $ 11,048

Aggregate contingent deferred sales charges (CDSC)     $  25,000   $      0
   On Fund redemptions retained by CFD

                                                       Class B Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $23,444   $ 1,450

                                                       Class C Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $ 2,004   $     0

                                                       Class D Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $ 4,273   $   122

*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                       TECHNOLOGY FUND*
                                                       Class A Shares
                                                      Fiscal year ended,
                                                        2004      2003
                                                      -------   -------
Aggregate initial sales charges on Fund share sales   $48,422   $ 9,239

Initial sales charges retained by CFD                 $ 8,022   $   151

Aggregate contingent deferred sales charges (CDSC)    $     0   $     0
   On Fund redemptions retained by CFD

                                                       Class B Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $40,538   $   154

                                                        Class C Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $   883   $     0

                                                       Class D Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $    11   $    58

*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                      STRATEGIC INVESTOR FUND*
                                                           Class A Shares
                                                          Fiscal year ended,
                                                          2004        2003
                                                        -------      -------
Aggregate initial sales charges on Fund share sales     $ 652,526    $  11,042

Initial sales charges retained by CFD                   $  93,760    $   1,674

Aggregate contingent deferred sales charges (CDSC)      $     487    $     280
   On Fund redemptions retained by CFD

                                                       Class B Shares
                                                      Fiscal year ended,
                                                       2004      2003
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CFD    $26,530   $ 6,849

                                                           Class C Shares
                                                         Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $  1,230       $      0

                                                           Class D Shares
                                                         Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $     12       $     92

*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                             BALANCED FUND*
                                                             Class A Shares
                                                           Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate initial sales charges on Fund share sales        26,350       $ 13,472

Initial sales charges retained by CFD                    $  4,251       $  1,584

Aggregate contingent deferred sales charges (CDSC)       $      0       $     77
  On Fund redemptions retained by CFD

                                                             Class B Shares
                                                            Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $ 15,155       $  4,927

                                                              Class C Shares
                                                             Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $    282       $      0

                                                              Class D Shares
                                                            Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $      9       $    150

*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                          SHORT TERM BOND FUND*
                                                              Class A Shares
                                                            Fiscal year ended,
                                                            2004           2003
                                                            ----           ----
Aggregate initial sales charges on Fund share sales      $ 186,605     $ 271,445

Initial sales charges retained by CFD                    $  26,594     $  34,079

Aggregate contingent deferred sales charges (CDSC)       $  47,962     $     953
  On Fund redemptions retained by CFD

                                                             Class B Shares
                                                            Fiscal year ended,
                                                          2004            2003
                                                          ----            ----
Aggregate CDSC on Fund redemptions retained by CFD       $ 128,706      $ 52,350

                                                             Class C Shares
                                                            Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $ 10,221       $      0

                                                             Class D Shares
                                                            Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $  8,888       $ 16,823

                                                             Class G Shares
                                                           Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $  3,392       $  5,151

                                                             Class T Shares
                                                           Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $      1       $      0

*Class A, B, D and G shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                        FIXED INCOME SECURITIES FUND*
                                                               Class A Shares
                                                             Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate initial sales charges on Fund share sales        35,897       $ 40,896

Initial sales charges retained by CFD                    $  4,706       $  4,172

Aggregate contingent deferred sales charges (CDSC)       $    728       $      0
  On Fund redemptions retained by CFD

                                                              Class B Shares
                                                             Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $ 26,284       $  6,586

                                                             Class C Shares
                                                           Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $    576       $      0

                                                              Class D Shares
                                                            Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $ 208          $  2,841

* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                       NATIONAL MUNICIPAL BOND FUND*
                                                              Class A Shares
                                                            Fiscal year ended,
                                                          2004            2003
                                                          ----            ----
Aggregate initial sales charges on Fund share sales        24,717       $ 12,057

Initial sales charges retained by CFD                    $  3,549       $  1,276

Aggregate contingent deferred sales charges (CDSC)       $      0       $      0
  On Fund redemptions retained by CFD

                                                               Class B Shares
                                                             Fiscal year ended,
                                                          2004            2003
                                                          ----            ----
Aggregate CDSC on Fund redemptions retained by CFD       $  1,512       $      0

                                                               Class C Shares
                                                             Fiscal year ended,
                                                          2004            2003
                                                          ----            ----
Aggregate CDSC on Fund redemptions retained by CFD       $  955         $      0

                                                              Class D Shares
                                                             Fiscal year ended,
                                                          2004            2003
                                                          ----            ----
Aggregate CDSC on Fund redemptions retained by CFD       $     29       $    121

* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                       OREGON MUNICIPAL BOND FUND*
                                                             Class A Shares
                                                           Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate initial sales charges on Fund share sales      $ 18,602       $ 63,121

Initial sales charges retained by CFD                    $  2,240       $  6,909

Aggregate contingent deferred sales charges (CDSC)       $      0       $      0
 On Fund redemptions retained by CFD

                                                              Class B Shares
                                                            Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $  9,564       $    625

                                                              Class C Shares
                                                            Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $    685       $      0

                                                              Class D Shares
                                                            Fiscal year ended,
                                                          2004            2003
                                                          ----            ----
Aggregate CDSC on Fund redemptions retained by CFD       $    119       $  2,100

* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                             HIGH YIELD FUND*
                                                              Class A Shares
                                                             Fiscal year ended,
                                                          2004            2003
                                                          ----            ----
Aggregate initial sales charges on Fund share sales      $790,974     $ 1,410,289

Initial sales charges retained by CFD                    $ 96,270     $   158,986

Aggregate contingent deferred sales charges (CDSC)       $ 66,541     $     8,066
  On Fund redemptions retained by CFD

                                                              Class B Shares
                                                             Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $ 297,129    $   73,004

                                                              Class C Shares
                                                             Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $ 32,727       $      0

                                                              Class D Shares
                                                             Fiscal year ended,
                                                           2004           2003
                                                           ----           ----
Aggregate CDSC on Fund redemptions retained by CFD       $ 39,786       $ 42,091

* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

      The Advisor, CFD and CFS are wholly owned subsidiaries of Columbia Management Group, Inc., which is an indirect wholly owned subsidiary of Bank of America Financial Corporation ("Bank of America"). Bank of America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

                             PORTFOLIO TRANSACTIONS

      Each Fund, other than the Strategic Investor Fund, will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.

      The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter. There is generally no stated commission in the case of fixed income securities that are traded in the over-the-counter market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up.

      Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where fees or commissions are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include the: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and (vii) reasonableness of commission. The Funds recently adopted policies prohibiting a Fund from directing commissions to any broker-dealer for sale of the Fund's shares.

      Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of a commission another broker or dealer would have charged for effecting a transaction may be paid by a Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

      The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research. On a semi-annual basis, the Advisor's research analysts and portfolio managers participate in a detailed internal survey regarding the value of proprietary research and the skills or contributions made by the various brokerage analysts to the Advisor's investment process. Firms are then confidentially ranked based on that survey. Brokerage allocations are then made, as much as reasonably possible, based on those rankings.

      The Advisor may use a Fund's commissions to acquire third party research or products that are not available through its full-service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor's Soft Dollar Committee which is responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Funds and that the price paid with broker commissions is fair and reasonable.

      The receipt of proprietary and third party research services or products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Funds or other clients. Conversely, research provided by brokers or dealers who have executed orders on behalf of other clients of the Advisor and its affiliates might be useful to the Advisor in carrying out its obligations to a Fund.

      Total brokerage commissions paid (agency only) by each of the respective Funds for each of the last three fiscal years were:

          FUND                            2004           2003*          2002
          ----                        -----------    -----------     ----------
Common Stock Fund                     $2,038,302     $1,511,696      $2,190,926
Growth Fund                           $3,656,405     $3,916,262      $5,689,484
Mid Cap Growth Fund                   $4,568,079     $2,792,191      $2,756,879
Small Cap Growth Fund                 $4,182,561     $2,274,813      $2,664,649
Real Estate Fund                      $1,006,065     $1,359,961      $  852,884
Balanced Fund                         $1,984,251     $1,432,505      $1,960,887
Technology Fund                       $1,103,735     $  528,962      $  296,070
Strategic Investor Fund               $1,457,139     $  950,489      $2,297,858
International Stock Fund              $2,219,092     $  576,027      $  697,867

      *The Funds changed their fiscal year end from December 31 to August 31 in 2003. Information provided is for the eight-month period ended August 31, 2003.

      No agency brokerage commissions were paid by the Fixed Income Securities Fund, High Yield Fund, International Stock Fund, National Municipal Bond Fund, Short Term Bond Fund, Daily Income Company or the Oregon Municipal Bond Fund during the last three years. Of the commissions paid in 2004, the Common Stock Fund paid $354,660, the Growth Fund paid $449,811, the Mid Cap Growth Fund paid $363,965, the Small Cap Growth Fund paid $310,350, the Balanced Fund paid $393,314, the Real Estate Fund paid $22,043, the Strategic Investor Fund paid $102,594, and the Technology Fund paid $52,458 to acquire third-party research or products.

      At August 31, 2004, the Funds held securities of their regular brokers or dealers as set forth below:

      FUND                             BROKER/DEALER                                     VALUE
COMMON STOCK FUND                  JP MORGAN CHASE CO                                 $ 7,560,255
                                   CITIGROUP INC.                                     $ 7,438,314
                                   MORGAN STANLEY                                     $ 4,870,080
                                   MARSH MCLENNAN CO INC                              $ 2,484,764
                                   EDWARDS A.G. INC                                   $ 1,725,088
                                   E*TRADE GROUP INC                                  $ 1,724,592
GROWTH FUND                        MERRILL LYNCH & CO INC                             $10,760,449
                                   CITIGROUP INC                                      $ 8,511,377

          FUND                         BROKER/DEALER                                     VALUE
INTERNATIONAL STOCK FUND           AXA                                                $ 3,828,704
                                   CREDIT SUISSE GROUP                                $ 2,393,572
MID CAP GROWTH FUND                E*Trade Group Inc                                  $ 5,478,878
SMALL CAP GROWTH FUND              AFFILIATED MANAGERS GROUP                          $ 7,705,265
REAL ESTATE EQUITY FUND            NONE
TECHNOLOGY FUND                    NONE
STRATEGIC INVESTOR FUND            JP MORGAN CHASE & CO                               $ 5,153,316
                                   CITIGROUP INC                                      $ 3,027,700
                                   MORGAN STANLEY                                     $ 2,536,500
                                   PIPER JAFFRAY                                      $ 1,502,035
                                   NOMURA HOLDINGS INC- ADR                           $ 1,388,000
                                   MARSH & MCLENNAN CO INC                            $ 1,228,975
                                   NIKKO CORDIAL CORP.                                $   679,682
BALANCED FUND                      CITIGROUP INC                                      $ 9,091,438
                                   JP MORGAN CHASE & CO                               $ 8,980,658
                                   MORGAN STANLEY                                     $ 6,274,903
                                   MARSH & MCLENNAN CO INC                            $ 2,641,179
                                   WACHOVIA CORP                                      $ 1,802,624
                                   EDWARDS (A.G.)                                     $ 1,645,094
                                   E*TRADE GROUP INC.                                 $ 1,255,748
                                   MERRILL LYNCH & CO INC                             $ 1,011,960
                                   LEHMAN BROTHERS HOLDINGS                           $   812,800
                                   GOLDMAN SACHS                                      $   746,609
SHORT TERM BOND FUND               JP MORGAN CHASE & CO                               $ 4,021,320

            FUND                       BROKER/DEALER                                     VALUE
                                   WACHOVIA CORP.                                     $ 3,708,542
                                   LEHMAN BROTHERS HOLDINGS                           $ 3,058,030
                                   CITIGROUP INC                                      $ 2,845,071
                                   BEAR STEARNS CO INC                                $ 2,761,096
                                   MORGAN STANLEY DEAN                                $ 2,636,775
                                   GOLDMAN SACHS                                      $ 2,612,429
                                   CREDIT SUISSE FB USA INC                           $ 2,525,171
                                   MERRILL LYNCH & CO                                 $ 2,457,097
FIXED INCOME SECURITIES FUND       CITIGROUP, INC.                                    $ 3,572,899
                                   JP MORGAN CHASE & CO                               $ 2,684,393
                                   WACHOVIA CORP                                      $ 2,651,807
                                   MERRILL LYNCH & CO                                 $ 1,907,545
                                   BEAR STEARNS                                       $ 1,736,305
                                   GOLDMAN SACHS                                      $ 1,553,348
                                   MORGAN STANLEY                                     $ 1,476,052
                                   LEHMAN BROTHERS HOLDINGS                           $ 1,016,000
NATIONAL MUNICIPAL BOND FUND       NONE
OREGON MUNICIPAL BOND FUND         NONE
COLUMBIA HIGH YIELD FUND           NONE
COLUMBIA DAILY INCOME COMPANY      DEUTSCHE BANK FINANCIAL                            $14,990,533
                                   CITICORP/COMMERCIAL CR GROUP INC                   $14,483,766
                                   MERRILL LYNCH & CO.                                $12,787,493
                                   MORGAN STANLEY DEAN WITTER CO.                     $11,599,020

FUND                                   BROKER/DEALER                                     VALUE
                                   GOLDMAN SACHS GROUP                                $ 7,975,822
                                   MORGAN, J P CHASE                                  $ 6,013,183

      Provided each Fund's Board of Directors is satisfied that the Fund is receiving the most favorable price and execution available, the Advisor may consider the sale of the Fund's shares as a factor in the selection of brokerage firms to execute its portfolio transactions. The placement of portfolio transactions with brokerage firms who sell shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. The Advisor may use research services provided by and allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with the Advisor, if the Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. During the years listed, the Funds periodically used Robertson Stephens and Fleet Institutional Trading, affiliated broker-dealers of the Advisor that were disbanded in 2004, to execute purchase and sale orders. During 2004, the Funds periodically used W.R. Hambrecht, an affiliated broker-dealer of the Advisor to execute purchase and sale orders.

      The aggregate dollar amount of brokerage commissions paid to Robertson Stephens for the fiscal years 2002, 2003, and 2004 is as follows:

         FUND                 2004           2003*         2002
         ----               --------       --------      --------
Small Cap Growth Fund       $      0       $      0      $      0
Balanced Fund               $      0       $      0      $  9,330
Mid Cap Growth Fund         $      0       $      0      $      0
Growth Fund                 $      0       $      0      $  3,460
Real Estate Equity Fund     $      0       $      0      $      0
Strategic Investor Fund     $      0       $      0      $ 11,510
Common Stock Fund           $      0       $      0      $  2,020

      The aggregate dollar amount of brokerage commissions paid to Fleet Institutional Trading for fiscal years 2003 and 2004 is as follows:

         FUND                 2004          2003*
         ----               --------       -------
Balanced Fund               $      0       $      0
Strategic Investor Fund     $  5,125       $ 34,125
Common Stock Fund           $      0    0  $      0

      *The Funds changed their fiscal year end from December 31 to August 31 in 2003. Information provided for 2003 is for the eight-month period ended August 31, 2003.

      The aggregate dollar amount of brokerage commissions paid to W.R. Hambrecht for the fiscal year 2004 is as follows:

         FUND                 2004
         ----                -------
Small Cap Growth Fund        $ 1,365
Mid Cap Growth Fund          $ 9,785
Growth Fund                  $25,250
Strategic Investor Fund      $ 1,500

      For all years, the aggregate dollar amount of purchase and sale transactions and total broker commissions were less than 1% of each Fund's total purchase and sale transactions and broker commissions. In addition to agency transactions, the Funds may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. Such trades will be executed in accordance with the rules and regulations of the 1940 Act, as well as procedures adopted by the Funds.

      Buy and sell orders of a Fund may be aggregated by the Advisor with other trades made at the regional trading desk at which the trade is completed with those of other Funds or accounts or other investment pools managed by the Advisor or affiliates of the Advisor to achieve best execution, and, on the average, lower brokerage commission costs. Orders are aggregated only if the Advisor, in the exercise of its investment discretion, believes such aggregation is consistent with its duty to seek best execution and if each client involved in the order is treated fairly and on an equitable basis. Each client that participates in an aggregated order will typically participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Absent unusual circumstances, an aggregated order that is only partially completed by the Advisor will be allocated to each client on a pro rata basis based on the percentage of the combined order actually filled. Notwithstanding the above, the Advisor may execute buy and sell orders for clients and take action in performance of its duties with respect to any of its clients that may differ from actions taken with respect to another client with similar investment policies and objectives, so long as the Advisor shall, to the extent practical, allocate investment opportunities to clients over a period of time on a fair and equitable basis and in accordance with applicable law.

      Allocations among accounts managed by the Advisor of investments in initial and secondary public offerings ("IPOs and "SPOs," jointly "POs") are made pursuant to Guidelines (the "Guidelines") established by the Advisor. The Guidelines establish which accounts are eligible to participate in a particular PO and what level of participation is permitted. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the PO is not appropriate for his or her accounts or an individual account. A manager who declines to participate must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts for which an PO opportunity is appropriate will be made on a fair and equitable basis.

      The Advisor, CFD and the Funds maintain a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or the Advisor's other clients or take unfair advantage of their relationship with the Advisor. The specific standards in the Ethics Code include, among others, a requirement that trades of all access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security five business days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Advisor's Ethics Committee to monitor that compliance.

      The Advisor and the Funds have also adopted an Insider Trading Policy. The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.

                       CAPITAL STOCK AND OTHER SECURITIES

   Each Fund is an Oregon corporation and was organized in the year set forth below opposite its name.

            FUND                                 DATE
            ----                                 ----
Common Stock Fund                                1991
Growth Fund                                      1967
International Stock Fund                         1992
Mid Cap Growth Fund                              1985
Small Cap Growth Fund                            1996
Real Estate Fund                                 1994
Technology Fund                                  2000
Strategic Investor Fund                          2000
Balanced Fund                                    1991
Short Term Bond Fund                             1986
Fixed Income Securities Fund                     1983
National Municipal Bond Fund                     1999
Oregon Municipal Bond Fund                       1984
High Yield Fund                                  1993
Daily Income Company                             1974

      Each Fund offers some or all of the following classes of shares pursuant to a Rule 18f-3 Plan (the "Plan") adopted by the Directors in accordance with the 1940 Act: Class A, B, C, D, G, T and Z. Shares of each class of a Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other relative rights, preferences, limitations, and terms and conditions, except that: (1) each class has a different designation, (2) each class of shares bears any expenses attributable to a class as set forth in the Plan and the relevant Prospectus, (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution and service plan adopted under Rule 12b-1, if any, and (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class has the particular features described below. The differences among the classes of the Funds are subject to change by action of the Board of Directors of each Fund and to the extent permitted by the 1940 Act and each Fund's articles of incorporation and bylaws. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund, voting for the election of directors, can elect all the directors.

      Except as indicated in Appendix I, Class G shares of a Fund (other than the Growth Fund) automatically convert into Class T shares of the same Fund at the time disclosed in the relevant Fund's Prospectus for Class T and G shares. Class G shares of the Growth Fund automatically convert into Class A shares of that Fund at the time disclosed in the Fund's Prospectus for Class G shares. Class B shares automatically convert into Class A shares of the same Fund at the time disclosed in the relevant Fund's Prospectus for Class A, B, C and D shares.

      Shares of Class A, D and T shares are offered with a front-end sales charge, payable at the time of purchase, unless waived as set forth in the Prospectus for such Fund. Class B, C and G shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge depending on the length of time the shares are held. Class A, C, D and T shares held for fewer than 18 months (12 months in the case of Class C and D) after purchase are subject to a 1.00% contingent deferred sales charge. A detailed description of these various sales charges can be found in the Prospectus for the relevant class. Class T shares received in connection with a fund merger are subject to a contingent deferred sales charge if redeemed within 12 months of the original purchase.

      Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.

                           DISTRIBUTION AND SERVICING

RULE 12B-1 DISTRIBUTION PLAN

      The Directors have approved a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for the Funds' Class A, B, C, D and G shares. Under the 12b-1 Plan, each Fund pays CFD a monthly service fee at an annual rate of up to 0.25% of the Fund's net assets attributed to Class A, B, C and D shares. Each Fund may also pay CFD monthly a distribution fee at an annual rate of 0.10% of the Fund's daily net assets attributed to Class A shares and up to 0.75% of the Fund's average daily net assets attributable to Class B, C and D shares. The Funds' Board of Directors currently limits payments under the 12b-1 Plan for Class A shares to 0.25% annually. Also under the 12b-1 Plan, the Growth Fund, Mid Cap Growth Fund and Short Term Bond Fund pay CFD a monthly service fee at an annual rate of up to 0.50% of the Fund's net assets attributed to Class G shares, made up of up to 0.25% for certain shareholder services ("Shareholder Liaison Services") and up to 0.25% for administrative services ("Administrative Support Services"). The Growth Fund, Mid Cap Growth Fund and Short Term Bond Fund also pay CFD monthly a distribution fee at an annual rate of up to 0.65% of the Fund's average daily net assets attributed to Class G shares.

      CFD has also voluntarily agreed to waive a portion of the Short Term Bond Fund Class C and Class D distribution fees so that these fees do not exceed 0.40% annually of the Class C's and Class D's average daily net assets. For the National Municipal Bond Fund and Oregon Municipal Bond Fund, CFD has voluntarily agreed to waive a portion of its Class C and Class D distribution fees so that these fees do not exceed 0.65% annually of Class C's and Class D's average daily net assets. For the Fixed Income Securities Fund and High Yield Fund, the Distributor has voluntarily agreed to waive a portion of its Class C and Class D distribution fees so that these fees do not exceed 0.85% annually of the Class C's and Class D's average daily net assets.

      The monthly service and distribution fees shall be used by CFD to cover expenses and activities primarily intended to result in the sale of Fund shares. These expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by CFD in advertising and marketing Fund shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions and other industry professionals ("Service Organizations") with respect to the Funds' shares beneficially owned by customers for whom the Service Organization is the shareholder of record; (e) the direct and indirect cost of financing the payments or expenses included in
(a) and (d) above; or (f) such other services as may be construed by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

      Shareholder Liaison Services may include the following services provided by financial services firms ("FSFs"): (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD;
(b) processing dividend payments; (c) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (d) providing periodic mailings to customers. Administrative Support Services may include the following services provided by FSFs: (a) providing customers with information as to their positions in Class G shares; (b) responding to customer inquiries; and (c) providing a service to invest the assets of customers in Class G shares.

      CFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of CFD's expenses, CFD may realize a profit from the fees. The 12b-1 Plan authorizes the Advisor to make payments out of its own funds for distribution or services costs.

      At this time, the total Class G service and distribution fees have been limited to 0.95% for the Growth Fund and Mid Cap Growth Fund and 0.80% for the Short Term Bond Fund. These limitations may be modified or terminated by the Board of Directors at any time.

SHAREHOLDER SERVICES PLAN

      The Board of Directors has approved a Shareholder Services Plan (the "Services Plan") for Class T shares of the Mid Cap Growth Fund and the Short Term Bond Fund. Under the Services Plan, these two Funds may pay FSFs a monthly service fee up to an annual rate of 0.50% of the Fund's net assets attributed to Class T shares beneficially owned by the customers of the FSFs, made up of 0.25% for Shareholder Liaison Services and 0.25% for Administrative Support Services, to compensate FSFs for providing services to beneficial owners of Class T shares. At this time, the fees payable by the holders of Class T shares pursuant to the Services Plan have been limited to 0.30% for the Mid Cap Growth Fund and 0.15% for the Short Term Bond Fund. The Services Plan provides that the FSFs will waive the fees to the extent that net investment income attributable to Class T shares earned in the applicable period is less than the fees due for such period.

TERMS OF THE 12B-1 AND SERVICES PLAN

      CFD has advised the Funds that the 12b-1 Plan and the Services Plan could be significant factors in the growth and retention of the Funds' assets, resulting in a more advantageous expense ratio, increased investment flexibility and a greater ability to attract and retain research and portfolio management talent, which could benefit each class of the Funds' shareholders. The 12b-1 Plan and the Services Plan will continue in effect from year to year so long as their continuance is specifically approved at least annually by a vote of the Directors, including the Directors who are not interested persons of a Fund and have no direct or indirect financial interest in the operation of the 12b-1 Plan or the Services Plan or in any related agreements ("Independent Directors"), and, with respect to the 12b-1 Plan, cast in person at a meeting called for the purpose. All material amendments of the 12b-1 Plan or the Services Plan must be approved by the Directors in the manner provided in the foregoing sentence. The 12b-1 Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares. The 12b-1 Plan and the Services Plan may be terminated at any time by vote of a majority of the Independent Directors or, with respect to the 12b-1 Plan, by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the 12b-1 Plan and the Services Plan will only be effective if the selection and nomination of the Directors who are not interested persons of the Funds is effected by such Independent Directors.

      The Funds' 12b-1 Plan monthly service and distribution fees paid to CFD for the period ended August 31, 2004 were (Class C shares were not available until October 13, 2003):


                                                SERVICE FEE                                        DISTRIBUTION FEE
                            ---------------------------------------------------   -------------------------------------------------
                            CLASS A    CLASS B    CLASS C   CLASS D     CLASS G   CLASS T   CLASS B     CLASS C   CLASS D   CLASS G
                            --------   --------   -------   --------    -------   -------   --------    -------   --------  -------
Common Stock Fund           $  1,533   $  4,005   $    80   $    348         --         --  $ 12,052    $   242   $  1,049       --
Growth Fund                 $ 12,228   $  4,527   $   260   $    710    $43,644         --  $ 13,582    $   779   $  2,114  $94,563
International Stock Fund    $ 61,658   $ 27,959   $   948   $  1,834         --         --  $ 83,878    $ 2,845   $  5,532       --
Mid Cap Growth Fund         $ 13,691   $ 12,878   $   735   $  1,874    $ 2,309   $ 87,984  $ 38,634    $ 2,206   $  5,635  $ 5,005
Real Estate Equity Fund     $ 70,852   $ 20,950   $ 2,912   $ 10,632         --         --  $ 62,850    $ 8,738   $ 31,895       --
Technology Fund             $  4,349   $  6,186   $   609   $     93         --         --  $ 18,559    $ 1,830   $    279       --
Strategic Investor Fund     $189,017   $ 26,135   $11,132   $  1,863         --         --  $ 78,695    $33,396   $  5,589       --
Balanced Fund               $  4,349   $ 14,169   $ 1,090   $  1,486         --         --  $ 42,507    $ 3,270   $  4,458       --
Short Term Bond Fund        $ 74,475   $ 63,644   $ 4,260   $ 38,815    $ 1,979   $ 37,561  $190,933    $12,776   $116,445  $ 8,592
Fixed Income Securities     $ 22,484   $ 11,353   $   252   $  5,779         --         --  $ 34,061    $   755   $ 17,339       --
Fund
National Municipal Bond     $  2,286   $  1,861   $ 1,469   $  1,171         --         --  $  5,491    $ 4,423   $  3,514       --
Fund
Oregon Municipal Bond Fund  $  7,100   $  3,054   $   302   $  1,970         --         --  $  9,166    $   908   $  5,927       --
High Yield Fund             $675,162   $253,964   $29,162   $256,091         --         --  $761,891    $87,485   $768,275       --

      Sales-related expenses of CFD relating to the Funds were:

COMMON STOCK FUND                                           Fiscal Year Ended August 31, 2004
                                         Class A Shares    Class B Shares    Class C Shares      Class D Shares
                                         --------------    --------------    --------------      --------------
Fees to FSFs                                 $ 5,833           $21,018           $ 857                $ 248
Allocated cost of sales
material relating to the Fund
(including printing, mailing
and other promotion
expenses)                                    $   816           $   470           $  52                $  30
Allocated travel,
entertainment and other                      $ 3,140           $ 1,806           $ 198                $ 114
expenses

                                                                    Fiscal Year Ended August 31, 2004
GROWTH FUND                              Class A Shares    Class B Shares     Class C Shares      Class D Shares     Class G Shares
                                         --------------    --------------     --------------      --------------     --------------
Fees to FSFs                               $  15,162         $  45,723            $  2,619            $  589           $  47,090
Allocated cost of sales material
relating to the Fund (including
printing, mailing and other promotion
expenses)                                  $   1,372         $     929            $    190            $   60           $   1,453

Allocated travel, entertainment and
other expenses                             $   5,277         $   3,572            $    731            $  231           $   5,589

                                                             Fiscal Year Ended August 31, 2004
INTERNATIONAL STOCK FUND                 Class A Shares    Class B Shares     Class C Shares     Class D Shares
                                         --------------    --------------     --------------     --------------
Fees to FSFs                                 $71,072          $ 91,225            $ 5,994            $ 1,856
Allocated cost of sales material
relating to the Fund (including
printing, mailing and other promotion
expenses)                                    $ 4,027          $  2,847            $   454            $   175
Allocated travel, entertainment and
other expenses                               $15,493          $ 10,952            $ 1,747            $   675

                                                                     Fiscal Year Ended August 31, 2004
MID CAP GROWTH FUND                    Class A Shares  Class B Shares  Class C Shares  Class D Shares Class G Shares Class T Shares
                                       --------------  --------------  --------------  -------------- -------------- --------------
Fees to FSFs                             $  87,836      $  60,643          $  4,533      $ 4,174        $  2,483       $       0
Allocated cost of sales material
relating to the Fund (including
printing, mailing and other promotion
expenses)                                $   5,084      $   1,496          $    599      $    99        $    114       $   1,505
Allocated travel, entertainment and
other expenses                           $  19,556      $   5,756          $  2,304      $   382        $    439       $   5,788

                                                                   Fiscal Year Ended August 31, 2004
REAL ESTATE EQUITY FUND                    Class A Shares    Class B Shares    Class C Shares      Class D Shares
                                           --------------    --------------    --------------      --------------
Fees to FSFs                                  $ 78,242         $  185,005        $ 28,713             $ 9,196
Allocated cost of sales material
relating to the Fund (including
printing, mailing and other promotion
expenses)                                     $ 37,415         $    4,318        $  2,247             $ 1,070
Allocated travel, entertainment and
other  expenses                               $143,932         $   16,613        $  8,642             $ 4,118

                                                               Fiscal Year Ended August 31, 2004
TECHNOLOGY FUND                            Class A Shares    Class B Shares    Class C Shares     Class D Shares
                                           --------------    --------------    --------------     --------------
Fees to FSFs                                  $  2,063          $  70,710         $ 6,665             $    76
Allocated cost of sales material
relating to the Fund (including
printing, mailing and other promotion
expenses)                                     $  3,184          $   1,579         $   646             $    53
Allocated travel, entertainment and
other expenses                                $ 12,248          $   6,074         $ 2,484             $   205

                                                               Fiscal Year Ended August 31, 2004
STRATEGIC INVESTOR FUND                    Class A Shares     Class B Shares    Class C Shares    Class D Shares
                                           --------------     --------------    --------------    --------------
Fees to FSFs                                  $  261,326         $  580,986          $  119,556      $ 11,533
Allocated cost of sales material
relating to the Fund (including
printing, mailing and other promotion
expenses)                                     $   38,930         $   13,387          $   13,642      $     44

Allocated travel, entertainment and
other  expenses                               $  149,762         $   51,497          $   52,478      $    171

                                                              Fiscal Year Ended August 31, 2004
BALANCED FUND                              Class A Shares     Class B Shares    Class C Shares    Class D Shares
                                           --------------     --------------    --------------    --------------
Fees to FSFs                                  $ 4,358           $  80,318         $ 7,153             $ 1,180
Allocated cost of sales material
relating to the Fund (including
printing, mailing and other promotion
expenses)                                     $   855           $   1,909         $   541             $    96

Allocated travel, entertainment and
other  expenses                               $ 3,290           $   7,344         $ 2,080             $   371

                                                                      Fiscal Year Ended August 31, 2004
SHORT TERM BOND FUND                   Class A Shares  Class B Shares  Class C Shares Class D Shares Class G Shares Class T Shares
                                       --------------  --------------  -------------- -------------- -------------- --------------
Fees to FSFs                             $ 152,630        $ 168,050       $ 31,938      $ 38,684        $  2,152      $      0
Allocated cost of sales material
relating to the Fund (including
printing, mailing and other promotion
expenses)                                $  20,072        $   3,851       $  2,305      $  1,395        $     46      $    861
Allocated travel, entertainment and
other  expenses                          $  77,215        $  14,815       $  8,868      $  5,365        $    175      $  3,313

                                                             Fiscal Year Ended August 31, 2004
FIXED INCOME SECURITIES FUND               Class A Shares    Class B Shares    Class C Shares     Class D Shares
                                           --------------    --------------    --------------     --------------
Fees to FSFs                                 $  36,369         $  34,182           $ 3,450             $ 3,998
Allocated cost of sales material
relating to the Fund (including
printing, mailing and other promotion
expenses)                                    $   5,888         $     835           $   160             $    73
Allocated travel, entertainment and
other expenses                               $  22,649         $   3,212           $   615             $   282

                                                               Fiscal Year Ended August 31, 2004
NATIONAL MUNICIPAL BOND FUND               Class A Shares    Class B Shares    Class C Shares     Class D Shares
                                           --------------    --------------    --------------     --------------
Fees to FSFs                                   $ 2,227          $ 9,256            $ 6,797           $ 861
Allocated cost of sales material
relating to the Fund (including
printing, mailing and other promotion
expenses)                                      $   942          $   209            $   474           $  56
Allocated travel, entertainment and
other  expenses                                $ 3,622          $   804            $ 1,822           $ 215

                                                             Fiscal Year Ended August 31, 2004
OREGON MUNICIPAL BOND FUND                 Class A Shares    Class B Shares    Class C Shares     Class D Shares
                                           --------------    --------------    --------------     --------------
Fees to FSFs                                   $ 17,114        $ 17,357           $ 2,681             $  2,802
Allocated cost of sales material
relating to the Fund (including
printing, mailing and other promotion
expenses)                                      $  2,140        $    479           $   289             $    160
Allocated travel, entertainment and
other  expenses                                $  8,233        $  1,843           $ 1,113             $    616

                                                                  Fiscal Year Ended August 31, 2004
HIGH YIELD FUND                            Class A Shares    Class B Shares    Class C Shares     Class D Shares
                                           --------------    --------------    --------------     --------------
Fees to FSFs                                  $ 952,130         $ 843,370         $ 341,820         $ 199,432
Allocated cost of sales material
relating to the Fund (including
printing, mailing and other promotion
expenses)                                     $ 233,596         $  21,196         $  21,357         $  11,473
Allocated travel, entertainment and
other  expenses                               $ 898,620         $  81,540         $  82,160         $  44,137

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES AND REDEMPTIONS

      A detailed discussion of how you may purchase, redeem and exchange each class of shares in a Fund is discussed in the Prospectus applicable to such class. The following information and policies are supplemental to that found in the applicable Prospectus.

      Each Fund will generally accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to a Fund before the Fund processes that day's transactions. If the FSF fails to transmit before a Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the New York Stock Exchange ("Exchange") on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of a Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

      Each Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.

      Checks presented for the purchase of shares of a Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gifts checks, credit card convenience checks, credit cards, cash and bank counter (starter checks) are not accepted.

      CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.

      Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described in the Prospectus. Certificates will not be issued. Shareholders may send any certificates to CFS for deposit to their account.

      CFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Funds' applicable Prospectus) to FSFs that agree to promote the sale of shares of the Funds or other funds that CFD distributes. At its discretion, CFD may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Funds' shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

      The following special purchase programs/investor services may be changed or eliminated at any time.

      AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of the Funds may be purchased through the Automatic Investment Plan. Preauthorized monthly electronic funds transfers for a fixed amount of at least $50 ($25 for Individual Retirement Accounts ("IRAs")) are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds from the transfer. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.

      AUTOMATED DOLLAR COST AVERAGING. The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to five other funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your Fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same class of shares by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

      Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

      An exchange is generally a capital sale transaction for federal income tax purposes. You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of Funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.

      You should consult your FSF to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

      TAX-SHELTERED RETIREMENT PLANS. CFD offers prototype tax-qualified plans, including Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company serves as Trustee of CFD prototype plans and charges a $20 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.

      Participants in non-CFD prototype Retirement Plans (other than IRAs) also are charged a $20 annual fee unless the plan maintains an omnibus account with CFS. Participants in CFD prototype Plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a CFD IRA Rollover account in any Fund, or if the Plan maintains an omnibus account.

      Consultation with a competent financial and tax advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

      TELEPHONE ADDRESS CHANGE SERVICES. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification number available when calling.

      CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

      AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

      CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time.

      RIGHT OF ACCUMULATION (CLASS A, B AND T ONLY). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase with prior purchases of shares of all classes of the funds distributed by CFD. The applicable sales charge is based on the combined total of:

            1. The current purchase; and

            2. The value at the public offering price at the close of business on the previous day of all shares (of any class) of funds distributed by CFD held by the shareholder, the shareholder's spouse or the shareholder's minor children (except shares of any money market fund, unless such shares were acquired by exchange from Class A or Class T shares of another non-money market fund).

      CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.

      STATEMENT OF INTENT (CLASS A AND CLASS T SHARES ONLY). Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all shares (of any class) of funds distributed by CFD held by the shareholder on the date of the Statement (except shares of any money market fund, unless such shares were acquired by exchange from Class A or Class T shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

      During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or Class T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

      If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.

      If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A or T shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

      Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

      REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C, D, G or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

      PRIVILEGES OF FINANCIAL SERVICES FIRMS. Class A shares of certain Funds may be sold at NAV to registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.

      PRIVILEGES OF CERTAIN SHAREHOLDERS. Any shareholder eligible to buy Class Z shares may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

      WAIVER OF CONTINGENT DEFERRED SALES CHARGES ("CDSCS") (CLASSES A, B, C, D, G AND T, EXCEPT AS NOTED) CDSCs may be waived on redemptions in the following situations with the proper documentation:

            1. Death. CDSCs may be waived on redemptions within one year (no such limit for G and T shares) following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse (no spousal requirement for G and T shares), or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the shares are not redeemed within one year of the death (except for G and T shares), they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

            2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."

            3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

            4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

            5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by CFD.

            6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by CFD for at least two years.

      The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

      Shares may also be sold on any day the Exchange is open, either directly to a Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, a Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

      To sell shares directly to a Fund, send a signed letter of instruction or stock power form to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable CDSC) next calculated after a Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CFS and many banks. Additional documentation may required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders and other legal entities. Call CFS for more information at 1-800-345-6611.

      FSFs must receive requests before the time at which a Fund's shares are valued to receive that day's price. FSFs are responsible for furnishing all necessary documentation to CFS and may charge for this service.

      SYSTEMATIC WITHDRAWAL PLAN. The shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B, Class C and Class D shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B, Class C and Class D share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

      A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

      A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of a Fund (other than through the reinvestment of dividends) and a SWP at the same time.

      SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

      A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.

      The cost of administering SWPs for the benefit of shareholders who participate in them is borne by a Fund as an expense of all shareholders.

      Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in street name must be made payable to the back office via the NSCC.

      TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-345-6611 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account, or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions may apply to retirement plan accounts.

      CHECKWRITING (COLUMBIA DAILY INCOME FUND ONLY). Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $250 for shares of the Daily Income Fund and not more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

      Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

      NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

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DISTRIBUTIONS

      Distributions are invested in additional shares of the same class of a Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by CFS is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

      Shares of Funds that pay daily dividends (Short Term Bond Fund, Fixed Income Securities Fund, Oregon Municipal Bond Fund, National Municipal Bond Fund, High Yield Yield and the Daily Income Company) will be earned starting the day after the Fund receives payments for the shares.

HOW TO EXCHANGE SHARES

      Shares of a Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) distributed by CFD on the basis of the NAVs per share at the time of exchange. Class D shares may be exchanged for Class C shares. Class Z shares may be exchanged for Class A shares of the other funds that are not offering Class Z shares. Class G shares can be exchanged for Class B shares, but once exchanged into Class B cannot be reexchanged back into Class G. Class T shares can be exchanged for Class A shares, but once exchanged into Class A cannot be reexchanged back into Class T. The prospectus of each Fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain of these funds are not available to residents of all states. Consult CFS before requesting an exchange.

      By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS may require customary additional documentation. Prospectuses of the other funds are available from the CFD Literature Department by calling 1-800-426-3750.

      A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

      Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

      An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

      The Funds also reserve the right to close a shareholder account if the shareholder's actions are deemed to be detrimental to the Fund or its shareholders, including, without limitation, violating the exchange policy set forth in its Prospectus. If a Fund redeems shares, payment will be made promptly at the current net asset value. A redemption may result in a realized capital gain or loss.

PRICING OF SHARES

      The net asset value ("NAV") per share of each Fund is determined by the Advisor, under procedures approved by the directors, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the directors. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

      A Fund may suspend the determination of the NAV of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to

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determine the value of the Fund's assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Fund complies with rules and regulations of the SEC, which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

      For purposes of calculating the NAV of a Fund's shares, the following procedures are utilized whenever applicable. Each Fund's equity securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Each Fund purchasing debt securities uses market value to value such securities as quoted by an independent pricing service, dealers who are market makers in the securities or by procedures and guidelines approved by the Funds' Board of Directors. Market values are generally based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Funds' Board of Directors.

      Investments in the Daily Income Company and other temporary cash investments are carried at values deemed best to reflect their fair values as determined in good faith by the Advisor, under procedures adopted by the Funds' Board of Directors. These values are based on cost, adjusted for amortization of discount or premium and accrued interest, unless unusual circumstances indicate that another method of determining fair value should be used.

      The value of assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event.

                                    CUSTODIAN

      State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02101 acts as the Funds' general custodian, for both domestic and foreign securities. Through June 2002, U.S. Bank N.A. acted as the general custodian for the Funds (except the International Stock Fund) with respect to domestic securities and J.P. Morgan Chase & Co. acted as the general custodian for the International Stock Fund and provided custody services to those Funds that invest in foreign securities. The Custodian holds securities and cash of the Funds, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Funds, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

      Portfolio securities purchased in the United States are maintained in the custody of the Custodian. Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Board of Directors of the Funds or, in the case of foreign securities, by the Custodian, as a delegate of the Board of Directors, all in accordance with regulations under the 1940 Act.

      The Advisor determines whether it is in the best interest of the Funds and their shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Directors, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Funds, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodial arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

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                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The financial statements of each Fund for the period ended August 31, 2004, the selected per share data and ratios under the caption "Financial Highlights," and the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, are included in the 2004 Annual Report to Shareholders of the Funds. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110, in addition to examining the financial statements of the Funds, assists in the review of the tax returns of the Funds and in certain other matters.

                                      TAXES

FEDERAL INCOME TAXES

      Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Code. Each Fund believes it satisfies the tests to qualify as a regulated investment company. If a Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders.

      To qualify as a regulated investment company for any taxable year, each Fund must, among other things:

      (a) derive at least 90 percent of its gross income from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; or net income from an interest in qualified publicly traded partnerships (the "90 Percent Test"); and

      (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) 50 percent or more of the value of the assets of the Fund consists of cash, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in either the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements or the securities of one or more qualified publicly traded partnerships (the "Diversification Test"). In addition, a Fund must file, or have filed, a proper election with the Internal Revenue Service.

      Part I of Subchapter M of the Code will apply to a Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends and exempt interest dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest (net of expenses attributable to such interest), and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending on or after November 8, 1983 or
(ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

      A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed as a "capital gain dividend" is taxed to a Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.

      If any net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses) are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim

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

their proportional share of the federal income taxes paid by the Fund on such gains as credits against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

      SPECIAL ASPECTS OF 90 PERCENT TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

      Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

      OREGON MUNICIPAL BOND FUND AND NATIONAL MUNICIPAL BOND FUND. In certain cases, Subchapter M permits the character of tax-exempt interest received and distributed by a regulated investment company to flow through for federal tax purposes as tax-exempt interest to its shareholders, provided that 50 percent or more of the value of its assets at the end of each quarter is invested in tax-exempt assets such as municipal bonds. For purposes of this Statement of Additional Information, the term "municipal bonds" refers to obligations that pay interest that is tax-exempt under Section 103 of the Code. For purposes of this Statement of Additional Information, the term "tax-exempt interest" refers to interest that is not includable in gross income for federal income tax purposes. As discussed below, however, tax-exempt interest may result in an increase in the taxes of the recipient because of the alternative minimum tax, the environmental tax, the branch profits tax, or under other provisions of the Code that are beyond the scope of this Statement of Additional Information. The Oregon Municipal Bond Fund and the National Municipal Bond Fund intend to have at least 50 percent of the value of their total assets at the close of each quarter of their taxable year consist of obligations the interest on which is not includable in gross income for federal income tax purposes under Section 103 of the Code. As a result, the Oregon Municipal Bond Fund's and the National Municipal Bond Fund's dividends payable from net tax-exempt interest earned from municipal bonds should qualify as exempt-interest dividends.

      Distributions properly designated by the Oregon Municipal Bond Fund and the National Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds (including municipal bonds of Guam, Puerto Rico, and certain other issuers) will not be includable by shareholders in gross income for federal income tax purposes (except for shareholders who are, or are related to, "substantial users," as discussed below). Distributions representing net taxable interest received by the Oregon Municipal Bond Fund and the National Municipal Bond Fund from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds, will be taxable to shareholders as ordinary income.

      Any capital loss realized upon the redemption of shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund six months or less from the date of purchase of the shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend.
Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period for this purpose.

      Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15 percent tax rate for shareholders who are individuals) regardless of the length of time fund shares are held. As described below, as a result of 2003 legislation, qualified dividend income distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

      A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

      Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund will not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Special rules that are beyond the scope of this Statement of Additional Information limit the deduction of interest paid by financial institutions. Investors with questions regarding these issues should consult their tax advisors.

      Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be items of tax preference and must be included in alternative minimum taxable income for the purpose of determining liability, if any, for the 26-28 percent alternative minimum tax for individuals and the 20 percent alternative minimum tax for corporations. Furthermore, the alternative minimum taxable income for corporations includes an adjustment equal to 75 percent of the excess of "adjusted current earnings" over the corporation's other federal alternative minimum taxable income (computed without regard to "adjusted current earnings" and without regard to any "alternative tax net operating loss"). See Section 56(g) of the Code. For the purpose of alternative minimum tax for corporations, all exempt-interest dividends, less any interest expense incurred to purchase or carry shares paying exempt interest dividends, must be taken into account as "adjusted current earnings." In addition, exempt-interest dividends paid to corporate investors may be subject to tax under the environmental tax, which applies at the rate of 0.12 percent on the excess of the "modified alternative minimum taxable income" of the corporation over $2 million. See Section 59A of the Code.

      In some cases, exempt-interest dividends paid by the Oregon Municipal Bond Fund and the National Municipal Bond Fund may indirectly affect the amount of Social Security benefits or railroad retirement benefits that are taxable income to an investor. See Section 86 of the Code.

      Certain foreign corporations may be subject to the "branch profits tax" under Section 884 of the Code. The receipt of dividends from the Oregon Municipal Bond Fund and the National Municipal Bond Fund may increase the liability of the foreign corporation under the branch profits tax, even if such dividends are generally tax-exempt.

      "Substantial users" (or persons related thereto) of facilities financed by certain governmental obligations are not allowed to exclude from gross income interest on such obligations. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person (i) who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5 percent of the total revenues derived by all users of such facilities, (ii) who occupies more than 5 percent of the usable area of such facilities or (iii) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners, and an S corporation and its shareholders. No investigation as to the substantial users of the facilities financed by bonds in the Oregon Municipal Bond Fund's and the National Municipal Bond Fund's portfolios will be made by the Oregon Municipal Bond Fund and the National Municipal Bond Fund. Potential investors who may be, or may be related to, substantial users of such facilities should consult their tax advisors before purchasing shares of the Oregon Municipal Bond Fund or the National Municipal Bond Fund.

      At the respective times of issuance of the municipal bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax generally were or will be rendered by bond counsel engaged by the respective issuing authorities. The Oregon Municipal Bond Fund and the National Municipal Bond Fund will not make any review of the issuance of the municipal bonds or of the basis for such opinions. An opinion concerning tax-exempt interest generally assumes continuing compliance with applicable standards and restrictions. Certain circumstances or actions by an issuer after the date of issuance can cause interest on municipal bonds to become includable in gross income. In some cases, the interest on such bonds could become taxable from the date of issuance. The Oregon Municipal Bond Fund and the National Municipal Bond Fund will not monitor any issuers or any municipal bonds to attempt to ensure that the interest remains tax-exempt.

      If either the Oregon Municipal Bond Fund or the National Municipal Bond Fund declares dividends attributable to taxable interest it has received, it intends to designate as taxable the same percentage of the day's dividend that the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

      Shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund generally would not be a suitable investment for a tax-exempt institution, a tax-exempt retirement plan, or an individual retirement account. To the extent that such an entity or account is tax-exempt, no additional benefit would result from receiving tax-exempt dividends.

      From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Oregon Municipal Bond Fund and the National Municipal Bond Fund and the value of portfolio securities held by the these Funds would be affected.

      HEDGING TRANSACTIONS. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of each Fund.

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      Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income (or, with respect to a tax-exempt Fund, the sum of its net tax-exempt and taxable income). If a Fund's book income exceeds its taxable income (or, with respect to a tax-exempt Fund, its tax-exempt income), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income (or, for a tax-exempt Fund, the sum of its net tax-exempt and taxable income), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

      OTHER FUNDS. Shareholders of Funds other than the Oregon Municipal Bond Fund and the National Municipal Bond Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from the Common Stock Fund, the Growth Fund, the Strategic Investor Fund, the International Stock Fund, the Mid Cap Growth Fund, and the Balanced Fund may qualify, in whole or part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund. Qualifying dividends may include those paid to a Fund by domestic corporations but do not include those paid by foreign corporations. The dividends-received deduction equals 70 percent of qualifying dividends received from a Fund by a shareholder, and is subject to a holding period requirement. In addition, qualifying dividends are includable in adjusted current earnings for purposes of computing the corporate alternative minimum tax. However, distributions from the Daily Income Company, the Fixed Income Securities Fund, the Short Term Bond Fund and the High Yield Fund are unlikely to so qualify because the income of these Funds consists largely or entirely of interest rather than dividends. In addition, to the extent the Real Estate Fund's income is derived from interest and distributions from real estate investment trusts ("REITs"), distributions from that Fund will not qualify for the dividends-received deduction. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

      GENERAL CONSIDERATIONS. Distributions from a Fund (other than exempt-interest dividends) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions properly designated by any Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders at the applicable long-term capital gains rate, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning on or before December 31, 2008 qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Funds as well as other requirements. For this purpose, long-term capital gain rates apply to the extent that the Fund receives dividends from domestic or qualifying foreign corporations and the Fund meets holding period and other requirements. Generally, a dividend received from a foreign corporation will not be treated as qualified dividend income if the foreign corporation is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or, for taxable years of foreign corporations beginning on or before December 31, 2004, as a foreign personal holding company or a foreign investment company. If the aggregate qualified dividends received by a Fund during any taxable year are 95 percent or more of its gross income, then 100 percent of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

      Long term capital gains rates have been temporarily reduced, in general, to 15 percent, with lower rates applying to taxpayers in the 10-percent and 15-percent rate brackets for taxable years beginning on or before December 31, 2008.

      The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held more than 12 months, and otherwise as a short-term capital loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly-purchased shares will be adjusted to reflect the disallowed loss.

      A portion of the income distributions from the Real Estate Fund will include a tax return of capital because of the nature of the distributions received by the Fund from its holdings in REITs. A tax return of capital is a nontaxable distribution that reduces the tax cost basis of your shares in the Real Estate Fund. The effect of a return of capital is to defer your tax liability on that portion of your income distributions until you sell your shares of the Real Estate Fund. There is no recognition of gain or loss unless the return of capital exceeds the cost basis in the shares.

      Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of capital. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings. This tax result is extremely unlikely in the case of the Daily Income Company, which distributes its earnings daily and has few or no capital gains.

      Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each calendar year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior calendar year's distributions which the Fund has designated to be treated as long-term capital gain and, in the case of the Oregon Municipal Bond Fund and the National Municipal Bond Fund, as tax-exempt interest, or in the case of the Real Estate Fund, as a tax return of capital. The ratio of tax-exempt income to total net investment income earned during the year may be substantially different from the ratio of tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of tax-exempt income to total net investment income actually earned while a shareholder.

      Each Fund is generally required to obtain from its shareholders a certification of the shareholder's taxpayer identification number and certain other information. Each Fund generally will not accept an investment to establish a new account that does not comply with this requirement. With respect to amounts paid through 2010, if a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 28 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service, for credit toward the shareholder's federal income taxes. The backup withholding rate will be 31 percent for amounts paid after December 31, 2010. A shareholder's failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder's account, which will be closed. Closure of the account may result in a capital gain or loss.

      If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

      A special tax may apply to a Fund if it fails to make enough distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year (or for the calendar year itself if the Fund so elects), plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

      The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

      The Funds may purchase zero coupon bonds (or other discounted debt securities) and payment-in-kind ("PIK") bonds. With respect to zero coupon bonds, a Fund recognizes original-issue-discount income ratably over the life of the bond even though the Fund receives no payments on the bond until the bond matures. With respect to PIK bonds, a Fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because a Fund must distribute 90 percent of its income to remain qualified as a registered investment company, a Fund may be forced to liquidate a portion of its portfolio (possibly at a time when it is not advantageous to do so) to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

      A Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

FOREIGN INCOME TAXES

      The International Stock Fund invests in the securities of foreign corporations and issuers. To a lesser extent, the Common Stock Fund, the Growth Fund, the Mid Cap Growth Fund, the Small Cap Growth Fund, the Real Estate Fund, the Technology Fund, the Strategic Investor Fund, the Balanced Fund, and the High Yield Fund also may invest in such foreign securities. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce a Fund's distributed income and a Fund's return. The Funds generally expect to incur, however, no foreign income taxes on gains from the sale of foreign securities.

      The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Funds intend to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by a Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

      U.S. FOREIGN TAX CREDITS OR DEDUCTIONS FOR SHAREHOLDERS OF THE INTERNATIONAL STOCK FUND. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50 percent of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so. None of the other Columbia Funds that may invest in foreign securities will qualify under Section 853 of the Code.

      If the International Stock Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the qualifying income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to limits of Section 904 of the Code, including a holding period requirement. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax advisor.

      No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

      Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

      INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the Fund may be able to elect to treat a PFIC as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

      Dividends from the Real Estate Fund will generally not be treated as qualified dividend income.

      The Real Estate Fund, and to a lesser extent certain other Funds (see "INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUND"), may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Real Estate Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Real Estate Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

      In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Real Estate Fund does not intend to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

STATE INCOME TAXES

      FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the Fund.

      NATIONAL MUNICIPAL BOND FUND. Distributions from this Fund may be exempt from the income tax of a state, if the distributions are derived from tax-exempt interest paid on the municipal securities of that state or its political subdivisions. Those distributions may not be exempt from another state's income tax, however. In addition, distributions derived from capital gains generally will be subject to state income tax. Shareholders of the National Municipal Bond Fund should consult their tax advisors regarding whether any portion of distributions received from that Fund is exempt from state income tax, because exemption may depend upon whether the shareholder is an individual, subject to tax in any given state, the residence of the individual, and the particular state tax treatment of mutual funds.

      OREGON MUNICIPAL BOND FUND. Individuals, trusts, and estates will not be subject to the Oregon personal income tax on distributions from the Oregon Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, individuals, trusts, and estates that are subject to Oregon personal income tax generally are also subject to the Oregon personal income tax on distributions from the Oregon Municipal Bond Fund that are derived from other types of income, including interest on the municipal bonds of states other than Oregon. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the Oregon Municipal Bond Fund, including income that is exempt for federal purposes. Shares of the Oregon Municipal Bond Fund will not be subject to Oregon property tax. Additional discussion regarding local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.

      Oregon generally taxes corporations on interest income from municipal bonds. The Oregon Municipal Bond Fund is a corporation. However, ORS 317.309(2) provides that a regulated investment company may deduct from such interest income the exempt-interest dividends that are paid to shareholders. The Oregon Municipal Bond Fund expects to distribute its interest income so that it will not be liable for Oregon corporation excise or income taxes.

      The Oregon Municipal Bond Fund and the National Municipal Bond Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal bonds received by the Fund during the preceding year.

      SHORT TERM BOND FUND AND FIXED INCOME FUND. Individuals, trusts, and estates will not be subject to Oregon personal income tax on dividends properly designated by the Short Term Bond Fund as derived from interest on U.S. Government obligations. See ORS 316.683. If a shareholder pays deductible interest on debt incurred to carry shares of the Short Term Bond Fund, the amount of the tax-exempt dividends for state tax purposes will be reduced. If a shareholder sells shares of the Short Term Bond Fund at a loss after holding them for six months or less, the loss will be disallowed for state purposes to the extent of any state tax-exempt dividend received by the shareholder. Local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.

GENERAL INFORMATION

      Capital gains distributed to shareholders of both the Oregon Municipal Bond Fund and the National Municipal Bond Fund will generally be subject to state and local taxes. Further discussion regarding the state and local tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION

      The foregoing summary and the summary included in the Prospectus under "Distributions and Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change, prospectively or retroactively, by legislative or administrative action. Local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

      Recent Tax Shelter Reporting Regulations. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss under Section 165 of the Code with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

      This discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.

                              FINANCIAL STATEMENTS

      The Funds' most recent Annual and Semi-Annual Reports to shareholders are separate documents supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Reports, and the financial statements and accompanying notes appearing in the Semi-Annual Report are incorporated by reference into this Statement of Additional Information.

                                   APPENDIX I

INFORMATION APPLICABLE TO CERTAIN CLASS G SHAREHOLDERS

      Except as set forth below, Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

      The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Growth Fund II and Galaxy Short-Term Bond Fund shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                                                    % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                       SHARES ARE SOLD
-----------------------------                                       ---------------
Through first year                                                        5.00
Through second year                                                       4.00
Through third year                                                        3.00
Through fourth year                                                       3.00
Through fifth year                                                        2.00
Through sixth year                                                        1.00
Longer than six years                                                     None

      Class G shares received in exchange for Galaxy Short-Term Bond Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase.

      Class G shares received in exchange for Galaxy Growth Fund II Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class A shares six years after purchase.

      The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Large Cap Growth Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                                                    % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                       SHARES ARE SOLD
-----------------------------                                       ---------------
Through first year                                                        5.50
Through second year                                                       5.00
Through third year                                                        4.00
Through fourth year                                                       3.00
Through fifth year                                                        2.00
Through sixth year                                                        1.00
Through the seventh year                                                  None
Longer than seven years                                                   None

      If you acquired Retail B Shares of the Galaxy Large Cap Growth Fund in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class B shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization.

                EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                VOTE THIS PROXY CARD TODAY!

                THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

                YOU CAN VOTE YOUR PROXIES OVER THE INTERNET, BY TELEPHONE OR BY FAX - IT'S EASY AND CONFIDENTIAL.

                INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

                IF YOU ARE VOTING BY INTERNET, TELEPHONE OR FAX, YOU SHOULD NOT MAIL YOUR PROXY CARD.

                VOTE BY INTERNET:

                 -  READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

                 - GO TO HTTPS://VOTE.PROXY-DIRECT.COM AND FOLLOW THE ON SCREEN DIRECTIONS.

                VOTE BY TELEPHONE:

                 -  READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

                 -  WHEN YOU ARE READY TO VOTE, CALL TOLL FREE 1-866-241-6192.

                 -  FOLLOW THE RECORDED INSTRUCTIONS PROVIDED TO CAST YOUR VOTE.

                VOTE BY FAX:

                 - FAX YOUR EXECUTED PROXY TO US TOLL FREE AT 1-888-796-9932 ANYTIME.

                IF YOU HAVE ANY QUESTIONS OR CONCERNS, PLEASE CALL 1-866-270-3134 FROM 9:00 A.M. TO 11:00 P.M. EDT MONDAY THROUGH
                FRIDAY, AND SATURDAYS FROM 12:00 TO 6:00 P.M.

                YOU MAY RECEIVE ADDITIONAL PROXIES FOR OTHER ACCOUNTS. THESE ARE NOT DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY IN ORDER FOR YOUR VOTES TO BE COUNTED.


        Please detach at perforation before mailing.


COLUMBIA MANAGEMENT                                                        PROXY
                            COLUMBIA FUNDS TRUST VII
                           COLUMBIA NEWPORT TIGER FUND
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 9, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of __________, _________________, ____________ and
_________________ as proxies of the signers, with full power of substitution, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 9, 2005 and at any adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted.

                VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                ----------------------------------------------------
                999 9999 9999 999
                ----------------------------------------------------

                NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                ----------------------------------------------------
                Shareholder sign here

                ----------------------------------------------------
                Co-owner sign here

                ----------------------------------------------------
                Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSALS LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

                                                    FOR     AGAINST   ABSTAIN

1. Proposal to approve an Agreement and Plan of     [ ]      [ ]      [ ]
   Reorganization with respect to the acquisition of Columbia Newport Tiger Fund by Columbia
   International Stock Fund, Inc.

2. Proposal to elect the following nominees as Trustees of Columbia Funds
   Trust I:

                Mr. Hacker                         Ms. Kelly
                Mr. Lowry                          Mr. Mayer
                Mr. Nelson                         Mr. Neuhauser
                Mr. Simpson                        Mr. Stitzel
                Mr. Theobald                       Ms. Verville
                Mr. Woolworth

     FOR ALL NOMINEES [  ]      WITHHOLD FROM ALL NOMINEES [  ]

     FOR ALL NOMINEES EXCEPT [  ]_________________________
     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above)


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW. [ ]

-------------------------------------

-------------------------------------

PART C. OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Oregon law and the articles of incorporation and bylaws of the Registrant provide that any director or officer of the Registrant may be indemnified by the Registrant against all expenses incurred by him in connection with any claim, action, suit or proceeding, civil or criminal, by reason of his being an officer, director, employee or agent of the Registrant to the fullest extent not prohibited by the Oregon Business Corporation Act and the Investment Company Act of 1940 and related regulations and interpretations of the Securities and Exchange Commission.

Insofar as reimbursement or indemnification for expenses incurred by a director or officer in legal proceedings arising under the Securities Act of 1933 may be permitted by the above provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such reimbursement or indemnification is against public policy as expressed in the Act and therefore unenforceable. In the event that any claim for indemnification under the above provisions is asserted by an officer or director in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has already been settled by controlling precedent, will (except insofar as such claim seeks reimbursement of expenses paid or incurred by an officer or director in the successful defense of any such action, suit, or proceeding or claim, issue, or matter therein) submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant's directors and officers are also named insureds under an insurance policy issued by ICI Mutual Insurance Company.

ITEM 16. EXHIBITS

         (1)(a)   Registrant's Articles of Incorporation. (1)

         (1)(b)   Amended and Restated Articles of Incorporation. (2)

         (1)(c) Articles of Amendment to the Amended and Restated Articles of Incorporation. (2)

         (1)(d) Articles of Amendment to the Amended and Restated Articles of Incorporation. (3)

         (2)      Restated Bylaws. (1)

         (3)      Not applicable.

         (4) Agreement and Plan of Reorganization - Constitutes Exhibit A to Part A hereof.

         (5)      Specimen Stock Certificate. (1)

         (6)(a)   Investment Advisory Contract. (1)

         (6)(b)   Amendment No. 1 to the Investment Advisory Contract. (3)

         (7)      Distribution Agreement. (4)

         (8)      Not applicable.

         (9)      Master Custodian Agreement with State Street Bank & Trust Co.
                  (5)

         (10)(a)  Form of Rule 12b-1 Plan as amended. (3)

         (10)(b)  Form of Rule 18f-3 Plan as amended. (3)

         (11)     Form of opinion of Stoel Rives LLP, including consent.*

         (12) Opinion of Ropes & Gray LLP as to tax matters - To be filed by Post-Effective Amendment.

         (13)(a)  Shareholders' Servicing and Transfer Agent Agreement. (4)

         (13)(b)  Pricing, Bookkeeping and Fund Administration Agreement. (3)

         (13)(c) Amendment No. 1 to Pricing, Bookkeeping and Fund Administrative Agreement - Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Agreement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 33-48994 and 811-7024).

         (14)(a) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to Columbia International Stock Fund, Inc. *

         (14)(b) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to Columbia Newport Tiger Fund.*

         (15)     Not applicable.

         (16)     Powers of Attorney.*

         (17)     Not applicable.

                              *********************

         * Filed herewith.

         (1) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, File No. 33-48994, filed February 23, 1998.

         (2) Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, File No. 33-48994, filed May 1, 2003.

         (3) Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, File No. 33-48994, filed October 10, 2003.

         (4) Incorporated herein by reference to Post-Effective Amendment No. 21 to the Columbia Mid Cap Growth Fund, Inc.'s, formerly Columbia Special Fund, Inc., Registration Statement on Form N-1A, File No. 333-91934, filed on October 28, 2002.

         (5) Incorporated herein by reference to the Registrant's Registration Statement on Form N-14, File No. 333-91914, filed on July 3, 2002.

ITEM 17. UNDERTAKINGS

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                               ******************

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Boston and The Commonwealth of Massachusetts on this tenth day of, June, 2005.

                     COLUMBIA INTERNATIONAL STOCK FUND, INC.

                      By: Christopher L. Wilson, President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

             SIGNED:                                 TITLE:                             DATE:
---------------------------------      -------------------------------------        -------------
/S/ Christopher L. Wilson              President (Chief Executive Officer)          June 10, 2005
---------------------------------
Christopher L. Wilson

/S/ J. Kevin Connaughton               Treasurer (Principal Financial Officer)      June 10, 2005
---------------------------------
J. Kevin Connaughton

/S/ Michael G. Clarke                  Chief Accounting Officer (Principal          June 10, 2005
---------------------------------      Accounting Officer)
Michael G. Clarke

/S/ Douglas A. Hacker                  Trustee                                      June 10, 2005
---------------------------------
Douglas A. Hacker

/S/ Janet Langford Kelly               Trustee                                      June 10, 2005
---------------------------------
Janet Langford Kelly

/S/ Richard W. Lowry                   Trustee                                      June 10, 2005
---------------------------------
Richard W. Lowry

/S/ William S. Mayer                   Trustee                                      June 10, 2005
---------------------------------
William S. Mayer

/S/ Dr. Charles R. Nelson              Trustee                                      June 10, 2005
---------------------------------
Dr. Charles R. Nelson

/S/ John J. Neuhauser                  Trustee                                      June 10, 2005
---------------------------------
John J. Neuhauser

/S/ Patrick J. Simpson                 Trustee                                      June 10, 2005
---------------------------------
Patrick J. Simpson

/S/ Thomas E. Stitzel                  Trustee                                      June 10, 2005
---------------------------------
Thomas E. Stitzel

/S/ Thomas C. Theobald                 Trustee                                      June 10, 2005
---------------------------------
Thomas C. Theobald

/S/ Anne Lee Verville                  Trustee                                      June 10, 2005
---------------------------------
Anne Lee Verville

/S/ Richard L. Woolworth               Trustee                                      June 10, 2005
---------------------------------
Richard L. Woolworth

                       By: /s/ Vincent P. Pietropaolo
                           --------------------------
                       As Attorney-in-Fact
                       June 10, 2005

                                  EXHIBIT LIST

                      (11) FORM OF OPINION OF STOEL RIVES

                        (14) CONSENT OF PWC - INT'L FUND

                            (16) Powers of Attorney